As filed with the Securities and Exchange Commission

                               on August 15, 2002

                        Securities Act File No. 333-91816


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                          Pre-Effective Amendment No. 1


                      Post-Effective Amendment No. /_____/

                                   FORUM FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   Two Portland Square, Portland, Maine 04101
               (Address of Principal Executive Offices) (Zip Code)

                                 (207) 879-1900
                  (Registrant's Area Code and Telephone Number)

                              Leslie K. Klenk, Esq.
                            Forum Fund Services, LLC
                               Two Portland Square
                               Portland, ME 04101

                          Copies of Communications to:

                            Anthony C.J. Nuland, Esq.
                               Seward & Kissel LLP
                               1200 G Street, N.W.
                             Washington, D.C. 20005

                  Approximate Date of Proposed Public Offering:
                        As soon as practicable after this
                    Registration Statement becomes effective.
--------------------------------------------------------------------------------



Title of  securities  being  registered:

     Institutional Shares and A Shares of BrownIA Intermediate Bond Fund

     Institutional Shares, A Shares, B Shares and C Shares of BrownIa Small-Cap Growth Fund

Pursuant to Rule 429, a filing fee is required because the Registrant has previously registered an indefinite number of its Shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------
                      IMPORTANT NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------


                      SHORT-INTERMEDIATE INCOME FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                                 August 15, 2002


Dear Valued Shareholder:


     Enclosed is a Notice of Special Meeting of Shareholders of Short-Intermediate Income Fund, Inc. (the "Fund") to be held at 2:30 p.m. on September 19, 2002 at the Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202. At the meeting, we are asking Fund shareholders to approve the reorganization of the Fund into the BrownIA
Intermediate Bond Fund (the "BrownIA Fund"), a series of Forum Funds, another registered investment company (the "Reorganization").

         The Board of Directors of the Fund (the "Board") unanimously approved the Reorganization and believes that it is in the best interests of the Fund's shareholders. Under the Reorganization, Fund shareholders will exchange their Fund shares for an equal value of shares of the BrownIA Fund as of the date of the Reorganization. As a result, Fund shareholders holding Institutional Shares will receive Institutional Shares of the BrownIA Fund and Fund shareholders holding A Shares will receive A Shares of the BrownIA Fund. Enclosed is further information about the Reorganization including a Combined Proxy Statement/Prospectus and a proxy card.

     In considering the Reorganization, please note that:

     o The Fund and the BrownIA Fund pursue similar investment objectives and similar investment strategies and investment policies although the Fund invests in a combination of short - and intermediate-term fixed income securities while the BrownIA Fund focuses on intermediate-term fixed income securities.

     o The Fund and the BrownIA Fund will have similar portfolio holdings and the same portfolio managers. [Prior to and after the closing of the Reorganization, the Fund and the BrownIA Fund expect to sell certain fixed income securities and replace them others.

     o    The Fund and the BrownIA Fund have the same net operating expenses.

     o After the Reorganization, the BrownIA Fund's performance information will reflect the Fund's performance information.

         The Board believes that the Reorganization is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal. Please choose one of the following options to vote:

     o By Mail: Complete the enclosed proxy card and return it in the postage-paid envelope providedo
     o    By Telephone: Call the Toll-Free number on your proxy card.
     o    By Internet: Log on to WWW.PROXYWEB.COM
     o    Attend the Special Meeting (details enclosed).

         Brown Investment Advisory Incorporated, the Fund's investment subadviser and the BrownIA Fund's investment adviser, has agreed to pay all of the expenses of the Reorganization so that shareholders will not bear these costs.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.



                                        Very truly yours,

                                        Richard T. Hale
                                        President
                                        Short-Intermediate Income Fund, Inc.

                      SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                                 August 15, 2002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2002


To the Shareholders of Short-Intermediate Income Fund, Inc.:


     A special meeting of shareholders of Short-Intermediate Income Fund, Inc. (the "Fund") will be held on September 19, 2002 at 2:30 p.m. (Eastern Time) at the Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202 to consider the following:

1. A proposal to approve the Agreement and Plan of Reorganization (the "Plan") between Short-Intermediate Income Fund, Inc. (the "Fund") and Forum Funds (the "Trust"). Under the Plan, the Fund will transfer all of its assets and liabilities to BrownIA Intermediate Bond Fund ("BrownIA Fund"), a series of the Trust, in exchange for shares of the BrownIA Fund. The Fund will then distribute the shares received from the BrownIA Fund proportionately to its shareholders and then terminate; and

2.       Any other business that properly comes before the meeting.

         Enclosed with this notice is a Combined Proxy Statement/Prospectus which includes information relevant to the proposed transaction. A form of the Plan is attached as Exhibit A to the Combined Proxy Statement/Prospectus.

         Shareholders of record of the Fund as of the close of business on July 17, 2002 are entitled to vote at the meeting and any related follow-up meetings. This notice and related Combined Proxy Statement/Prospectus are first being mailed to shareholders of the Fund on or about August 15, 2002. This Proxy is being solicited by the Board of Directors of the Fund.

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

                                        By Order of the Board of Directors,

                                        Daniel O. Hirsch
                                        Secretary
                                        Short-Intermediate Income Fund, Inc.


               YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

18


                           PROXY STATEMENT/PROSPECTUS


                                 AUGUST 15, 2002

                          Acquisition of the Assets of
                      SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202
                                 (800) 730-1313

                   By and In Exchange for shares of beneficial
                                   interest of

                         BROWNIA INTERMEDIATE BOND FUND
                                   a series of

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (800) 540-6807

     On June 25, 2002, the Board of Directors of Short-Intermediate Income Fund, Inc. (the "Board") approved the reorganization of the Short-Intermediate Income Fund, Inc. (the "Fund") into BrownIA Intermediate Bond Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust"), subject to approval by the Fund's shareholders. Each of the Fund and the Trust is an open-end management investment company. The Fund is comprised of one series and the Trust is comprised of numerous separate series, including the BrownIA Fund.


     The reorganization contemplates that the Fund will transfer all of its assets and liabilities to the BrownIA Fund in exchange, on a tax-free basis, for Institutional Shares and A Shares of the BrownIA Fund. The Fund will then distribute the shares received to its shareholders on a tax-free basis. As a result, Fund shareholders holding Institutional Shares will receive Institutional Shares of the BrownIA Fund and Fund shareholders holding A Shares will receive A Shares of the BrownIA Fund. After the reorganization is completed, the Fund will terminate.


     Please read the Combined Proxy Statement/Prospectus carefully and retain it for future reference. This document sets forth concisely the information about the reorganization that you should know before investing in the BrownIA Fund. A Statement of Additional Information dated August 15, 2002 has been filed with the Securities and Exchange Commission ("SEC") regarding the reorganization and is incorporated into this Combined Proxy Statement/Prospectus by reference.

     A copy of the Prospectus for the BrownIA Fund, dated August 1, 2002 (as amended August 9, 2002), accompanies this Combined Proxy Statement/Prospectus and is incorporated by reference into this Combined Proxy Statement/Prospectus. The Statement of Additional Information for the BrownIA Fund, dated August 1, 2002, is also incorporated by reference into this Combined Proxy Statement/Prospectus. Copies of the BrownIA Fund's Statement of Additional Information, dated August 1, 2002, are available upon request without charge by writing or calling:


                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                 (800) 540-6807


     The Fund's Prospectus for Institutional Shares, the Fund's Prospectus for A Shares and the Fund's Statement of Additional Information, each dated May 1, 2002 and the Annual Report dated December 31, 2001, are incorporated by reference into this Combined Proxy Statement/ Prospectus. Copies of this information are available upon request without charge by writing or calling:

                    Deutsche Asset Management Service Center
                                 P.O. Box 219210
                        Kansas City, Missouri 64121-9210
                                 (800) 730-1313

         Shareholders may also view or obtain copies of this Combined Proxy Statement/Prospectus, the materials incorporated by reference herein or additional information regarding the Fund or the BrownIA Fund from the Securities and Exchange Commission's ("SEC") Website, HTTP://WWW.SEC.GOV.

THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR   PASSED   UPON   THE   ADEQUACY   OF   THIS   COMBINED    PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND AND THE BROWNIA FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, AND ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE BROWNIA FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS


SUMMARY.......................................................................4
  The Proposed Reorganization.................................................4
  Comparison of Fees..........................................................5
  Comparison of Business Structures...........................................6
  Comparison of Investment Objectives and Principal Investment Strategies.....6
  Comparison of Investment Advisory Services and Fees.........................7
  Comparison of Other Service Providers.......................................8
  Comparison of Class Structures..............................................8
  Comparison of Sales Charges.................................................8
  Comparison of Purchase, Redemption and Exchange Privileges..................9
  Comparison of Minimum/Subsequent Investment Requirements....................11
  Comparison of Distribution Policies.........................................12
  Comparison of Distribution and Shareholder Service Fees.....................12
  Comparison of Net Asset Value Calculation Procedures........................12
  Tax Matters Relating to the Reorganization..................................12
INVESTMENT RISKS..............................................................12
  General Risks...............................................................12
  Specific Risks..............................................................13
INFORMATION ABOUT THE REORGANIZATION..........................................13
  General Description of the Reorganization and Plan..........................13
  Securities to be Issued.....................................................14
  Reasons for the Reorganization..............................................15
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
  AND CERTAIN OTHER POLICIES..................................................16
  Investment Objectives.......................................................16
  Principal Investment Strategies.............................................16
  Other Investment Policies...................................................18
COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES...........................19
TAXATION......................................................................20
  Tax Consequences of Distributions...........................................20
  Tax Consequence of the Reorganization.......................................20
PERFORMANCE...................................................................21
CAPITALIZATION................................................................22
VOTING INFORMATION............................................................22
ADDITIONAL INFORMATION........................................................24
  Legal Matters...............................................................24
  Experts.....................................................................24
  Information Filed with the Securities and Exchange Commission...............24
EXHIBIT A:  Form of Agreement and Plan of Reorganization.....................A-1
EXHIBIT B:  Management's Discussion of Performance - Short-
                     Intermediate Income Fund, Inc...........................B-1
EXHIBIT C:  Financial Highlights - Short-Intermediate Income Fund, Inc.......C-1

                                     SUMMARY


     This section summarizes the important terms of the proposed reorganization as well as certain information regarding the Short-Intermediate Income Fund, Inc. (the "Fund") and the BrownIA Intermediate Bond Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust"). The information set forth in this section is only a summary of and is qualified in its entirety by the information contained elsewhere in this Combined Proxy Statement/Prospectus or in the documents incorporated by reference herein.

     For a detailed discussion of the topics discussed in this Summary regarding the Fund, see the Fund's Prospectus for Institutional Shares or the Fund's Prospectus for A Shares and the Fund's Statement of Additional Information, each dated May 1, 2002, and the Statement of Additional Information dated August 15, 2002 to this Combined Proxy Statement/Prospectus. For a detailed discussion of the topics discussed in this Summary regarding the BrownIA Fund, see the BrownIA Fund's Prospectus dated August 1, 2002 (as amended August 9, 2002), the BrownIA Fund's Statement of Additional Information dated August 1, 2002 and the Statement of Additional Information dated August 15, 2002 to this Combined Proxy Statement/Prospectus.


THE PROPOSED REORGANIZATION

         On June 25, 2002, the Fund's Board of Directors (the "Board") unanimously voted to approve the reorganization of the Fund into and with the BrownIA Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Fund and the Trust.


         For the reasons set forth in the section entitled "Information About the Reorganization - Reasons for the Reorganization," the Board, including the Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("Disinterested Directors"), unanimously concluded that the Reorganization is in the best interests of the Fund's shareholders and recommended that you approve the Plan. The Board also concluded that the economic interests of the Fund's shareholders would not be diluted as a result of the Reorganization. The Board considered a variety of different factors prior to forming these conclusions including, but not limited to: (1) the similarities of the investment objectives and policies of the Fund and the BrownIA Fund; (2) the expenses of the Fund and the BrownIA Fund; (3) the tax-free nature of the Reorganization; and (4) the fact that Brown Investment Advisory Incorporated ("Brown") has agreed to pay the costs associated with the Reorganization.

     Under the Plan, the Fund will transfer all of its assets and liabilities to the BrownIA Fund. In exchange for the transfer of assets and liabilities, the BrownIA Fund will issue a number of full and fractional shares of Institutional Shares and A Shares to the Fund equal in value to the net assets transferred to the BrownIA Fund in connection with the Reorganization. The Fund will then distribute to its shareholders of record all shares of the BrownIA Fund received by the Fund and terminate. You will receive, on a tax-free basis, shares of the corresponding class of the BrownIA Fund equal in value to your share of the net assets of the Fund class you hold as of 4:00 P.M., Eastern time, on the Closing Date (as defined in the Plan). Specifically, shareholders of the Fund's Institutional Shares will receive Institutional Shares of the BrownIA Fund while shareholders of the Fund's A Shares will receive A Shares of the BrownIA Fund. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

COMPARISON OF FEES


         The following tables depict the various fees and expenses that you will bear from an investment in the Fund prior to the Reorganization and the Pro Forma expenses of the BrwonIA Fund after the Reorganization.

FEE  TABLE  FOR   SHAREHOLDERS   OF   INSTITUTIONAL   SHARES  AND  A  SHARES  OF
SHORT-INTERMEDIATE INCOME, INC. AND THE PRO FORMA FEE TABLE AS OF DECEMBER 31, 2001 FOR THE INSTITUTIONAL SHARES AND A SHARES OF THE BROWNIA FUND

                                                                                                        PRO FORMA
                                                            SHORT-INTERMEDIATE INCOME FUND,     BROWNIA INTERMEDIATE BOND
                                                                        INC.(1)              FUND(4) (AFTER REORGANIZATION)
                                                              INSTITUTIONAL          A         INSTITUTIONAL        A
                                                                 SHARES           SHARES          SHARES          SHARES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of the offering price)                                  N/A             1.50%            N/A            1.50%
Maximum Deferred Sales Charge (Load) (as a percentage of
amount redeemed)                                                   N/A             0.50%(2)         N/A            0.50%(2)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS)
Management Fees                                                   0.35%            0.35%          0.35%            0.35%
Distribution (12b-1) Fees                                          N/A             0.25%            N/A            0.25%
Other Expenses                                                    0.30%            0.30%          0.31%            0.34%
TOTAL ANNUAL FUND OPERATING EXPENSES                              0.65%            0.90%          0.66%            0.94%
Fee Waiver and Expense Reimbursement                              0.20%(3)         0.20%(3)       0.21%(5)         0.24%(5)
NET ANNUAL FUND OPERATING EXPENSES                                0.45%            0.70%          0.45%            0.70%

(1) Based on amounts incurred during the Fund's fiscal year ended December 31, 2001 stated as a percentage of total assets.
(2)  Applicable only on purchases of $1 million or more.
(3) Investment Company Capital Corp., the Fund's investment adviser, has contractually agreed, through April 30, 2003, to waive a portion of its fees and reimburse certain expenses to the extent that annual fund expenses of Institutional Shares exceed 0.45% of that class' average daily net assets and to the extent that annual fund expenses of A Shares exceeds 0.70% of that class' average daily net assets.
(4) Pro Forma amounts based on combined net assets of the Fund and the BrownIA Fund as if the Reorganization had occurred on December 31, 2001.
(5) Brown has contractually agreed, through September 30, 2003, to waive a portion of its fees and reimburse certain fund expenses to the extent that annual fund expenses of Institutional Shares exceed 0.45% of that class' average daily net assets and to the extent that annual fund expenses of A Shares exceed 0.70% of that class' average daily net assets.

EXAMPLE


         The following is a hypothetical example intended to help you compare the cost of investing in the Fund prior to the Reorganization and in the BrownIA Fund after the Reorganization. This example assumes that you invest $10,000 in a class of the Fund and the BrownIA Fund for the time periods indicated, you pay the maximum sales charge, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that the Fund's and the BrownIA Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                      1 YEAR         3 YEARS         5 YEARS        10 YEARS
                                                  --------------- --------------- -------------- ---------------
Short-Intermediate Income Fund, Inc.
  (prior to the Reorganization)(1)
    Institutional Shares                                     $46            $188           $342            $791
    A Shares                                                $220            $413           $622          $1,223

Pro Forma BrownIA Intermediate Bond Fund
  (after the Reorganization)(1)
    Institutional Shares                                     $46            $190           $348            $804
    A Shares                                                $222            $426           $648          $1,287

(1) The costs for 1 Year takes into account fee waivers and/or expense reimbursements.


COMPARISON OF BUSINESS STRUCTURES

         The Fund is an open-end registered management investment company. The Fund was incorporated under the laws of Maryland on April 16, 1990 and commenced operations on May 13, 1991. The business of the Fund is managed under the direction of the Board. Presently, there is only one series of the Fund. The Fund offers two share classes - Institutional Shares and A Shares.


         The BrownIA Fund is a series of the Trust, another open-end registered management investment company. The Trust commenced operations on March 24, 1980 as a Maryland corporation and was reorganized as a Delaware business trust on January 5, 1996. The business of the Trust and the BrownIA Fund is managed under the direction of the Trust's Board of Trustees (the "Trust Board"). Presently, there are twenty-four series of the Trust, including the BrownIA Fund. The BrownIA Fund and its share classes will not commence operations prior to the Reorganization. After the Reorganization, the BrownIA Fund will offer two share classes - Institutional Shares and A Shares.


     The Board and the Trust Board formulate the general policies of the Fund and the BrownIA Fund, respectively. The Board and the Trust Board also meet periodically to review performance of the Fund and the BrownIA Fund, respectively, to monitor investment activities and practices of the applicable fund and to discuss other matters affecting the applicable fund.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


     The investment objectives of the Fund and the BrownIA Fund are the same. The investment objective of both funds is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     Brown is responsible for the day-to-day management of both the Fund, in its capacity as subadviser, and the BrownIA Fund, in its capacity as investment adviser. The Fund and the BrownIA Fund are managed similarly. The following table summarizes the key differences in the funds' principal investment strategies.

--------------------- ------------------------- ---------------------------- ---------------------------------------------

                         SHORT-INTERMEDIATE      BROWNIA INTERMEDIATE BOND                    EFFECT OF
       POLICY            INCOME FUND, INC.                 FUND                               DIFFERENCE
--------------------- ------------------------- ---------------------------- ---------------------------------------------
Portfolio maturity    The Fund's portfolio      The BrownIA Fund's            The BrownIA Fund may invest more of its
                      will have an average      portfolio will have an        assets in fixed income securities with
                      weighted maturity of      average weighted maturity     longer maturities.  Accordingly, the
                      three to five years.      between three and ten         BrownIA Fund may be subject to more
                                                years.                        interest rate risk than the Fund.
--------------------- ------------------------- ---------------------------- ---------------------------------------------
Portfolio duration    The Fund's portfolio      The BrownIA Fund expects      The BrownIA Fund may invest more of its
                      will have a maximum       to have an average            assets in fixed income securities with
                      duration of four years.   duration of two to five       longer durations.  In addition, the BrownIA
                                                years.                        Fund may track more closely the portfolio
                                                                              duration of its performance benchmark,
                                                                              the Lehman Intermediate Aggregate Index.
                                                                              Accordingly, the BrownIA Fund may be subject
                                                                              to more interest rate risk than the Fund.
--------------------- ------------------------- ---------------------------- ---------------------------------------------
Investments in        The Fund may invest in    The BrownIA Fund may          The BrownIA Fund may invest in a broader
mortgage-backed and   mortgage-backed and       invest in mortgage-backed     selection of mortgage-backed and
asset-backed          asset-backed securities   and asset-backed              asset-backed securities.  Accordingly, the
securities            rated in the top          securities rated in the       BrownIA Fund may be subject to more credit
                      ratings category of S&P   top four ratings              risk and default risk than the Fund.
                      or Moody's.               categories of any
                                                nationally recognized
                                                statistical rating
                                                organization ("NRSRO").
--------------------- ------------------------- ---------------------------- ---------------------------------------------
Investments in        The Fund may invest in    The BrownIA Fund may          The BrownIA Fund may invest in a broader
corporate debt        corporate debt            invest in corporate debt      selection of corporate debt securities.
securities.           securities rated in the   securities rated in the       Accordingly, the BrownIA Fund may be
                      top three ratings         top four ratings              subject to more credit risk and default
                      categories of S&P or      categories of any NRSRO.      risk than the Fund.
                      Moody's.
--------------------- ------------------------- ---------------------------- ---------------------------------------------


COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES


     Investment Company Capital Corp. ("ICCC") is the Fund's investment adviser. ICCC is a wholly owned subsidiary of Deutsche Bank AG. Under the Investment Advisory Agreement with the Fund, ICCC makes the investment decisions on behalf of the Fund. ICCC has delegated this responsibility to Brown although ICCC continues to supervise the performance of Brown and reports thereon to the Fund's Board. Prior to May 1, 2001, Brown Investment Advisory & Trust Company, Brown's parent company provided sub-advisory services to the Fund. As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, at the following annual rates based upon the Fund's average daily net assets:

                AVERAGE DAILY NET ASSETS        FEE RATES
                $0 to $1 billion                0.35%
                $1 to $1.5 billion              0.30%
                Greater than $1.5 billion       0.25%

     As compensation for providing sub-advisory services, Brown is entitled, and prior to May 1, 2001, Brown Investment Advisory & Trust Company was entitled, to receive a fee from ICCC at the following annual rates based upon the Fund's average daily net assets:

                AVERAGE DAILY NET ASSETS        FEE RATES
                $0 to $1 billion                0.23%
                $1 to $1.5 billion              0.20%
                Greater than $1.5 billion       0.16%

         Brown is the BrownIA Fund's investment adviser. Under an Investment Advisory Agreement with the Trust, Brown will make investment decisions on behalf of the BrownIA Fund. As compensation for its services, Brown will receive a fee identical to the fee ICCC receives to perform advisory services for the Fund.

COMPARISON OF OTHER SERVICE PROVIDERS


         ICCC serves as the Fund's administrator, fund accountant and transfer agent while its affiliate, Deutsche Bank Trust Company Americas serves as the Fund's custodian. ICC Distributors, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc. and an operating subsidiary of Forum Financial Group, LLC ("Forum"), serves as the Fund's distributor.

         Forum and its affiliates (collectively "Forum") will provide services to the BrownIA Fund. Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., will be the distributor (principal underwriter) of the BrownIA Fund's shares. Forum Administrative Services, LLC will provide administrative services to the BrownIA Fund, Forum Accounting Services, LLC will be the BrownIA Fund's accountant, Forum Shareholder Services, LLC will be the BrownIA Fund's transfer agent and Forum Trust, LLC will be the BrownIA Fund's custodian.


COMPARISON OF CLASS STRUCTURES


         The  Fund  and  the  BrownIA  Fund  offer  two  (2)  share   classes  -
Institutional Shares and A Shares.


         You may purchase Institutional Shares of the Fund or the BrownIA Fund if you are any of the following:

     o An eligible institution (e.g. a financial institution, a corporation, trust, estate or educational, religious or charitable institution).
     o    An employee benefit plan with assets of at least $50 million.
     o A registered investment adviser or financial planner purchasing shares on behalf of a clients and charging asset-based or hourly fees

     Institutional Shares of the Fund are also available for purchase by clients of the private banking division of Deutsche Bank AG and any director or trustee of any mutual fund advised or administered by Deutsche or its affiliates (collectively, "Deutsche Bank"), or employees of Deutsche Bank, their spouses and minor children.

         A Shares of the Fund and the BrownIA Fund are offered to retail investors.

COMPARISON OF SALES CHARGES


         The sales charges for the Fund and the BrownIA Fund are identical. Institutional Shares of the Fund and the BrownIA Fund do not have a front-end sales charge or a contingent deferred sales charge ("CDSC"). An initial sales charge is assessed on purchases of A Shares of both the Fund and the BrownIA Fund as follows:

                              SALES CHARGE (LOAD) AS % OF:
------------------------------------------------------------
                                PUBLIC            NET ASSET
AMOUNT OF PURCHASE          OFFERING PRICE         VALUE(1)
------------------------------------------------------------
Less than $100,000               1.50%              1.52%
$100,000 to $499,999             1.25%              1.27%
$500,000 to $999,999             1.00%              1.01%
$1,000,000 and up(2)             0.00%              0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 0.50% will be charged on purchases of A Shares of $1 million or more that are redeemed in whole or in part within twenty-four months of purchase.

         You may qualify for a reduced initial sales charge on purchases of A Shares of the Fund or the BrownIA Fund under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. You do not pay a sales charge on the reinvestment of distributions made by either the Fund or the BrownIA Fund.

         A CDSC of 0.50% is assessed on redemptions of A Shares of the Fund and the BrownIA Fund that were part of a purchase of $1 million or more and are redeemed within twenty-four (24) months. The CDSC is paid on the lower of the net asset value ("NAV") of shares redeemed or the cost of the shares. To satisfy a redemption request, each of the Fund and the BrownIA Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. Each of the Fund and the BrownIA Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.


         If you acquired A Shares of the Fund through an exchange of shares of another Deutsche mutual fund, your holding period of the Fund's A Shares includes the period of time you held the shares of the other Deutsche mutual fund. If you acquired A Shares of the BrownIA Fund pursuant to the
Reorganization, the period of time you will be deemed to have held the BrownIA Fund's A Shares shall include the period of time you held corresponding A Shares of the Fund. The holding period of the A Shares of the BrownIA Fund, however, shall not include the period of time you held shares of another Deutsche mutual fund prior to exchanging them for the Fund's A Shares.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PRIVILEGES


         PURCHASE PROCEDURES. Each of the Fund and the BrownIA Fund continuously offers its shares through its distributor. You may purchase shares of each of the Fund and the BrownIA Fund by check, wire, ACH payment or by systematic investment (described below) or through financial institutions. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund only issues share certificates for its A Shares, and then only upon request. The BrownIA Fund does not issue share certificates.

         If you purchase shares directly from the Fund or the BrownIA Fund, you will receive periodic and monthly account statements, respectively, and a confirmation of every transaction. If you purchase shares of either the Fund or the BrownIA Fund through a financial institution, the policies and fees charged by that institution may be different from those charged by the Fund or the BrownIA Fund.

         Purchases of shares of the Fund and the BrownIA Fund may be made on any day that the New York Stock Exchange is open ("Business Day").

         You may purchase shares of the Fund or the BrownIA Fund at the NAV of the applicable share class plus any applicable sales charge next calculated after the Fund's or the BrownIA Fund's transfer agent, respectively, receives your request in proper form. If the transfer agent of the Fund or the BrownIA Fund receives your transaction request in proper form after 4:00 P.M., Eastern time, your transaction will be priced at the next Business Day's NAV.

         KEY DIFFERENCES. Under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

         EXCHANGE PROCEDURES. Effective August 9, 2002, shareholders of the Fund will only be able to exchange Fund shares for shares of the Emerging Growth Fund, Inc. Shareholders of the Fund's Institutional Shares may exchange their shares for Institutional Shares of the Emerging Growth Fund, Inc. while shareholders of the Fund's A Shares can exchange their shares for A Shares of the Emerging Growth Fund, Inc. Exchanges may be made up to four times per year and without the imposition of applicable sales charges or any other charge. A shareholder may enter both the redemption or purchase orders on the same Business Day, or the shareholder may enter the purchase order within ninety (90) days of the redemption. The Fund may modify or terminate these exchange privileges upon sixty (60) days' notice. Your purchase may not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders.

         The following table provides information regarding the exchange options available to you in connection with your investment in the BrownIA Fund.

BROWNIA FUND CLASSES                  EXCHANGE OPTIONS
------------------------------------- ------------------------------------------------------------------
Institutional Shares                  BrownIA Small-Cap Growth Fund - Institutional Shares
                                      BrownIA Maryland Bond Fund
                                      BrownIA Growth Equity Fund
                                      Daily Assets Treasury Obligations Fund - Institutional Shares
                                      Daily Assets Government Fund - Institutional Shares
                                      Daily Assets Government Obligations Fund - Institutional Shares
                                      Daily Assets Cash Fund - Institutional Shares
A Shares                              BrownIA Small-Cap Growth Fund - A Shares
                                      BrownIA Maryland Bond Fund
                                      BrownIA Growth Equity Fund
                                      Daily Assets Government Fund - Investor Shares
                                      Daily Assets Government Obligations Fund - Investor Shares
                                      Daily Assets Cash Fund - Investor Shares

         If you exchange into a fund that has a higher sales charge than the class of the BrownIA Fund in which you invest, you will have to pay the difference between that fund's sales charge and that of the class of the BrownIA Fund at the time of the exchange. If you exchange into a fund that has no sales charge or a lower sales charge than the class of the BrownIA Fund in which you invest, you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences. Currently, there is no limit on the number of exchanges that may be made in or out of the BrownIA Fund, but the BrownIA Fund reserves the right to limit exchanges.

         KEY DIFFERENCES. Under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.



         REDEMPTION PROCEDURES. You may redeem shares of each of the Fund and the BrownIA Fund at the NAV next calculated for the shares, minus any applicable sales charge, after the transfer agent receives your request in proper form. If the transfer agent receives your redemption request after 4:00 P.M., Eastern time, your transaction will be priced at the next Business Day's NAV. You may redeem Fund or BrownIA Fund shares by mail, telephone or through a systematic withdrawal plan (discussed below). Each of the Fund and the BrownIA Fund also has reserved the right to make redemption payments in securities rather than cash.

         Each of the Fund and the BrownIA Fund may pay redemption proceeds via check or via wire, if requested.

         KEY DIFFERENCES. The Fund will only pay redemption proceeds equal to or less than $100,000 by check. Redemption proceeds valued at greater than $100,000 will be disbursed by the Fund via wire. By contrast, the BrownIA Fund permits redemption proceeds to be sent by wire if such proceeds have a value of $5,000 or more.

Moreover, under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


         SYSTEMATIC INVESTMENT/WITHDRAWAL PLANS. Each of the Fund and the BrownIA Fund offer systematic investment and withdrawal plans. Under the Fund's systematic investment plan, you may make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in the Fund's A Shares while under the BrownIA Fund's systematic investment plan, you may make an investment once or twice a month on specific dates with respect to the A Shares of the BrownIA Fund.


         Under the Fund's systematic withdrawal plan, if you own A Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, semi-monthly, semi-annually or annually while under the BrownIA Fund's plan, you may redeem a specified amount of money from your account once a month on a specified date with respect to the BrownIA Fund's A Shares without having to satisfy an account balance minimum. The minimum withdrawal under the Fund's systematic withdrawal plan is $100 while the minimum withdrawal under the BrownIA Fund's plan is $250.


COMPARISON OF MINIMUM INITIAL/SUBSEQUENT INVESTMENT REQUIREMENTS

         The following tables summarize the minimum initial and subsequent investment requirements of the Fund and the BrownIA Fund.

             MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS
                              INSTITUTIONAL SHARES



                                 SHORT-INTERMEDIATE INCOME FUND, INC.      BROWNIA INTERMEDIATE BOND FUND
                                 -------------------------------------- -------------------------------------
                                         INSTITUTIONAL SHARES                   INSTITUTIONAL SHARES
INITIAL INVESTMENT
   Standard Accounts                                        $250,000                                $50,000
SUBSEQUENT INVESTMENTS
   Standard Accounts                                          None                                   None


             MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS
                                    A SHARES


                                                   SHORT-INTERMEDIATE INCOME FUND, INC.      BROWNIA INTERMEDIATE BOND FUND
                                                   ------------------------------------ ------------------------------------
                                                                A SHARES                             A SHARES
                                                   ------------------------------------ ------------------------------------
Initial Investment
   Standard Accounts                                                            $2,000                               $2,000
   Traditional and Roth IRA Accounts                                            $1,000                               $1,000
   Accounts with Systemic Investment Plans                                        $250                                 $250
   Qualified Retirement Plans                                                     None                                 None
Subsequent Investments
   Standard Accounts                                                              $100                                 $100
   Traditional and Roth IRA Accounts                                              None                                 None
   Accounts with Systemic Investment Plans                                     $100(1)                              $100(2)
   Qualified Retirement Plans                                                     None                                 None


(1) The minimum investment for weekly, semi-monthly and monthly subsequent investments is $100. The minimum investment is $250 for quarterly subsequent investments and $500 for semi-annual or annual subsequent investments.
(2)      Semi-monthly or monthly systematic investment plans are offered.

COMPARISON OF DISTRIBUTION POLICIES

         The Fund and the BrownIA Fund distribute their net investment income monthly and net capital gain at least annually.

         Normally, each of the Fund and the BrownIA Fund reinvests distributions in additional fund shares unless a shareholder elects to receive distributions in cash.

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING FEES


         Each of the Fund and the Trust has adopted a Rule 12b-1 distribution plan under which the Fund and the BrownIA Fund, respectively, pays up to 0.25% of the average daily net assets of its A Shares for the distribution of A Shares and servicing of shareholder accounts invested in such shares. Because the Fund's and the BrownIA Fund's A Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost in either fund over time may be higher than paying other types of sales charges.


COMPARISON OF NET ASSET VALUE CALCULATION PROCEDURES

         The NAV of each class of the Fund or the BrownIA Fund is determined by taking the market value of the applicable class' total assets, subtracting the applicable class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the applicable class. Each of the Fund and the BrownIA Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, each of the Fund and the BrownIA Fund values securities at fair value pursuant to procedures adopted by the Board or the Trust Board, respectively.


         Each of the Fund and the BrownIA Fund calculates the NAV for each of its classes as of the close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) on each weekday except days when the New York Stock Exchange is closed.

         KEY DIFFERENCES. Under unusual circumstances, the BrownIA Fund may accept and process orders and calculate a NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV of each class of the BrownIA Fund is calculated may change in case of an emergency.

TAX MATTERS RELATING TO THE REORGANIZATION
         It is anticipated that the Reorganization will have no federal income tax consequences for the Fund or its shareholders. The completion of the Reorganization is subject to the condition that the Fund and the BrownIA Fund receive an opinion from Piper Rudnick LLP that the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Fund or BrownIA Fund or by the Fund's shareholders. There is additional information about the federal income tax consequences of the Reorganization under "Taxation."

                                INVESTMENT RISKS
GENERAL RISKS

         The investment risks applicable to the Fund and the BrownIA Fund are substantially similar. The NAV, yield and total return of each of the classes of the Fund and the BrownIA Fund will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which each of the Fund and the BrownIA Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that either the Fund or the BrownIA Fund will achieve its investment objective. An investment in the Fund or the BrownIA Fund is not by itself a complete or balanced investment program.

         You could lose money on your investment in the Fund and the BrownIA Fund or the Fund or the BrownIA Fund could underperform other investments due to, among other things, poor investment decisions by Brown.

SPECIFIC RISKS


         INTEREST RATE RISK The value of your investment in the Fund and the BrownIA Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which the Fund and the BrownIA Fund invests. The longer a fixed income security's maturity, the more its value typically falls in response to an increase in interest rates.

         CREDIT RISK The value of your investment in the Fund and the BrownIA Fund may change in response to changes in the credit ratings of each fund's portfolio securities. The lower a security's credit quality, the more its value typically falls in response to an increase in interest rates.

         DEFAULT RISK The financial condition of an issuer of a security held by the Fund and the BrownIA Fund may cause it to default or become unable to pay interest or principal due on the security. This risk generally increases as security credit ratings fall. The Fund and the BrownIA Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.

         PREPAYMENT RISK Issuers may prepay fixed income securities when interest rates fall, forcing the Fund and the BrownIA Fund to invest in securities with lower yields and thus reducing its income. There is a greater risk that the Fund and the BrownIA Fund will lose money due to prepayment risk because the Fund invests in mortgage-backed and asset-backed securities.

         EXTENSION RISK Issuers may decrease prepayments of principal when interest rates increase extending the average life and duration of a fixed income security and causing the value of the security to decline. There is a greater risk that the Fund and the BrownIA Fund will lose money due to extension risk because the Fund invests in mortgage-backed and asset-backed securities.


         KEY DIFFERENCES. Because the BrownIA Fund may invest more of its assets in fixed income securities with longer maturities and longer durations, it may be subject to more interest rate risk than the Fund. In addition, the BrownIA Fund may be subject to more credit risk and default risk than the Fund because the BrownIA Fund may invest in fixed income securities of the same or lower credit quality than that which the Fund may invest.


                      INFORMATION ABOUT THE REORGANIZATION

         This section summarizes the material terms of the Reorganization.  This section is qualified in its entirety by the terms and conditions contained in the Plan, a form of which is attached as Appendix A to this Combined Proxy Statement/Prospectus.

GENERAL DESCRIPTION OF THE REORGANIZATION AND PLAN

         Under the Plan, the Fund will transfer all of its assets and liabilities to the BrownIA Fund. In exchange for the transfer of the Fund's assets and liabilities, the BrownIA Fund will issue a number of full and fractional shares of the BrownIA Fund to the Fund equal in value to the net assets transferred to the BrownIA Fund in connection with the Reorganization. The Fund will then distribute to its shareholders of record all shares of the BrownIA Fund received by the Fund. You will receive shares of a corresponding class of the BrownIA Fund equal in value to your share of the net assets of the Fund class in which you invest as of 4:00P.M., Eastern time, on the Closing Date (as defined in the Plan). Specifically, Fund shareholders holding Institutional Shares will receive Institutional Shares of the BrownIA Fund while Fund shareholders holding A Shares will receive A Shares of the BrownIA Fund.

         After distributing the shares it received from the BrownIA Fund to its shareholders under the Reorganization, the Fund will then be terminated under Maryland law. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

         The Plan contains customary representations, warranties, and conditions designed to ensure that the Reorganization is fair to the Fund and its shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the Fund's shareholders; and (ii) the receipt by the Fund and the BrownIA Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Fund and its respective shareholders. The Plan may be terminated if, on the Closing Date, any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board determines that consummation of the Reorganization is not in the best interest of the Fund. The Plan provides that the costs of the Reorganization will be borne by Brown.

         If the shareholders of the Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund and the Trust, on behalf of the BrownIA Fund, including the preparation of certain documents. The Closing Date of the Reorganization is September 20, 2002. The Closing Date may be changed by the mutual agreement of the Board and the Trust Board. If the shareholders of the Fund do not approve the Plan, the Reorganization will not take place.

         If shareholders of the Fund approve the Plan, shares of the Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the Closing Date, you may continue to add to your existing account only through an established automatic investment plan or through the reinvestment of dividend and capital gain distributions.

         The stock transfer books of the Fund will be permanently closed as of 4:00 P.M., Eastern time, on the Closing Date. The Fund will only accept requests for redemption received in proper form before 4:00 p.m., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of the corresponding BrownIA Fund.


SECURITIES TO BE ISSUED

         The Fund, a Maryland corporation, is subject to Maryland law while the BrownIA Fund, a series of the Trust (a Delaware business trust), is subject to Delaware law. While the Fund and the Trust are subject to the laws of different jurisdictions, the applicable state laws are similar and the Reorganization will not result in material differences in shareholder rights.

         The Fund is authorized to issue eight-five (85) million shares of capital stock, par value of $.001 per share, all of which shares are designated as common stock. The Board may increase or decrease the number of authorized shares without shareholder approval. The Trust may issue an unlimited number of authorized shares of beneficial interest, no par value. The Board and the Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series. The Board and the Trust Board may also, without shareholder approval, divide series into two or more classes of shares.


         Each share of the Fund and the Trust, regardless of class, has equal dividend, liquidation and voting rights, and fractional shares have those rights proportionately. Each class of the Fund and each class of the Trust bears its own expenses related to its distribution of shares (and other expenses such as transfer agency, shareholder service and administration expenses). Generally, the Trust series will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the "1940 Act") requires shares to be voted in the aggregate and not by individual series; (2) the 1940 Act requires a class vote; or (3) when the Trust Board determines that the matter affects more than one series and all affected series must vote. Generally, the Fund votes on issues in the aggregate, except if the 1940 Act requires a class vote.

         Neither Maryland nor Delaware law requires the Fund or the Trust, respectively, to hold annual meetings of shareholders, and generally, the Fund or the Trust will hold shareholder meetings only when specifically required by federal or state law. Shareholders representing 10% of the Trust's (or series') outstanding shares may, under its organizational documents, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including for the purpose of voting on removal of one or more Trustees. The organizational documents of the Fund do not provide shareholders with the right to call a meeting of the Fund.


         There are no conversion, exchange or preemptive rights in connection with shares of either the Fund or the Trust. All shares of the Fund and the Trust are fully paid and non-assessable. A shareholder of a series of the Fund or the Trust will receive a pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

REASONS FOR THE REORGANIZATION

         At a meeting held on June 25, 2002, the Board, including the Disinterested Directors, unanimously approved the Plan and determined that the Reorganization would be in the best interests of the Fund's shareholders. The Board, including the Disinterested Directors, also determined that the Reorganization would not dilute the interests of the shareholders of the Fund.


         During its deliberations, the Directors considered the strategic realignment of the Deutsche Fund complex and concluded, based on information provided by Fund management at the meeting, that it would be in the best interest of the Fund's shareholders to be realigned with the BrownIA Fund, a mutual fund also managed by Brown. In addition, the Directors also found (with the advice and assistance of independent legal counsel) that the Reorganization would provide the following benefits to the Fund's shareholders based on information provided during the meeting:


     1. Dilution: The Plan includes provisions intended to avoid dilution of the interests of the shareholders of the Fund. Under the Plan, each Fund shareholder will receive shares of a corresponding class of the BrownIA Fund, which in the aggregate, will equal the net value of the Fund's assets.


     2. Similarity of Investment Objectives: The Fund's and the BrownIA Fund's investment objective are the same. The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The BrownIA Fund seeks the same high level of current income consistent with preservation of principal within an intermediate - term maturity structure.

     3. Expenses: The Board considered the fact that the gross expenses of each BrownIA Fund class after the Reorganization would be slightly higher than the gross expenses of the Fund's corresponding class as of its last fiscal year end. The Board noted, however, that the net expenses of each BrownIA Fund class after the Reorganization will be the same as the corresponding class of the Fund prior to the Reorganization through September 30, 2002 due to Brown's contractual agreement to waive fees and reimburse expenses of the BrownIA Fund through September 30, 2003.

     4. Portfolio Manager: The Directors noted that there would be continuity of portfolio management before and after the Reorganization since Brown, the investment subadviser to the Fund, will be the investment adviser of the BrownIA Fund.

     5. Tax-Free Nature of the Reorganization: It is anticipated the Reorganization will be accomplished without federal tax implications to the Fund or its shareholders. Each of the Fund's and BrownIA Fund's distributions made in the normal course of business will still be subject to federal income tax as described in the sections entitled "Summary-Comparison of Distribution Policies" and "Taxation" of this Combined Proxy Statement/Prospectus.

     6. Transaction Costs: The costs of the Reorganization will be borne by Brown.


        THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN BY THE FUND'S SHAREHOLDERS.

INVESTMENT  OBJECTIVES,   PRINCIPAL  INVESTMENT  STRATEGIES  AND  CERTAIN  OTHER
POLICIES

     This section summarizes the key differences between the investment objectives, principal investment strategies and certain other policies of the Fund and the BrownIA Fund. This summary is qualified in its entirety by the information contained in the Prospectuses and Statements of Additional Information for the Fund and the BrownIA Fund. For a detailed discussion of the investment objective, principal investment strategies and other policies of the Fund, see the Fund's Prospectus for Institutional Shares or the Fund's Prospectus for A Shares and the Fund's Statement of Additional Information each dated May 1, 2002 and the Statement of Additional Information to this Combined Proxy Statement/Prospectus dated August 13, 2002.

     For a detailed discussion of the investment objective, principal investment strategies and other policies of the BrownIA Fund, see the BrownIA Fund's Prospectus dated August 1, 2002 (as amended August 9, 2002). The BrownIA Fund's Statement of Additional Information dated August 1, 2002 and the Statement of Additional Information to this Combined Proxy Statement/Prospectus dated August 13, 2002.


INVESTMENT OBJECTIVES

     Brown is responsible for the day-to-day management of both the Fund, in its capacity as sub-adviser, and the BrownIA Fund, in its capacity as investment adviser. It is anticipated that the BrownIA Fund will be managed in a similar fashion to that of the Fund.


         The investment objectives of the Fund and the BrownIA Fund are the same. The investment objective of the Fund is to seek a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Similarly, the investment objective of the BrownIA Fund is to seek a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

         The investment objective of each of the Fund and the BrownIA is fundamental and cannot be changed without shareholder approval.



PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (including borrowings), at the time a security is purchased, in fixed income securities such as U.S. Government securities, corporate debt securities, mortgage-backed securities and asset-backed securities. Under normal circumstances, the Fund's portfolio will have an average weighted maturity of three (3) to five (5) years and a maximum duration of four (4) years. In addition, under normal conditions, the Fund primarily invests in fixed income securities rated in the top rating category for mortgage-backed and asset-backed securities by S&P or Moody's and within the top three rating categories for corporate debt by S&P and Moody's.

     The BrownIA Fund employs similar principal investment strategies as the Fund except in four (4) respects. First, under normal circumstances, the BrownIA Fund's portfolio will have an average weighted maturity between three (3) and ten (10) years whereas the Fund's portfolio will have an average maturity of three (3) to five (5) years. Accordingly, the BrownIA Fund may invest more of its assets in fixed income securities with longer maturities. Second, the BrownIA Fund expects to have a duration of two (2) to five (5) years while the Fund's portfolio will have a maximum duration of four (4) years. As a result, the BrownIA Fund may invest more of its assets in fixed income securities with longer durations. In addition, the BrownIA Fund's duration requirement will provide Brown with added flexibility to more closely track the portfolio duration of its performance benchmark, the Lehman Intermediate Aggregate Index. Third, the BrownIA Fund may invest in mortgage-backed and asset-backed securities rated in the top four (4) ratings categories by any Nationally Recognized Securities Rating Organization ("NRSRO") while the Fund may only invest in mortgage-backed and asset-backed securities rated in the top ratings category of S&P or Moody's. Accordingly, the portfolio of the BrownIA Fund may be exposed to additional credit risk and default risk since the BrownIA Fund may invest in mortgage-backed and asset-backed securities of the same or lower credit quality than that which the Fund may invest. Fourth, the BrownIA Fund may invest in corporate debt securities rated in the top four (4) ratings categories of an NRSRO while the Fund may only invest in corporate debt securities rated in the top three (3) ratings categories of S&P or Moody's. Again, the portfolio of the BrownIA Fund may be exposed to additional credit risk and default risk since the BrownIA Fund may invest in corporate debt securities of the same or lower credit quality than that which the Fund may invest. Further, since the BrownIA Fund may invest in mortgage-backed, asset-backed and corporate debt securities rated by any NRSRO, it may have a broader selection of securities in which to invest since the Fund may only purchase securities rated by S&P or Moody's.

         Short-term fixed income securities generally have maturities of less than three years while intermediate-term fixed income securities generally have maturities of three to ten years. The longer a fixed income security's maturity, the more its value typically falls in response to an increase in interest rates. Since the BrownIA Fund will not invest in short-term fixed income securities as part of its principal investment strategy but instead will focus its portfolio in intermediate-term fixed income securities, an investment in the BrownIA Fund may have a slightly higher interest rate risk.

         Each of the Fund and BrownIA Fund maintains a diversified portfolio of securities. Consistent with applicable law, with respect to 75% of the BrownIA Fund's total assets, not more than 5% may be invested in securities of a single issuer or 10% or more of the outstanding voting securities of a single issue. The Fund's diversification policy is more restrictive than applicable law and the BrownIA Fund's policy in that the Fund's diversification policy relates to 100%, rather than 75% of the Fund's total assets. For purposes of each Fund's diversification policy, the U.S. Government and its agencies and instrumentalities are not considered issuers.

         THE INVESTMENT ADVISER'S PROCESS. Brown will employ the same process on behalf of the BrownIA Fund that it employs in purchasing and selling securities for the investment portfolios of the Fund. Brown initially focuses on a universe of securities that compliment the Fund's investment objective and investment policies and that meet certain minimum credit ratings. From this universe, Brown then principally searches for securities that satisfy the Fund's maturity profile and that provide the greatest potential return relative to the risk of the security. Brown continuously monitors economic factors such as interest rate outlook and technical factors such as the shape of the yield curve in combination with the stated objective of the Fund to evaluate the appropriateness of the maturity profile of the Fund's investment portfolio.

        Brown may sell a debt security if:

     o Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;
     o    The security subsequently fails to meet Brown's investment criteria;
     o A more attractive security is found or funds are needed for another purpose; or
     o    Brown  believes  that  the  security  has  reached  its   appreciation
          potential.

OTHER INVESTMENT POLICIES


         The Fund and the BrownIA Fund may invest in a variety of securities in addition to fixed income securities and may employ a number of different investment strategies. The following is a summary of the material differences in the types of securities that the Fund and the BrownIA Fund may purchase and the investment strategies that each fund may employ.

         INVESTMENT OF CASH BALANCES/TEMPORARY DEFENSIVE POSITION. To meet its short-term liquidity needs or to take a temporary defensive position, the Fund may invest in repurchase agreements, variable amount master demand notes and commercial paper rated in the highest short-term rating category by S&P or Moody's or if not rated, deemed to be of comparable quality by Brown. To meet its short-term liquidity needs and/or to pursue a temporary investment position, the BrownIA Fund may invest in a variety of prime money market instruments (including short-term U.S. Government securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the fund may invest and money market mutual fund) and is not limited, like the Fund, to investments in repurchase agreements, variable amount master demand notes and commercial paper. Since, however, the BrownIA Fund may invest in prime money market instruments, securities rated in the two highest short-term rating categories by an NRSRO or unrated and deemed to be of comparable quality by Brown, the BrownIA Fund's portfolio may be exposed to additional credit risk since it may invest in securities rated lower than that which is permissible for the Fund. The BrownIA Fund may also have a broader selection of securities from which to invest since it may invest in money market securities rated by any NRSRO while the Fund is limited to the purchase of only certain types of securities and only those rated by S&P or Moody's.

     BORROWING. Each of the Fund and the BrownIA Fund may borrow money for temporary and emergency purposes provided that borrowings to do exceed 10% of each fund's total assets. The BrownIA Fund also may not purchase any securities if borrowing exceeds 5% of the fund's total assets.


     ILLIQUID/RESTRICTED INVESTMENTS. Each of the Fund and the BrownIA Fund may invest up to 10% of its net assets in illiquid securities. The Fund may also invest up to 10% of its net assets in securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended if such securities have been determined to be liquid by Brown. There is, however, no limitation on the amount of Rule 144A securities that the BrownIA Fund may invest if such securities are deemed to be liquid by Brown.


     ISSUE SENIOR SECURITIES. The Fund may not issue senior securities. In contrast, the BrownIA Fund may not issue senior securities except as permitted by applicable law. Currently, applicable law prohibits a mutual fund from issuing senior securities. If applicable law is changed to permit the issuance of senior securities, the BrownIA Fund could issue senior securities while the Fund, under its current policy, could not.

     OPTIONS AND FUTURES. Although there is no current intention to do so, the BrownIA Fund may invest in options and futures. The Fund does not currently invest in these types of securities.

               COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

         ICCC is the Fund's investment adviser. ICCC is a wholly owned subsidiary of Deutsche Bank AG and is located at One South Baltimore Street, Baltimore, Maryland 21202. ICCC is also the investment adviser to other mutual funds in the Deutsche Asset Management, Inc. family of funds.

         Under the Investment Advisory Agreement with the Fund, ICCC makes the investment decisions on behalf of the Fund. ICCC has delegated this responsibility to Brown although ICCC continues to supervise the performance of Brown and reports thereon to the Fund's Board. Prior to May 1, 2001, Brown Investment Advisory & Trust Company, Brown's parent company provided sub-advisory services to the Fund. As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, at the following annual rates based upon the Fund's average daily net assets:

                AVERAGE DAILY NET ASSETS        FEE RATES
                $0 to $1 billion                0.35%
                $1 to $1.5 billion              0.30%
                Greater than $1.5 billion       0.25%


     As compensation for providing sub-advisory services, Brown is entitled, and prior to May 1, 2001, Brown Investment Advisory & Trust Company was entitled, to receive a fee from ICCC at the following annual rates based upon the Fund's average daily net assets:

                AVERAGE DAILY NET ASSETS        FEE RATES
                $0 to $1 billion                0.23%
                $1 to $1.5 billion              0.20%
                Greater than $1.5 billion       0.16%

     ICCC has contractually agreed to waive its investment advisory fee and reimburse Fund expenses to the extent that the total expenses of the Fund's Institutional Shares exceed 0.45% of that class' average annual daily net assets and to the extent the total expenses of the Fund's A Shares exceed 0.70% of that class' average daily net assets. Brown has, and prior to May 1, 2000 Brown Investment Advisory & Trust Company had, agreed to waive its fees in proportion to any fee waivers by ICCC during the term of the agreement. For the fiscal year ended December 31, 2001, ICCC waived a portion of its investment advisory and only received a fee of 0.15% of the Fund's average daily net assets. For the period January 1, 2001 through April 30, 2001, Brown Investment Advisory & Trust Company waived $35,142 of its sub-advisory fee and received $17,120 from ICCC. For the period of May 1, 2002 through December 31, 2001, Brown waived $70,284 of its sub-advisory fee and received $34,239 from ICCC.

         Mr. Paul D. Corbin and Ellen D. Harvey are responsible for the day-to-day management of the Fund. Mr. Corbin has twenty-four (24) years of investment experience and has been co-managing the Fund since 1991 when he was a Portfolio Manager with Alex. Brown Incorporated (predecessor to Deutsche Bank Securities, Inc.) and its predecessors. In 1998, Mr. Corbin joined Brown Investment Advisory & Trust Company where he is a Partner. Mr. Corbin is also a Partner of Brown Investment Advisory & Trust Company. From 1984-1991, Mr. Corbin served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland. Mr. Corbin earned a BA in Economics from the University of Virginia and an MBA in Finance and Investments from The George Washington University.

         Ms. Harvey has sixteen (16) years of investment experience and has been co-managing the Fund since she joined Brown and its affiliates in 2000. From 1996 through 2000, Ms. Harvey was a Fixed Income Portfolio Manager and Principal at Morgan Stanley Dean Witter Investment Management. Prior to that, and from 1989 to 1996, Ms. Harvey was a Partner and a Fixed Income Portfolio Manager at Miller Anderson & Sherrerd, LP, an investment adviser. Ms. Harvey earned a BA in Economics from Princeton University and an MA in Economics from The George Washington University.

         Brown is the BrownIA Fund's investment adviser. Brown is a Maryland corporation and is located at 19 South Street, Baltimore, Maryland 21202. Brown is a fully owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a fully-owned subsidiary of Brown Capital Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to June 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust Company under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 8 years.

         Under an Investment Advisory Agreement with the Trust, Brown will make investment decisions on behalf of the BrownIA Fund. As compensation for its services, Brown will receive a fee identical to the fee ICCC receives to perform advisory services for the Fund. A committee of investment professionals, which includes Mr. Corbin and Ms. Harvey, will make all investment decisions for the BrownIA Fund and no other person is primarily responsible for making recommendations to that committee.

         As of June 30, 2002, ICCC had approximately $8.4 billion of assets under management while Brown had approximately $ 3.8 billion of assets under management.

                                    TAXATION

         The Fund and the BrownIA Fund have similar tax treatment and each intends to qualify each fiscal year to be treated as a regulated investment company (a "RIC") under the Code. As a RIC, each of the Fund and the BrownIA Fund generally will not be liable for federal income taxes on the net investment income and capital gain distributed to its shareholders. Each of the Fund and the BrownIA Fund intends to distribute all of its net income and net capital gains each year. Accordingly, neither the Fund nor the BrownIA Fund should be subject to federal income or excise taxes.

TAX CONSEQUENCES OF DISTRIBUTIONS

         The Fund and the BrownIA Fund's distribution of net income (including net short-term capital gain but excluding net capital gain, i.e., the excess of net long-term capital gain over short-term capital loss) is taxable to you as ordinary dividend income. The Fund and the BrownIA Fund's distribution of net capital gain is taxable to you as long-term capital gain regardless of how long you have held your shares. Generally, the Fund's and the BrownIA Fund's distributions will consist primarily of net income. Distributions may also be subject to certain state and local taxes.

         If you buy shares of the Fund or the BrownIA Fund just before that fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of shares of the Fund and the BrownIA Fund is a taxable transaction for income tax purposes.

         Shareholders of the Fund and the BrownIA Fund that are not U.S. citizens or residents and that are not considered to be engaged in a U.S. trade or business under the Code generally will be subject to withholding tax at a 30% rate on distributions of the fund's net income, including net short-term capital gains. This rate may be reduced under an applicable income tax treaty. Net capital gain distributions by the Fund and the BrownIA Fund generally will not be subject to withholding tax for such shareholders.

TAX CONSEQUENCES OF THE REORGANIZATION

         It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Fund and the Trust, on behalf of the BrownIA Fund, will receive an opinion from Piper Rudnick LLP substantially to the effect that, for federal income tax purposes:

     (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a).

     (2) The Fund shareholders will recognize no gain or loss on their receipt of voting shares of the BrownIA Fund in exchange for their voting shares of the Fund pursuant to the Reorganization.

     (3) The Fund will not recognize gain or loss on the transfer of all of its assets to the BrownIA Fund solely in exchange for voting shares of the BrownIA Fund and the assumption by the BrownIA Fund of the Fund's liabilities pursuant to the Reorganization.

     (4) The Fund will not recognize gain or loss on its distribution of voting shares of the BrownIA Fund to its shareholders pursuant to the liquidation of the Fund.

     (5) The BrownIA Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the BrownIA Fund and the assumption by the BrownIA Fund of the Fund's liabilities.

     (6) The aggregate tax basis of the voting shares of the BrownIA Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Fund surrendered in exchange therefor.

     (7) The holding period of the voting shares of the BrownIA Fund received by each of the Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization.

     (8) The BrownIA Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization.

     (9) The BrownIA Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets.


     (10) The BrownIA Fund will succeed to and take into account the items of the Fund described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the Reorganization. The BrownIA Fund will take these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.


     You should consult your tax advisor regarding the effect of the reorganization in light of your individual circumstances. You should also consult your tax advisor as to the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.


                                   PERFORMANCE

         Brown's discussion of the factors that materially affected the performance of the Fund during its most recently completed fiscal year together with the underlying performance information contained in the Fund's most recent annual report dated December 31, 2001 follow as Exhibit B to this Combined Proxy Statement/Prospectus. No prior performance information is provided for the BrownIA Fund as the fund will not commence operations until after the Reorganization. After the closing of the Reorganization, the BrownIA Fund's past performance will be that of the Fund.

                                 CAPITALIZATION


         The following table sets forth the capitalization of each class of the Fund as of December 31, 2001 and the pro forma capitalization of each class of the BrownIA Fund as of that date assuming that the Plan is approved and the Reorganization is consummated.

                                 SHORT-INTERMEDIATE INCOME                      PRO FORMA BROWNIA
                                        FUND, INC.                          INTERMEDIATE INCOME FUND
                         ---------------------------------------- -----------------------------------------
                          INSTITUTIONAL              A              INSTITUTIONAL              A
                              SHARES              SHARES               SHARES               SHARES
Net Assets                    $50,160,095            $38,289,823        $50,160,095            $38,289,823
Net Asset Value
Per Share                          $10.65                 $10.49             $10.65                 $10.49
Shares Outstanding              4,711,848              3,651,349          4,711,848              3,651,349



                               VOTING INFORMATION

         This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the special meeting of shareholders. Solicitation of proxies will be primarily by mail. Officers and service contractors of the Fund may also solicit proxies by telephone, facsimile, Internet, or in person. The costs of solicitation will be borne by Brown.

         Each share of the Fund is entitled to one vote. To approve the Reorganization of the Fund, a majority of the shares of the Fund outstanding and entitled to vote must be voted in favor of the Plan. Shareholders holding one third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting.


         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not votes cast at the Special Meeting and therefore will have the effect of voting "AGAINST" the proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote for which the broker lacks discretionary voting authority.



     You may vote on the Plan by utilizing one of the following options:

     o By Mail: Complete the enclosed proxy card enclosed with the Proxy Statement/Prospectus ("Proxy Card") and return it in the postage paid envelope provided

     o    By Telephone: Call the Toll-Free number on your proxy card

     o    By Internet: Log on to www.proxyweb.com

     o Attend the Special Meeting of Shareholders of the Fund in person at 3:00P.M. on September 19, 2002 at the Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202

     If you plan to vote by mail, you should complete the Proxy Card by:

          (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;

          (2)  Signing and dating the Proxy Card; and

          (3) Returning it to Deutsche Asset Management in the enclosed postage-paid envelope.

         To change a vote after returning a Proxy Card you must provide Deutsche Asset Management with a "Revocation Letter" that:

          (1)  Identifies yourself;

          (2) States that as shareholder of the Fund, you revoke your prior decisions as set forth in the previously returned Proxy Card; and

          (3) Indicates your approval, disapproval or abstention from voting on the Plan

     If you do not specify a choice on a proxy card that is properly executed and returned in time to be voted at the Special Meeting, it will be voted "FOR" the approval of the Plan.

     If you do not plan to attend the Special Meeting of Shareholders of the Fund on September 19, 2002, Deutsche Asset Management must receive your vote by mail, telephone or Internet on or before September 18, 2002. If Deutsche Asset Management does not receive your vote by mail, telephone or Internet by that date or if you abstain from voting, you will be treated as having voted "AGAINST" the Plan


     It is not anticipated that any matters other than the approval of the Plan will be brought before the meeting. Should other business be brought before the meeting, it is intended that all proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient votes in favor of approving the Plan are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the proposal. The costs of any additional solicitation and of any adjourned session will be paid by Brown.


OUTSTANDING SHARES OF SHORT-INTERMEDIATE INCOME FUND, INC.

         Only shareholders of the Fund on July 17, 2002 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of July 17, 2002, shares outstanding of the Fund were as follows:

FUND CLASS                              OUTSTANDING SHARES
------------------------------------------------------------------------
Institutional Shares                         5,976,464
A Shares                                     3,507,289

         As of July 17, 2002, officers and Directors of the Fund as a group owned less than 1% of each class. As of July 17, 2002, and to the best of the Fund's knowledge and belief, the following persons owned beneficially or of record 5% or more of a class or of the Fund:

---------------------------- ------------------------------ ------------------------------- -------------------------------
                                   NUMBER OF SHARES               PERCENTAGE OF CLASS              PERCENTAGE OF FUND
                                        OWNED                            OWNED                        SHARES OWNED
---------------------------- ------------------------------ ------------------------------- -------------------------------
Institutional Shares                 5,282,824                          88.40%                           55.70%
  Brown Investment Advisory
  & Trust Compnay
  FBO Clients
  19 South Street
  Baltimore, MD 21202
A Shares                                N/A                              N/A                              N/A

     Brown  Investment  Advisory & Trust  Company  is a Maryland  non-depository
trust  company  and  a  fully  owned   subsidiary  of  Brown  Capital   Holdings
Incorporated, a Maryland Corporation.

     As of July 17, 2002, the BrownIA Fund did not have any shareholders. The BrownIA Fund will not commence operations until after the Reorganization.

         INSTRUCTIONS FOR SIGNING PROXY CARDS The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                                                                   VALID SIGNATURE
         ------------                                                                   ---------------

         CORPORATE ACCOUNTS
         ------------------
         (1)  ABC Corp..............................................................    ABC Corp.
                                                                                        John Doe, Treasurer
         (2)  ABC Corp..............................................................    John Doe, Treasurer
         (3)  ABC Corp. c/o John Doe, Treasurer.....................................    John Doe
         (4)  ABC Corp. Profit Sharing Plan.........................................    John Doe, Director

         PARTNERSHIP ACCOUNTS
         --------------------
         (1)  The XYZ Partnership...................................................    Jane B. Smith, Partner
         (2)  Smith and Jones, Limited Partnership..................................    Jane B. Smith, General Partner

         TRUST ACCOUNTS
         --------------
         (1)  ABC Trust Account.....................................................    Jane B. Doe, Director
         (2)  Jane B. Doe, Director u/t/d 12/28/78..................................    Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------
         (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
              UGM/UTMA..............................................................    John B. Smith
         (2)  Estate of John B. Smith...............................................    John B. Smith,
                                                                                        Executor


                             ADDITIONAL INFORMATION

LEGAL MATTERS


         Morgan, Lewis & Bockius LLP serves as counsel for the Fund. Morgan, Lewis & Bockius LLP does not represent the Trust, Brown, Forum Funds Services, LLC, or the shareholders of BrownIA Fund or the Trust regarding the Reorganization or any related transaction.

         Seward & Kissel LLP serves as counsel for the Trust. Seward & Kissel LLP does not represent the Fund, Brown, ICC Distributors, Inc. or the BrownIA Fund's shareholders regarding the Reorganization or any related transaction.

EXPERTS

         The audited financial statements of the Fund are incorporated by reference into this Combined Proxy Statement/Prospectus and the Statement of Additional Information to this Combined Proxy Statement/Prospectus. The financial statements have been audited by PricewaterhouseCoopers, LLP, whose report therein is also included in the Fund's Annual Report dated December 31, 2001. PricewaterhouseCoopers, LLP is considered an expert due to its experience in auditing and accounting.


INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


         This Combined Proxy Statement/Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the registration statements and exhibits of the Fund and the BrownIA Fund filed with the SEC under the Securities Act of 1933 and the 1940 Act. The Prospectuses and Statements of Additional Information for the Fund and the BrownIA Fund are incorporated by reference into this Combined Proxy Statement/Prospectus.

         The Fund and the Trust, on behalf of the BrownIA Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Act of 1934, as amended and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the SEC's regional and district offices located 73 Tremont Street, Suite 600, Boston, MA 02108-3912, 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326 and 175 Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION



         This AGREEMENT AND PLAN OF REORGANIZATION (the "PLAN") is made as of this __ day of September, 2002, by and between Forum Funds (the "Trust"), a Delaware business trust, for itself and on behalf of its series, BrownIA Intermediate Bond Fund (the "Acquiring Fund") and Short-Intermediate Income Fund, Inc. (the "Target Fund").

         WHEREAS, the Trust and the Target Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 ACT");

         WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the dissolution and liquidation of the Target Fund (the "REORGANIZATION"); and

         WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

               The following terms shall have the following meanings:

1933 ACT            The Securities Act of 1933, as amended.
--------

1934 ACT            The Securities Exchange Act of 1934, as amended.
--------

ACQUIRING CLASS     The class of the Acquiring  Fund whose shares that the Trust
---------------     will issue to the shareholders of the  Corresponding  Target
                    Class set forth in Schedule A.

ASSETS              All  property  and  assets  of any kind  and all  interests,
------              rights,  privileges  and  powers of or  attributable  to the
                    Target Fund  whether or not  determinable  at the  Effective
                    Time and wherever  located.  Assets  include all cash,  cash
                    equivalents,   securities,   claims  (whether   absolute  or
                    contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
                    (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books .

ASSETS LIST         A list of securities and other Assets and Known  Liabilities
-----------         of or  attributable  to  the  Target  Fund  as of  the  date provided to the Trust.

CLOSING DATE        September  20,  2002,  or such other date as the parties may
------------        agree to in writing.


CORRESPONDING       The Target Fund share class set forth opposite the Acquiring
TARGET CLASS        Class in Schedule A.
-------------

EFFECTIVE TIME      9:00 a.m.  Eastern time on the business  day  following  the
--------------      Closing Date, or such other time as the parties may agree to in writing.

FUND                The  Acquiring  Fund or the Target  Fund as the  context may
----                require.

KNOW, KNOWN OR
KNOWLEDGE           Known after reasonable inquiry.
--------------

LIABILITIES         All liabilities of,  allocated or attributable to the Target
-----------         Fund,  whether  Known  or  unknown,  accrued  or  unaccrued, absolute or contingent or conditional or unmatured.

N-14 REGISTRATION   The Trust's  Registration  Statement  on Form N-14 under the
STATEMENT           1940 Act that will register the shares of the Acquiring Fund
-----------------   to be  issued in the  Reorganization  and will  include  the proxy materials necessary shareholders of the Target Fund to approve the Reorganization.

MATERIAL AGREEMENTS The agreements set forth in Schedule B.
-------------------

NET VALUE OF ASSETS Value of Assets net of Liabilities
-------------------

REORGANIZATION      Such bills of sale,  assignments  and other  instruments  as
DOCUMENTS           desirable  for the Target Fund to transfer to the  Acquiring
--------------      Fund all  right  and  title to and  interest  in the  Target
                    Fund's Assets and for the Acquiring Fund to assume the Target Fund's Liabilities.

SCHEDULE A          Schedule A to this Plan.
----------

SCHEDULE B          Schedule B to this Plan.
----------

SCHEDULE C          Schedule C to this Plan.
----------

TARGET FINANCIAL    The audited financial  statements of the Target Fund for its
STATEMENTS          most recently completed fiscal year and, if applicable,  the
----------------    unaudited  financial  statements  of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME The time on the Closing Date, the business day immediately -------------- preceding the Closing Date if the Closing Date is not a business day, or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and determines the net value of the Assets of or attributable to the Target Fund.
                    Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Acquiring
                    Fund's and Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

               (a) The Trust shall promptly prepare and file the N-14 Registration Statement with the SEC. The Trust and the Target Fund shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

               (b) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

               (c) As soon as practicable after the effective date of the N-14 Registration Statement, the Target Fund shall hold a shareholder meeting to consider and approve this plan, the reorganization and such other matters as the Target Fund's Board of Directors may determine.

     3. TRANSFER OF TARGET FUNDS ASSETS. The Trust and the Target Fund shall take the following steps with respect to the Reorganization:

               (a) On or prior to the Closing Date, the Target Fund shall endeavor to pay or make reasonable provision to pay out of the Target Fund's Assets all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date.

               (b) At the Effective Time, the Target Fund shall assign, transfer, deliver and convey all of the Target Fund's Assets to the Acquiring Fund, subject to all of the Target Fund's Liabilities. The Trust shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

               (c) Within a  reasonable  time  prior to the  Closing  Date,  the
          Target Fund shall provide its Assets List to the Trust. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Effective Time. After the Target Fund provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior consent of the Trust. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Trust will advise the Target Fund of any investments shown on the Assets List that the Trust has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. The Target Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions. In addition, if the Trust determines that, as a result of the Reorganization the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Trust will advise the Target Fund in writing of any such limitation and the Target Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid violating the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions.

               (d) The Target Fund shall assign, transfer, deliver and convey its Assets to the Acquiring Fund at the Effective Time on the following bases:

                      (1) In exchange for the transfer of the Assets, the Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Trust shall determine the number of shares of the Acquiring Class to be issued by dividing the Net Value of Assets of the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of the Assets of the Corresponding Target Class.

                      (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the net asset value of the Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                      (3) The Target Fund shall transfer the Assets with good and marketable title to the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer all cash in the form of immediately available funds payable to the order of the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer any Assets that were not transferred to the Trust's custodian at the Effective Time to the Trust's custodian at the earliest practicable date thereafter.

               (e) Promptly after the Closing Date, the Target Fund will deliver to the Trust its Statement of Assets and Liabilities as of the Closing Date (usually within one week).

     4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Target Fund and the Trust also shall take the following steps in connection with the Reorganization:

          (a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each Corresponding Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. The Trust shall record on its books the ownership by the shareholders of the respective Acquiring Fund shares; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of each Corresponding Target Class. The Target Fund shall then wind up its affairs and take all steps as are necessary and proper to terminate its registration under the 1940 Target Fund and dissolve as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations.

          (b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

          (c) At and after the Closing Date, the Target Fund shall provide the Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Corresponding Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TARGET FUND. The Target Fund represents and warrants to, and agrees with, the Trust as follows:

          (a) The Target Fund is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland. The Board of Directors of the Target Fund duly established and designated each class of the Target Fund as a class of the Target Fund. The Target Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

          (b) The Target Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Directors of the Target Fund has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Target Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate the Target Fund's Articles of Incorporation, By-Laws or any Material Agreement. Except for the approval of Target Fund shareholders, the Target Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (d) The Target Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year which includes the Effective Time.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Target Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
               (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Target Fund has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the Target Fund shares, nor are there any securities convertible into Target Fund shares.

          (g) The Target Fund shall operate its business in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

          (h) At the Effective Time, the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

          (i) The Target Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of the Target Fund's most recent fiscal year-end and the results of the Target Fund's operations and changes in its net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

          (j) To the Knowledge of the Target Fund, the Target Fund has no Liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

          (k)  Other  than  the  claims,  actions,   suits,   investigations  or
               proceedings set forth on Schedule C, the Target Fund does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or its Assets or businesses. The Target Fund does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule C, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

          (l) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or listed in Schedule B, in each case under which no material default exists, the Target Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

          (m) The Target Fund has filed its federal income tax returns, copies of which have been previously delivered to the Trust, for all taxable years to and including the Target Fund's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

          (n) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

     6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with the Target Fund as follows:

          (a) The Trust is organized as a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Acquiring Fund as a series of the Trust and each Acquiring Class as a class of the Acquiring Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is full force and effect. The Trust's Registration Statement relating to the Acquiring Fund and each Acquiring Class will be effective with the SEC prior to the Effective Date.

          (b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Trustees of the Trust has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument, By-Laws or any Material Agreement. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

          (d) The Acquiring Fund shall qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of its current taxable year.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Trust and the Acquiring Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) There shall be no issued and outstanding shares of the Acquiring Fund or any Acquiring Class prior to the Closing Date other than shares issues to Forum Financial Group, LLC or its affiliates in order to approve certain Acquiring Class start-up matters. The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Corresponding Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

          (g) The Trust will not commence the operations of the Acquiring Fund or any Acquiring Class prior to the Effective Time.

          (h) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its Assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated herein.

          (i) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

          (j) The Trust has made all state filings to register each Acquiring Class in each jurisdiction that the Corresponding Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

          (k) Since May 31, 2002, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund.

     7. CONDITIONS TO THE TARGET FUND'S OBLIGATIONS. The obligations of the Target Fund with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Trust shall have duly executed and delivered the applicable Reorganization Documents to the Target Fund.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Target Fund's Articles of Incorporation and applicable law. If the Target Fund shareholders fail to approve the Reorganization, that failure shall release the Target Fund of its obligations under this Plan.

          (c) The Trust shall have delivered to the Target Fund a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to the Target Fund, stating that the representations and warranties of the Trust in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Target Fund shall have received an opinion of Seward & Kissel LLP, as counsel to the Trust, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Trust is a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan has been duly authorized, executed and delivered by the Trust, and assuming due authorization, execution, and delivery of this Plan by the Target Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Trust;

               (4) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of the Trust or any Material Agreement to which the Trust is a party or by which it is bound; and

               (5) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Reorganization or for the execution and delivery of the Acquiring Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

                    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Trust.

          (e) The Target Fund shall have received an opinion of Piper Rudnick LLP with respect to the tax matters specified in Section 8(e) addressed to the Target Fund and the Trust in form and substance reasonably satisfactory to them, and dated as of the Closing Date.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and the SEC shall not have instituted or, to the Knowledge of the Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
               Section 25(c) of the 1940 Act.

          (i) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

          (j) The Target Fund shall have received from the Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

          (k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (l) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (m) The parties shall have received a certificate from BrownIA Investment Advisory Incorporated. stating that it will pay all of the expenses incurred by the Target Fund and the Trust in connection with the Reorganization.

          (n) The Board of Directors of the Target Fund shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.


          (o) The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring fund and the Target Fund contained in the N-14 Registration Statement.


     8. CONDITIONS TO TRUST'S OBLIGATIONS. The obligations of the Trust with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Target Fund shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Target Fund's Articles of Incorporation and applicable law. If the Target Fund shareholders fail to approve the reorganization, that failure shall release the Target Fund of its obligations under this Plan.

          (c) The Target Fund shall have delivered to the Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of the Target Fund in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Trust shall have received an opinion of Morgan, Lewis & Bockius, LLP, as counsel to the Target Fund, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, substantially to the effect that:

               (1) The Target Fund is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan and the documents executed by the Target Fund in order to effect the transactions contemplated by the Plan have been duly authorized, executed and delivered by the Target Fund and, assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation or By-Laws of the Target Fund or any Material Agreement to which the Target Fund is a party or by which it is bound; and

               (4) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization or the execution and delivery of the Target Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target Fund.

                    In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Target Fund.

          (e) The Trust shall have received an opinion of Piper Rudnick LLP addressed to the Target Fund and the Trust in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by them, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

               (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a). The Acquiring Fund and the Target Fund each will be a "party to a reorganization." Code Section 368(b).

               (2) The Target Fund shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund in exchange for their voting shares of the Target Fund pursuant to the Reorganization. Code Section 354(a)(1).

               (3) The Target Fund will not recognize gain or loss on the transfer of all of its Assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund's Liabilities pursuant to the Reorganization. Code Sections 357(a) and 361(a).

               (4) The Target Fund will not recognize gain or loss on its distribution of voting shares of the Acquiring Fund to its shareholders pursuant to the liquidation of the Target Fund. Code Section 361(c).

               (5) The Acquiring Fund will not recognize gain or loss on its acquisition of all of the Assets of the Target Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund's Liabilities. Code Section 1032(a).

               (6) The aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Target Fund surrendered in exchange therefor. Code Section 358(a)(1).

               (7) The holding period of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Target Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization. Code Section 1223(1).

               (8) The Acquiring Fund's basis in the Assets of the Target Fund received pursuant to the Reorganization will equal the Target Fund's basis in the Assets immediately before the Reorganization. Code Section 362(b).

               (9) The Acquiring Fund's holding period in the Target Fund's Assets received pursuant to the Reorganization will include the period during which the Target Fund held the Assets. Code Section 1223(2).

               (10) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Target Fund as of the date of the Reorganization. The Acquiring Fund will take these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, the Knowledge of the Trust, contemplated by the SEC.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
               Section 25(c) of the 1940 Act.

          (i) The Target Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

          (j) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target Fund's shareholder substantially all investment company taxable income of or attributable to the Target Fund earned prior to the Closing Date and substantially all net capital gain of or attributable to the Target Fund realized prior to such date.

          (k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (l) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (m) The parties shall have received a certificate from Brown Investment Advisory Incorporated stating that it will pay all of the expenses incurred by the Acquiring Fund and the Target Fund in connection with the Reorganization.

          (n) The Board of Trustees of the Trust shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.


          (o) The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial information of the Acquiring fund and the Target Fund contained in the N-14 Registration Statement.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees/Directors may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees/Directors determines that the consummation of the applicable Reorganization is not in the best interests of shareholders and gives notice to the other party.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by their respective Boards of Trustees/Directors, amend this Plan at anytime before or after the Target Fund's shareholders approve the Reorganization. However, after the Target Fund shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization as the other shall deem necessary, advisable or appropriate.

     16. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Date, a party becomes aware of any material information that is not reflected in the N-14 Registration Statement, the party discovering the information shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC, and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

     17. LIMITATION ON LIABILITIES. The obligations of the Target Fund, the Trust, and the Acquiring Fund shall not bind any of the Trustees/ Directors, shareholders, nominees, officers, agents, or employees of the Target Fund or the Trust personally, but shall bind only the Assets and property of the Acquiring Fund and Target Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or Target Fund, as appropriate.

     18. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

                  For the Target Fund:

                           Bruce A. Roseblum, Esq.
                           Deutsche asset Management, Inc.
                           One South street, BAL01-1806
                           Baltimore, Maryland 21202

                           Richard Jackson, Esq.
                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Avenue, NW
                           Washington, D.C. 20004

                  With copies to:

                  For the Trust:

                           Leslie K. Klenk, Esq.
                           Forum Financial Group, LLC
                           Two Portland Square
                           Portland, ME 04101

                  With copies to:

                           Anthony C.J. Nuland, Esq.
                           Seward & Kissel LLP
                           1200 G Street, N.W., Suite 350
                           Washington, DC 20005

     19. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers designated below to execute this Plan as of the date first written above.

                                                        SHORT-INTERMEDIATE INCOME
                                                        FUND, INC.
                                                        (TARGET FUND)


ATTEST:


____________________________________________            By:    ______________________________________________
Name:                                                          Name:
Title:                                                         Title:


                                                        THE TRUST, FOR ITSELF AND ON BEHALF OF
                                                        BROWNIA INTERMEDIATE
                                                        BOND FUND
                                                        (ACQUIRING FUND)

ATTEST:

____________________________________________            By:    ______________________________________________
Name:                                                          Name:
Title:                                                         Title:

                                   SCHEDULE A

                            CORRESPONDING CLASS TABLE

---------------------------------------------- ------------------ --------------------------------------- ---------------------
                                                ACQUIRING CLASS
                                                                                                             CORRESPONDING
                                                                                                              TARGET CLASS
---------------------------------------------- ------------------ --------------------------------------- ---------------------
BrownIA Intermediate Bond Fund                 Institutional      Short-Intermediate Income Fund, Inc.    Institutional Shares
                                               Shares
---------------------------------------------- ------------------ --------------------------------------- ---------------------
                                               A Shares                                                   A Shares
---------------------------------------------- ------------------ --------------------------------------- ---------------------

                                   SCHEDULE B

                               MATERIAL AGREEMENTS


(1) The following agreements are the Material Agreements of the Target Fund related to the Reorganization:

- Investment Advisory Agreement between Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) and Investment Company Capital Corp. dated June 4, 1999.

- Sub-Advisory Agreement by and among Short-Intermediate Income Fund, Inc., Investment Company Capital Corp. and Brown Advisory Incorporated dated May 1, 2001.

- Expense Limitation Agreement by and between Short-Intermediate Income Fund, Inc. and Investment Company Capital Corp. dated May 1, 2002.

- Distribution Agreement between Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) and ICC Distributors, Inc. dated August 31, 1997, amended through May 1, 2001.

- Form of Amended and Restated Master Services Agreement with Investment Company Capital Corp. dated July 24, 2002.

- Custodian Agreement between Flag Investors Short-Intermediate Income Fund, Inc. (now known as Short-Intermediate Income Fund, Inc.) and Bankers Trust Company dated June 5, 1998, amended through 1999.

(2) The following agreements are the Material Agreements of the Trust related to the Reorganization:

- Administration Agreement between the Trust and Forum Administrative Services, LLC dated June 19, 1997, as amended and restated May 13, 2002.

- Form of Investment Advisory Agreement between the Trust and Brown Investment Advisory Incorporated.

- Distribution Agreement between the Trust and Forum Fund Services, LLC dated February 28, 1999, as amended and restated May 13, 2002.

- Custodian Agreement between the Trust and Forum Trust, LLC dated May 12, 1999.

- Transfer Agency and Services Agreement between the Trust and Forum Shareholder Services, LLC dated May 18, 1998, as amended and restated May 13, 2002.

- Fund Accounting Agreement between the Trust and Forum Accounting Services, LLC dated June 19, 1997, as amended and restated May 13, 2002.

                                   SCHEDULE C

(1) Claims, actions, suits, investigations or proceedings pending or threatened against the Target Fund or its Assets or businesses:

          None


(2) Orders, decrees or judgments to which the Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, the Target Fund's financial condition, results of operations, business, properties or Assets or ability to consummate the transactions contemplated by the Plan:

          None

                                    EXHIBIT B

                     MANAGEMENT'S DISCUSSION OF PERFORMANCE
                      SHORT-INTERMEDIATE INCOME FUND, INC.

Short-Intermediate Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholders:

     We are pleased to report on the Fund's progress for the period ended December 31, 2001.

     The fourth quarter of 2001 saw both an official proclamation of the beginning of the recession in the US and market reactions that indicated participants anticipated better times ahead. The equity markets rebounded dramatically in the aftermath of the September 11 tragedy (fourth quarter total returns: S&P +10.71%; NASDAQ+30.23%). Juxtaposed to this optimism were bond returns in the flat to slightly negative range. Treasury rates dropped precipitously immediately after September 11 in a flight to quality. However, when it became apparent that both fiscal and monetary stimulus would have a positive effect on the economy, rates moved higher. This occurred against a current economic backdrop that may have stopped declining, but arguably remains weak. Federal Reserve officials acknowledge this and seem intent upon keeping short term interest rates low into the foreseeable future.

     Indeed, it has been this Fed-induced decline in short-term interest rates that allowed the short- to intermediate-term bond markets to perform so well. However, with two years of above-average performance for many sectors of the bond market, we feel it will be difficult to continue that trend. We believe future returns will be achieved by careful selection of securities offering attractive spreads relative to Treasuries (eg. corporates, mortgages and asset-backed securities) rather than by general interest rate declines.

     The return for the Fund's Class A Shares was essentially unchanged for the quarter, declining .01% (excluding sales charges), with income helping to buffer the principal decline. Because of our belief that spreads will tighten and thus corporates and mortgages will outperform Treasuries and US Agencies, we have positioned the Fund to take advantage should that trend occur. Corporates comprise 26% of the Fund's assets at year-end with mortgages at 32% and asset-backed securities at 16%.

Sincerely,

/s/ PAUL D. CORBIN

/s/ ELLEN D. HARVEY

Paul D. Corbin and Ellen D. Harvey
Portfolio Managers of the
SHORT-INTERMEDIATE INCOME FUND
December 31, 2001

SECTOR ALLOCATION
As of December 31, 2001 (percentages are based on total net assets in the Fund)

EDGAR REPRESENTATION OF DATA POIINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Asset-Backed    Cash & Other   Treasury      Mortage-Backed
Corporates       Securities      Assets         and Agency    Securities
26%              16%             4%             22%           32%

SECTOR ALLOCATION
As of December 31, 2000 (percentages are based on total net assets in the Fund)

EDGAR REPRESENTATION OF DATA POIINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Asset-Backed    Cash & Other   Treasury      Mortage-Backed
Corporates       Securities      Assets         and Agency    Securities
27%              24%             7%             20%           22%

Short-Intermediate Income Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

EDGAR REPRESENTATION OF DATA POIINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

     Short-Intermediate Income Fund--Class A Shares, Lehman Brothers Intermediate Aggr. Bond Index, Lehman Brothers Intermediate US Gov't/Credit Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers 1-3 Yr US Gov't/Credit Index and Lipper Short-Intermediate Investment Grade Debt Funds Average Growth of a $10,000 Investment (since inception)2

5/13/91  10000    10000    10000    10000   10000    10000
6/30/91   9980     9995    10007    10041   10037    10004
7/31/91  10103    10134    10119    10128   10125    10105
8/31/91  10257    10353    10312    10267   10262    10289
9/30/91  10432    10563    10489    10378   10373    10459
10/31/91 10567    10680    10609    10489   10485    10577
11/30/91 10701    10778    10731    10598   10591    10692
12/31/91 10979    11098    10993    10759   10751    10957
1/31/92  10776    10947    10893    10743   10740    10857
2/29/92  10792    11018    10936    10781   10773    10897
3/31/92  10756    10956    10893    10776   10771    10869
4/30/92  10845    11035    10989    10874   10870    10950
5/31/92  11032    11244    11159    10973   10971    11106
6/30/92  11208    11398    11324    11085   11084    11266
7/31/92  11462    11631    11550    11209   11214    11480
8/31/92  11510    11749    11665    11308   11305    11582
9/30/92  11690    11888    11824    11416   11412    11724
10/31/92 11564    11730    11670    11347   11344    11585
11/30/92 11481    11735    11629    11329   11328    11538
12/31/92 11603    11920    11781    11437   11434    11663
1/31/93  11854    12148    12011    11555   11557    11865
2/28/93  12051    12361    12200    11655   11651    12046
3/31/93  12091    12412    12248    11690   11689    12083
4/30/93  12187    12499    12347    11762   11762    12172
5/31/93  12158    12515    12320    11729   11735    12163
6/30/93  12336    12742    12513    11816   11824    12340
7/31/93  12387    12814    12544    11843   11852    12382
8/31/93  12578    13038    12743    11946   11951    12566
9/30/93  12639    13074    12795    11985   11989    12617
10/31/93 12688    13123    12830    12009   12017    12650
11/30/93 12586    13011    12758    12012   12021    12584
12/31/93 12645    13082    12817    12057   12070    12636
1/31/94  12791    13258    12959    12134   12147    12764
2/28/94  12576    13028    12767    12056   12073    12588
3/31/94  12323    12707    12557    11996   12010    12388
4/30/94  12226    12605    12471    11954   11965    12300
5/31/94  12238    12604    12480    11971   11981    12288
6/30/94  12226    12576    12481    12006   12013    12271
7/31/94  12374    12826    12661    12110   12122    12420
8/31/94  12424    12841    12701    12152   12163    12455
9/30/94  12300    12652    12584    12124   12136    12360
10/31/94 12275    12641    12582    12151   12164    12349
11/30/94 12212    12613    12525    12096   12113    12306
12/31/94 12225    12700    12569    12124   12136    12345
1/31/95  12403    12952    12781    12293   12302    12513
2/28/95  12671    13260    13046    12461   12472    12729
3/31/95  12723    13341    13121    12531   12543    12805
4/30/95  12851    13527    13283    12642   12656    12938
5/31/95  13265    14051    13684    12863   12869    13278
6/30/95  13356    14154    13776    12933   12948    13358
7/31/95  13355    14122    13778    12986   13000    13366
8/31/95  13474    14293    13903    13064   13078    13478
9/30/95  13619    14432    14004    13128   13143    13574
10/31/95 13791    14619    14160    13238   13252    13714
11/30/95 13965    14838    14346    13355   13366    13869
12/31/95 14125    15047    14497    13457   13468    14002
1/31/96  14233    15146    14622    13572   13583    14107
2/29/96  14071    14883    14450    13515   13531    13974
3/31/96  14003    14780    14376    13503   13521    13911
4/30/96  13949    14697    14325    13514   13535    13873
5/31/96  13922    14667    14314    13542   13566    13868
6/30/96  14060    14864    14466    13639   13665    13992
7/31/96  14116    14904    14509    13693   13718    14035
8/31/96  14101    14879    14520    13739   13769    14045
9/30/96  14325    15139    14723    13864   13895    14218
10/31/96 14578    15474    14983    14021   13898    14434
11/30/96 14776    15739    15180    14129   14157    14599
12/31/96 14691    15593    15083    14129   14160    14537
1/31/97  14734    15641    15142    14195   14228    14592
2/28/97  14763    15679    15171    14228   14263    14623
3/31/97  14662    15506    15066    14222   14252    14549
4/30/97  14821    15738    15243    14339   14369    14696
5/31/97  14937    15887    15370    14436   14470    14799
6/30/97  15069    16075    15510    14536   14570    14923
7/31/97  15319    16509    15825    14696   14732    15175
8/31/97  15260    16368    15746    14709   14746    15126
9/30/97  15438    16609    15929    14821   14856    15283
10/31/97 15588    16850    16105    14930   14966    15411
11/30/97 15618    16928    16141    14966   15004    15441
12/31/97 15738    17098    16270    15068   15103    15542
1/31/98  15920    17318    16483    15214   15249    15719
2/28/98  15905    17305    16471    15228   15261    15715
3/31/98  15951    17364    16524    15290   15321    15772
4/30/98  16012    17455    16606    15362   15397    15839
5/31/98  16120    17620    16728    15444   15480    15947
6/30/98  16229    17770    16835    15524   15560    16033
7/31/98  16291    17808    16894    15597   15633    16090
8/31/98  16541    18097    17160    15793   15812    16292
9/30/98  16809    18521    17591    16002   16025    16571
10/31/98 16761    18423    17574    16080   16094    16545
11/30/98 16746    18528    17572    16066   16092    16546
12/31/98 16809    18583    17643    16122   16154    16616
1/31/99  16890    18716    17740    16187   16223    16704
2/28/99  16713    18389    17479    16107   16154    16529
3/31/99  16842    18491    17609    16218   16269    16652
4/30/99  16875    18550    17663    16270   16325    16698
5/31/99  16760    18387    17528    16261   16311    16603
6/30/99  16761    18329    17540    16311   16360    16608
7/31/99  16761    18251    17524    16363   16406    16600
8/31/99  16761    18241    17538    16411   16450    16611
9/30/99  16928    18453    17701    16517   16560    16758
10/31/99 16945    18521    17747    16562   16609    16788
11/30/99 16961    18520    17769    16593   16646    16815
12/31/99 16927    18431    17711    16617   16663    16794
1/31/00  16876    18370    17646    16610   16663    16750
2/29/00  17030    18593    17791    16721   16779    16874
3/31/00  17202    18837    17977    16825   16874    17018
4/30/00  17115    18784    17936    16869   16906    16986
5/31/00  17115    18775    17964    16938   16967    17006
6/30/00  17446    19166    18281    17114   17155    17269
7/31/00  17534    19339    18420    17222   17272    17384
8/31/00  17780    19620    18638    17349   17409    17554
9/30/00  17957    19743    18807    17474   17552    17715
10/31/00 18028    19874    18893    17568   17631    17753
11/30/00 18261    20199    19150    17735   17795    17967
12/31/00 18566    20573    19503    17946   18010    18239
1/31/01  18837    20910    19823    18171   18265    18503
2/28/01  19000    21092    20010    18289   18395    18662
3/31/01  19128    21198    20164    18442   18544    18795
4/30/01  19128    21110    20110    18491   18603    18764
5/31/01  19220    21237    20223    18595   18717    18860
6/30/01  19275    21318    20299    18659   18789    18929
7/31/01  19610    21794    20721    18868   19025    19261
8/31/01  19797    22044    20928    18977   19154    19419
9/30/01  20060    22301    21233    19289   19439    19668
10/31/01 20323    22767    21585    19471   19634    19884
11/30/01 20153    22453    21369    19429   19581    19700
12/31/01 20058    22311    21251    19436   19590    19604

                                                       CUMULATIVE TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                         1 Year 3 Years 5 Years  10 Years  Since   1 Year 3 Years 5 Years  10 Years   Since
   December 31, 2001                                                    Inception 2                                Inception 2

 Short-Intermediate Income Fund
   Class A Shares                         8.03%  19.32%  36.53%    82.69%  100.58%  8.03%   6.07%   6.43%     6.21%   6.76%
   Institutional Class                    8.36%  20.32%  38.35%       n/a   47.08%  8.36%   6.36%   6.71%       n/a   6.46%
---------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
   Aggregate Bond Index 3                 8.68%  21.42%  42.03%    95.50%  115.03%  8.68%   6.68%   7.27%     6.93%   7.49%
---------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
   US Gov't/Credit Index 4                8.96%  20.45%  40.89%    93.32%  112.52%  8.96%   6.40%   7.10%      6.81   7.37%
---------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch 1-3 Year
   Treasury Index 5                       8.30%  20.54%  37.56%    80.63%   94.36%  8.30%   6.43%   6.59%     6.09%   6.48%
---------------------------------------------------------------------------------------------------------------------------
 Lehman Brothers 1-3 Year US
   Gov't/Credit Index6                    8.78%  21.27%  38.35%    82.22%   95.90%  8.78%   6.64%   6.71%     6.18%   6.56%
 Lipper Short-Intermediate Investment
   Grade Debt Funds Average 7             7.21%  17.93%  34.39%    78.88%   96.04%  7.21%   5.65%   6.08%     5.98%   6.56%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2    The Fund's inception dates are: Class A Shares: May 13, 1991, Institutional
     Class: November 2, 1995. Benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning May 31, 1991.
3 The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns. During the year ended December 31, 2001, the Fund changed its primary benchmark from the Lehman Brothers 1-3 Year US Government/Credit Index to the Lehman Brothers Intermediate Aggregate Bond Index. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy.
4 Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index providing a general measure of the performance in the intermediate-term government and corporate bond sectors. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that provides a general measure of the performance in the short-term Treasury sector. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lehman Brothers 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-Term Government/Corporate Bond Index. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
7 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

Short-Intermediate Income Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) including any applicable maximum sales load, from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula that includes any applicable maximum sales load, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 1.50% maximum initial sales charge for the Class A Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's shares are adjusted for any applicable sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.

Short-Intermediate Income Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

EDGAR REPRESENTATION OF DATA POIINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Short-Intermediate Income Fund--Class A Shares, Lehman Brothers Intermediate Aggr. Bond Index, Lehman Brothers Intermediate US Gov't/Credit Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers 1-3 Yr Gov't Credit Index and Lipper Short-Intermediate Investment Grade Debt Funds Average Growth of a $10,000 Investment (since inception)2

5/13/91  10000    10000    10000    10000   10000    10000
6/30/91   9980     9995    10007    10041   10037    10004
7/31/91  10103    10134    10119    10128   10125    10105
8/31/91  10257    10353    10312    10267   10262    10289
9/30/91  10432    10563    10489    10378   10373    10459
10/31/91 10567    10680    10609    10489   10485    10577
11/30/91 10701    10778    10731    10598   10591    10692
12/31/91 10979    11098    10993    10759   10751    10957
1/31/92  10776    10947    10893    10743   10740    10857
2/29/92  10792    11018    10936    10781   10773    10897
3/31/92  10756    10956    10893    10776   10771    10869
4/30/92  10845    11035    10989    10874   10870    10950
5/31/92  11032    11244    11159    10973   10971    11106
6/30/92  11208    11398    11324    11085   11084    11266
7/31/92  11462    11631    11550    11209   11214    11480
8/31/92  11510    11749    11665    11308   11305    11582
9/30/92  11690    11888    11824    11416   11412    11724
10/31/92 11564    11730    11670    11347   11344    11585
11/30/92 11481    11735    11629    11329   11328    11538
12/31/92 11603    11920    11781    11437   11434    11663
1/31/93  11854    12148    12011    11555   11557    11865
2/28/93  12051    12361    12200    11655   11651    12046
3/31/93  12091    12412    12248    11690   11689    12083
4/30/93  12187    12499    12347    11762   11762    12172
5/31/93  12158    12515    12320    11729   11735    12163
6/30/93  12336    12742    12513    11816   11824    12340
7/31/93  12387    12814    12544    11843   11852    12382
8/31/93  12578    13038    12743    11946   11951    12566
9/30/93  12639    13074    12795    11985   11989    12617
10/31/93 12688    13123    12830    12009   12017    12650
11/30/93 12586    13011    12758    12012   12021    12584
12/31/93 12645    13082    12817    12057   12070    12636
1/31/94  12791    13258    12959    12134   12147    12764
2/28/94  12576    13028    12767    12056   12073    12588
3/31/94  12323    12707    12557    11996   12010    12388
4/30/94  12226    12605    12471    11954   11965    12300
5/31/94  12238    12604    12480    11971   11981    12288
6/30/94  12226    12576    12481    12006   12013    12271
7/31/94  12374    12826    12661    12110   12122    12420
8/31/94  12424    12841    12701    12152   12163    12455
9/30/94  12300    12652    12584    12124   12136    12360
10/31/94 12275    12641    12582    12151   12164    12349
11/30/94 12212    12613    12525    12096   12113    12306
12/31/94 12225    12700    12569    12124   12136    12345
1/31/95  12403    12952    12781    12293   12302    12513
2/28/95  12671    13260    13046    12461   12472    12729
3/31/95  12723    13341    13121    12531   12543    12805
4/30/95  12851    13527    13283    12642   12656    12938
5/31/95  13265    14051    13684    12863   12869    13278
6/30/95  13356    14154    13776    12933   12948    13358
7/31/95  13355    14122    13778    12986   13000    13366
8/31/95  13474    14293    13903    13064   13078    13478
9/30/95  13619    14432    14004    13128   13143    13574
10/31/95 13791    14619    14160    13238   13252    13714
11/30/95 13965    14838    14346    13355   13366    13869
12/31/95 14125    15047    14497    13457   13468    14002
1/31/96  14233    15146    14622    13572   13583    14107
2/29/96  14071    14883    14450    13515   13531    13974
3/31/96  14003    14780    14376    13503   13521    13911
4/30/96  13949    14697    14325    13514   13535    13873
5/31/96  13922    14667    14314    13542   13566    13868
6/30/96  14060    14864    14466    13639   13665    13992
7/31/96  14116    14904    14509    13693   13718    14035
8/31/96  14101    14879    14520    13739   13769    14045
9/30/96  14325    15139    14723    13864   13895    14218
10/31/96 14578    15474    14983    14021   13898    14434
11/30/96 14776    15739    15180    14129   14157    14599
12/31/96 14691    15593    15083    14129   14160    14537
1/31/97  14734    15641    15142    14195   14228    14592
2/28/97  14763    15679    15171    14228   14263    14623
3/31/97  14662    15506    15066    14222   14252    14549
4/30/97  14821    15738    15243    14339   14369    14696
5/31/97  14937    15887    15370    14436   14470    14799
6/30/97  15069    16075    15510    14536   14570    14923
7/31/97  15319    16509    15825    14696   14732    15175
8/31/97  15260    16368    15746    14709   14746    15126
9/30/97  15438    16609    15929    14821   14856    15283
10/31/97 15588    16850    16105    14930   14966    15411
11/30/97 15618    16928    16141    14966   15004    15441
12/31/97 15738    17098    16270    15068   15103    15542
1/31/98  15920    17318    16483    15214   15249    15719
2/28/98  15905    17305    16471    15228   15261    15715
3/31/98  15951    17364    16524    15290   15321    15772
4/30/98  16012    17455    16606    15362   15397    15839
5/31/98  16120    17620    16728    15444   15480    15947
6/30/98  16229    17770    16835    15524   15560    16033
7/31/98  16291    17808    16894    15597   15633    16090
8/31/98  16541    18097    17160    15793   15812    16292
9/30/98  16809    18521    17591    16002   16025    16571
10/31/98 16761    18423    17574    16080   16094    16545
11/30/98 16746    18528    17572    16066   16092    16546
12/31/98 16809    18583    17643    16122   16154    16616
1/31/99  16890    18716    17740    16187   16223    16704
2/28/99  16713    18389    17479    16107   16154    16529
3/31/99  16842    18491    17609    16218   16269    16652
4/30/99  16875    18550    17663    16270   16325    16698
5/31/99  16760    18387    17528    16261   16311    16603
6/30/99  16761    18329    17540    16311   16360    16608
7/31/99  16761    18251    17524    16363   16406    16600
8/31/99  16761    18241    17538    16411   16450    16611
9/30/99  16928    18453    17701    16517   16560    16758
10/31/99 16945    18521    17747    16562   16609    16788
11/30/99 16961    18520    17769    16593   16646    16815
12/31/99 16927    18431    17711    16617   16663    16794
1/31/00  16876    18370    17646    16610   16663    16750
2/29/00  17030    18593    17791    16721   16779    16874
3/31/00  17202    18837    17977    16825   16874    17018
4/30/00  17115    18784    17936    16869   16906    16986
5/31/00  17115    18775    17964    16938   16967    17006
6/30/00  17446    19166    18281    17114   17155    17269
7/31/00  17534    19339    18420    17222   17272    17384
8/31/00  17780    19620    18638    17349   17409    17554
9/30/00  17957    19743    18807    17474   17552    17715
10/31/00 18028    19874    18893    17568   17631    17753
11/30/00 18261    20199    19150    17735   17795    17967
12/31/00 18566    20573    19503    17946   18010    18239
1/31/01  18837    20910    19823    18171   18265    18503
2/28/01  19000    21092    20010    18289   18395    18662
3/31/01  19128    21198    20164    18442   18544    18795
4/30/01  19128    21110    20110    18491   18603    18764
5/31/01  19220    21237    20223    18595   18717    18860
6/30/01  19275    21318    20299    18659   18789    18929
7/31/01  19610    21794    20721    18868   19025    19261
8/31/01  19797    22044    20928    18977   19154    19419
9/30/01  20060    22301    21233    19289   19439    19668
10/31/01 20323    22767    21585    19471   19634    19884
11/30/01 20153    22453    21369    19429   19581    19700
12/31/01 19757    22311    21251    19436   19590    19604

                                                         AVERAGE ANNUAL TOTAL RETURNS
 Periods Ended                                    1 Year    5 Years   10 Years       Since
 December 31, 2001                                                                 Inception 2

 Short-Intermediate Income Fund--Class A Shares    6.42%      6.11%      6.05%       6.61%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Class A Shares 1.50% maximum sales charge. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is: Class A Shares: May 13, 1991. Benchmark returns are for the periods beginning May 31, 1991.
3 The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. During the year ended December 31, 2001, the Fund changed its primary benchmark from the Lehman Brothers 1-3 Year
     US Government/Credit Index to the Lehman Brothers Intermediate Aggregate Bond Index. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy.
4 Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index providing a general measure of the performance in the intermediate-term government and corporate bond sectors.
5 Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that provides a general measure of the performance in the short-term Treasury sector.
6 Lehman Brothers 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-Term Government/Corporate Bond Index.
7 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Short-Intermediate Income Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

EDGAR REPRESENTATION OF DATA POIINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Short-Intermediate Income Fund--Institutional Class, Shares Lehman Brothers Intermediate Aggr. Bond Index, Lehman Brothers Intermediate US Gov't/Credit Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers 1-3 Yr US Gov't/Credit Index and Lipper Short-Intermediate Investment Grade Debt Funds Average Growth of a $250,000 Investment (since inception)2

11/2/95  250000   250000   250000   250000  250000   250000
11/30/95 252150   253746   252150   252200  252152   252678
12/31/95 255050   257307   254067   254142  254064   255038
1/31/96  256975   259016   256252   256302  256237   257011
2/29/96  254350   254514   255278   255226  255261   254710
3/31/96  252950   252745   255099   254996  255075   253756
4/30/96  252025   251323   255354   255200  255332   253274
5/31/96  251575   250813   255942   255736  255922   253254
6/30/96  254350   254181   257810   257577  257794   255502
7/31/96  255150   254877   258815   258582  258797   256298
8/31/96  254950   254449   259773   259461  259751   256734
9/30/96  259000   258884   262163   261822  262128   259885
10/31/96 263850   264618   262215   264781  262177   263758
11/30/96 267425   269151   267119   266820  267075   266787
12/31/96 265750   266648   267172   266820  267119   265729
1/31/97  266775   267465   268455   268074  268410   266829
2/28/97  267350   268130   269126   268690  269075   267382
3/31/97  265575   265159   268910   268583  268867   265890
4/30/97  268500   269128   271115   270785  271072   268562
5/31/97  270625   271672   273013   272627  272966   270498
6/30/97  273050   274897   274924   274508  274864   272763
7/31/97  277850   282310   277976   277527  277916   277228
8/31/97  276850   279902   278226   277777  278178   276390
9/30/97  279825   284030   280313   279888  280254   279192
10/31/97 282550   288150   282387   281959  282339   281265
11/30/97 283150   289477   283093   282636  283049   281803
12/31/97 285425   292392   284962   284558  284917   283654
1/31/98  288950   296146   287726   287318  287667   286762
2/28/98  288750   295923   287956   287577  287898   286795
3/31/98  289625   296940   289079   288756  289024   287874
4/30/98  290775   298489   290495   290113  290453   289137
5/31/98  292775   301321   292064   291651  292032   290911
6/30/98  294775   303876   293583   293167  293540   292350
7/31/98  295950   304523   294963   294545  294907   293380
8/31/98  300500   309479   298355   298256  298296   295903
9/30/98  305650   316725   302383   302193  302310   301109
10/31/98 304850   315051   303683   303674  303619   300793
11/30/98 304625   316839   303622   303401  303566   301238
12/31/98 305600   317792   304806   304463  304741   302429
1/31/99  307325   320060   306117   305680  306041   304054
2/28/99  304200   314472   304831   304183  304750   300980
3/31/99  306600   316215   306995   306281  306911   303319
4/30/99  307225   317217   308039   307262  307962   304334
5/31/99  305225   314438   307793   307077  307709   302487
6/30/99  305300   313437   308716   308029  308623   302458
7/31/99  305350   312102   309611   309015  309506   302207
8/31/99  305425   311943   310416   309911  310322   302338
9/30/99  308475   315565   312496   311925  312407   304890
10/31/99 308850   316729   313434   312768  313334   305484
11/30/99 309200   316707   314123   313362  314026   305997
12/31/99 308725   315179   314437   313801  314350   305581
1/31/00  307800   314147   314437   313675  314350   304739
2/29/00  310625   317947   316607   315777  316528   306988
3/31/00  313800   322135   318412   317734  318320   309672
4/30/00  312600   321213   319017   318561  318932   309253
5/31/00  312675   321065   320165   319867  320086   309432
6/30/00  318675   327745   323687   323193  323617   314239
7/31/00  320325   330720   325888   325229  325831   316326
8/31/00  324825   335513   328462   327636  328412   319468
9/30/00  328075   337623   331156   329995  331118   322358
10/31/00 329425   339857   332646   331777  332600   322924
11/30/00 334000   345414   335740   334929  335696   326551
12/31/00 339325   351821   339750   338875  339747   331425
1/31/01  344525   357575   344550   343125  344560   336450
2/28/01  347525   360690   347025   345350  347013   339500
3/31/01  349900   362501   349697   348225  349830   341700
4/30/01  349975   360996   355050   349175  350939   340950
5/31/01  351700   363174   357050   351125  353099   342875
6/30/01  352750   364546   358350   352325  354452   343925
7/31/01  358850   372696   365825   356275  358911   350075
8/31/01  362300   376964   369475   358325  361346   353025
9/30/01  367450   381357   374876   364225  366722   356950
10/31/01 372275   389337   381092   367675  370387   361775
11/30/01 369275   383969   377275   366875  369389   358325
12/31/01 367700   381531   375185   367000  369570   356550

                                                   AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                   1 Year    5 Years    Since
   December 31, 2001                                                  Inception 2

 Short-Intermediate Income Fund--Institutional Class   8.36%     6.71%    6.46%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct sales change and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is: Institutional Class: November 2, 1995. Benchmark returns are for the periods beginning October 31, 1995.
3 The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. During the year ended December 31, 2001, the Fund changed its primary benchmark from the Lehman Brothers 1-3 Year
     US Government/Credit Index to the Lehman Brothers Intermediate Aggregate Bond Index. This change is intended to provide shareholders with better information to assess the performance of the Fund by utilizing a broader index that more closely corresponds to the Fund's investment strategy.
4 Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index providing a general measure of the performance in the intermediate-term government and corporate bond sectors.
5 Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that provides a general measure of the performance in the short-term Treasury sector.
6 Lehman Brothers 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US Government agency and Treasury securities as well as all investment grade corporate debt securities with maturities of one to three years. Prior shareholder reports referred to this index as the Lehman Brothers Intermediate-Term Government/Corporate Bond Index.
7 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

                  FORUM FUNDS - BROWNIA INTERMEDIATE BOND FUND

                                 AUGUST 15, 2002

     This Statement of Additional Information supplements the Combined Proxy Statement/Prospectus dated August 15, 2002 relating to:

          (1) the proposed transfer of substantially all of the assets and liabilities of the Short-Intermediate Income Fund, Inc. (the "Fund") to BrownIA Intermediate Bond Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust") in exchange for shares of the BrownIA Fund (the "Reorganization").

     This Statement of Additional Information consists of this cover page and the Pro Forma financial statements for the BrownIA Fund after the Reorganization and as of December 31, 2001, which follows as Appendix A.

     The following documents, each of which has been filed with the Securities and Exchange Commission, are incorporated herein by reference.

          1. The Statement of Additional Information for the Fund dated May 1, 2002.

          2. The Statement of Additional Information for the BrownIA Fund dated August 1, 2002.

          3.   The Annual Report for the Fund dated December 31, 2001.

     This Statement of Additional Information is not a Prospectus; a Combined Proxy Statement/Prospectus dated August 15, 2002, relating to the Reorganization may be obtained without charge by writing or calling Deutsche Asset Management Service Center, P.O. Box 219210, Kansas City, Missouri 64121-9210. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

           PRO FORMA FINANCIAL STATEMENTS OF THE BROWNIA INTERMEDIATE
            BOND FUND POST-REORGANIZATION AND AS OF DECEMBER 31, 2002

BROWNIA SHORT-INTERMEDIATE INCOME FUND
PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE TWELVE-MONTHS ENDED DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      BROWNIA
                                                                                                                SHORT-INTERMEDIATE
                                                             BROWNIA                                                   INCOME
                                                       SHORT-INTERMEDIATE SHORT-INTERMEDIATE                          PRO FORMA
                                                           INCOME FUND       INCOME FUND      ADJUSTMENTS (a)      COMBINED FUND
                                                       ------------------ ------------------ ----------------  --------------------

INVESTMENT INCOME
   Interest income                                                   $ -        $ 5,470,208              $ -           $ 5,470,208
                                                       ------------------ ------------------ ----------------  --------------------

EXPENSES
   Investment advisory fees                                            -            316,551             (159)              316,392
   Administrator fees                                                  -                  -           90,398                90,398
   Transfer agency fees                                                -             33,997           16,371                50,368
   Custody fees                                                        -             20,184           (6,344)               13,840
   Accounting fees                                                     -             72,182          (21,182)               51,000
   Reporting fees                                                      -             25,237          (18,237)                7,000
   Professional fees                                                   -             64,216          (34,816)               29,400
   Trustees fees and expenses                                          -              2,477              643                 3,120
   Distribution fees (Class A)                                         -             99,735              136                99,871
   Compliance fees                                                     -             36,803           (9,613)               27,190
   Miscellaneous expenses                                              -              9,925           11,842                21,767
                                                       ------------------ ------------------ ----------------  --------------------
      Total Expenses                                                   -            681,307           29,039               710,346
   Fees waived and expenses reimbursed                                 -           (174,972)         (28,656)             (203,628)
                                                       ------------------ ------------------ ----------------  --------------------
      Net Expenses                                                     -            506,335              383               506,718
                                                       ------------------ ------------------ ----------------  --------------------
NET INVESTMENT INCOME                                                  -          4,963,873             (383)            4,963,490
                                                       ------------------ ------------------ ----------------  --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                       -            628,479                -               628,479
 Net change in unrealized appreciation on investments                  -          1,424,472                -             1,424,472
                                                       ------------------ ------------------ ----------------  --------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        -          2,052,951                -             2,052,951
                                                       ------------------ ------------------ ----------------  --------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ -        $ 7,016,824           $ (383)          $ 7,016,441
                                                       ================== ================== ================  ====================

  (a)  See Note 3 to Pro Forma Footnotes.


                                  Appendix A-1

BROWNIA SHORT-INTERMEDIATE INCOME FUND
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   BROWNIA
                                                                                                             SHORT-INTERMEDIATE
                                                                                                                   INCOME
                                                                BROWNIA                                           PRO FORMA
                                                           SHORT-INTERMEDIATE SHORT-INTERMEDIATE                   COMBINED
                                                              INCOME FUND        INCOME FUND     ADJUSTMENTS         FUND
                                                           ------------------ ------------------ ----------- ------------------

ASSETS
   Total investments, at value (Cost $86,204,764)                        $ -       $ 88,157,358         $ -       $ 88,157,358
   Cash                                                                    -              7,149           -              7,149
   Receivable for interest                                                 -            876,453           -            876,453
   Receivable for fund shares sold                                         -             35,819           -             35,819
   Prepaid expenses and other receivables                                  -             15,042           -             15,042
                                                           ------------------ ------------------ ----------- ------------------
      Total Assets                                                         -         89,091,821           -         89,091,821
                                                           ------------------ ------------------ ----------- ------------------

LIABILITIES
   Payable for fund shares redeemed                                        -            300,243           -            300,243
   Payable to transfer agent                                               -              6,042           -              6,042
   Payable to custodian                                                    -              3,489           -              3,489
   Payable to accountant                                                   -              5,380           -              5,380
   Payable to investment adviser                                           -             11,858           -             11,858
   Payable for dividends                                                   -            270,263                        270,263
   Accrued expenses and other liabilities                                  -             44,628           -             44,628
                                                           ------------------ ------------------ ----------- ------------------
      Total Liabilities                                                    -            641,903           -            641,903
                                                           ------------------ ------------------ ----------- ------------------

NET ASSETS                                                               $ -       $ 88,449,918         $ -       $ 88,449,918
                                                           ================== ================== =========== ==================

COMPONENTS OF NET ASSETS
     Paid-in capital                                                     $ -       $ 90,041,150         $ -         90,041,150
     Undistributed net investment loss                                     -           (280,221)          -           (280,221)
     Unrealized appreciation (depreciation) on investments                 -         (3,263,605)          -         (3,263,605)
     Accumulated net realized gain (loss)                                  -          1,952,594           -          1,952,594
                                                           ------------------ ------------------ ----------- ------------------
NET ASSETS                                                               $ -       $ 88,449,918         $ -       $ 88,449,918
                                                           ================== ================== =========== ==================

SHARES OF BENEFICIAL INTEREST
   A SHARES                                                                -          3,651,349                      3,651,349
   INSTITUTIONAL SHARES                                                    -          4,711,848                      4,711,848

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
   A SHARES                                                              $ -            $ 10.49           -            $ 10.49
   INSTITUTIONAL SHARES                                                  $ -            $ 10.65           -            $ 10.65

OFFERING PRICE PER SHARE (NAV / (1-MAXIMUM SALES LOAD)):
   A SHARES                                                              $ -            $ 10.65           -            $ 10.65
   INSTITUTIONAL SHARES                                                  $ -            $ 10.65           -            $ 10.65

MAXIMUM SALES LOAD:
   A SHARES                                                            0.00%              1.50%           -              1.50%
   INSTITUTIONAL SHARES                                                0.00%              0.00%           -              0.00%


                                  Appendix A-2

BROWNIA SHORT-INTERMEDIATE INCOME FUND
PRO FORMA SCHEDULE OF INVESTMENTS (UNAUDITED)
DECEMBER 31, 2001                                                                                                    BROWNIA
                                                                                                                SHORT-INTERMEDIATE
                                                                                                                      INCOME
                                                                                                                -------------------
                                                                           BROWNIA                                  PRO FORMA
                                                                       SHORT-INTERMEDIATE   SHORT-INTERMEDIATE       COMBINED
    Face Amount                 Security Description                     INCOME FUND          INCOME FUND              FUND
    ----------------------------------------------------------------- -------------------  -------------------  -------------------



CORPORATE NOTES                                                                    0.00%               26.23%               26.23%
        2,000 American Express, 5.50%, 9/12/06                                       $ -          $ 2,001,560          $ 2,001,560
        2,000 Atlantic City Electric, 6.00%, 1/15/03                                   -            2,052,132            2,052,132
        1,000 Baltimore Gas Electric, 6.75%, 6/5/12                                    -            1,043,099            1,043,099
        2,500 Block Financial Corp., 6.75%, 11/1/04                                    -            2,621,613            2,621,613
        2,000 Countrywide Home Loan                                                    -            2,122,636            2,122,636
        2,750 First Maryland Bancorp                                                   -            2,922,417            2,922,417
        2,000 Ford Motor Credit Co., 7.375%, 10/28/09                                  -            1,969,834            1,969,834
        1,000 General Electric Capital Corp., 6.875%, 11/15/10                         -            1,068,926            1,068,926
        2,000 Genral Motors Acceptance Corp., 6.625%, 10/1/02                          -            2,049,784            2,049,784
        2,575 Hewlett-Packard Co., 7.15%, 6/15/05                                      -            2,712,824            2,712,824
          500 Wilmington Trust Corp., 6.625%, 5/1/08                                   -              511,443              511,443
        2,000 Worldcom Inc., 8.00%, 5/15/06                                            -            2,128,958            2,128,958
                                                                      -------------------  -------------------  -------------------

TOTAL CORPORATE NOTES (COST $22,654,625)                                               -           23,205,226           23,205,226
                                                                      -------------------  -------------------  -------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS                                               0.00%               54.71%               54.71%

    FEDERAL FARM CREDIT BANK                                                       0.00%                2.35%                2.35%
        2,000 Federal Farm Credit Bank, 6.00%, 6/11/08                                 -            2,081,338            2,081,338
                                                                      -------------------  -------------------  -------------------

    FEDERAL HOME LOAN BANK NOTES                                                   0.00%                8.47%                8.47%
        3,000 Federal Home Loan Bank, 6.75%, 8/15/07                                   -            3,257,547            3,257,547
        4,000 Federal Home Loan Bank, 6.50%, 11/13/09                                  -            4,235,756            4,235,756
                                                                      -------------------  -------------------  -------------------
                                                                                       -            7,493,303            7,493,303
                                                                      -------------------  -------------------  -------------------

    FEDERAL HOME LOAN MORTGAGE CORPORATION DEBENTURES                              0.00%                3.60%                3.60%
        3,000 FHLMC, 6.25%, 7/15/04                                                    -            3,186,594            3,186,594
                                                                      -------------------  -------------------  -------------------

    GUARANTEED EXPORT TRUST                                                        0.00%                0.38%                0.38%
          315 Guaranteed Export Trust, 94-F-A, 8.187%, 12/15/04                        -              332,198              332,198
                                                                      -------------------  -------------------  -------------------

    MORTGAGE BACKED SECURITIES                                                     0.00%               31.96%               31.96%
          234 FHLMC Pool #C00210, 8.00%, 1/1/23                                        -              248,261              248,261
        1,902 FHLMC Pool #E20099, 6.50%, 5/1/09                                        -            1,961,706            1,961,706
          167 FHLMC Pool #G10049, 8.00%, 10/1/07                                       -              174,217              174,217
        1,263 FHLMC Pool #G10543, 6.00%, 6/1/11                                        -            1,282,890            1,282,890
        1,340 FHLMC Pool #G10682, 7.50%, 6/1/12                                        -            1,407,597            1,407,597
        1,444 FHLMC Pool #G10690, 7.00%, 7/1/12                                        -            1,501,624            1,501,624
          604 FNGL Pool #409589, 9.50%, 11/1/15                                        -              664,318              664,318
        4,486 FNMA Pool #254089, 6.00%, 12/1/16                                        -            4,500,280            4,500,280
        1,344 FNMA Pool #326570, 7.00%, 2/1/08                                         -            1,399,506            1,399,506
        3,730 FNMA Pool #433646, 6.00%, 10/1/13                                        -            3,764,067            3,764,067
        5,538 FNMA Pool #539082, 7.00%, 8/1/28                                         -            5,667,029            5,667,029
          990 FNMA Pool #572448, 7.00%, 3/1/27                                         -            1,014,547            1,014,547
        1,448 GNMA Pool #487110, 6.50%, 4/15/29                                        -            1,455,704            1,455,704
          784 GNMA Pool #571166, 7.00%, 8/15/31                                        -              801,549              801,549
        2,255 GNMA Pool #781186, 9.00%, 6/15/30                                        -            2,422,897            2,422,897
                                                                      -------------------  -------------------  -------------------
                                                                                       -           28,266,192           28,266,192
                                                                      -------------------  -------------------  -------------------

    STUDENT LOAN MARKET ASSOCIATION                                                0.00%                2.31%                2.31%
        2,000 SLMA, 5.25%, 3/15/06                                                     -            2,041,738            2,041,738
                                                                      -------------------  -------------------  -------------------

    US TREASURY SECURITIES                                                         0.00%                5.64%                5.64%
        5,000 US Treasury Note, 5.00%, 2/15/11                                         -            4,984,765            4,984,765
                                                                      -------------------  -------------------  -------------------

TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (COST $47,380,175)                            -           48,386,128           48,386,128
                                                                      -------------------  -------------------  -------------------

ASSET-BACKED SECURITIES                                                            0.00%               15.42%               15.42%
        2,945 California Infrastructure SCE 97-1-A6, 6.38%, 9/25/08                    -            3,072,956            3,072,956
        1,090 Chase Funding Mortgage Loan Asset-Backed, 1993-3,
                 Class IA2, 7.062%, 8/25/14                                            -            1,106,695            1,106,695
        2,850 IMC Home Equity Loan Trust 96-1-A6, 6.69%, 2/25/21                       -            2,919,021            2,919,021
        3,000 Metris Master Trust, 97-1-A, 6.87%, 10/20/05                             -            3,043,718            3,043,718
        3,375 The Money Store Home Equity Trust, Series 1995-C,
                 Class A5, 7.175%, 4/15/26                                             -            3,493,032            3,493,032
                                                                      -------------------  -------------------  -------------------
TOTAL ASSET-BACKED SECURITIES (COST $13,239,496)                                       -           13,635,422           13,635,422
                                                                      -------------------  -------------------  -------------------

COLLATERALIZED MORTGAGE OBLIGATIONS                                                0.00%                0.01%                0.01%
            9 FNMA Series 1988-18-B, 9.40%, 7/25/03                                    -                9,582                9,582
                                                                      -------------------  -------------------  -------------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $9,468)                                -                9,582                9,582
                                                                      -------------------  -------------------  -------------------

REPURCHASE AGREEMENT                                                               0.00%                3.30%                3.30%
        2,921 Goldman Sachs & Co., dated 12/31/01, 1.60%, principal and interest in the amount of $2,920,999, due 1/2/02,
               collateralized by US Treasury Bond, par value of
               $2,718,000, coupon rate of 6.375%, due 8/15/27,
               market value of $2,980,456, 1.60%, 1/2/02.                              -            2,921,000            2,921,000
                                                                      -------------------  -------------------  -------------------

TOTAL REPURCHASE AGREEMENT (COST $2,921,000)                                           -            2,921,000            2,921,000
                                                                      -------------------  -------------------  -------------------

Total Investments - Costs *                                                            0           86,204,764           86,204,764
Total Investments -Value                                                               -        $  88,157,358        $  88,157,358
 Other Assets & Liabilities                                                            -              292,560              292,560
Net Assets                                                                           $ -         $ 88,449,918         $ 88,449,918
                                                                      ===================  ===================  ===================
 * Also aggregate cost for federal tax purposes.


                                  Appendix A-3

BROWNIA SHORT-INTERMEDIATE INCOME FUND
PRO FORMA CAPITALIZATION (UNAUDITED)
DECEMBER 31, 2001



The following table sets forth the capitalization of BrownIA Short-Intermediate Income Fund , and indicates the pro forma combined capitalization as of December 31, 2001 as if the reorganization had occurred on that date.

                                                                                       BROWNIA
                                                                                  SHORT-INTERMEDIATE
                                                                                        INCOME
                                         BROWNIA                                      PRO FORMA
                                   SHORT-INTERMEDIATE      SHORT-INTERMEDIATE          COMBINED
                                      INCOME FUND             INCOME FUND                FUND
                                   ------------------      ------------------     ------------------

Net assets                                      -             88,449,918             88,449,918

Net asset value per share:
     A Shares                                   -                  10.49                  10.49
     Institutional Shares                       -                  10.65                  10.65

Shares outstanding:
     A Shares                                   -              3,651,349              3,651,349
     Institutional Shares                       -              4,711,848              4,711,848


Shares authorized                               -              Unlimited              Unlimited


                                  Appendix A-4

PRO FORMA FOOTNOTES REGARDING THE REORGANIZATION OF SHORT_INTERMEDIATE INCOME FUND, INC. INTO BROWNIA SHORT_INTEREMDIATE INCOME FUND AS OF DECEMBER 31, 2001 (UNAUDITED)

NOTE 1.  BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Short-Interemdiate Income Fund, Inc. (the "Fund") into BrownIA Short-Intermediate Income Fund, Inc.,, a series of Forum
Funds (the "BrownIA Fund), as if such reorganization had taken place as of December 31, 2001, the fiscal year-end of the Fund. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned reorganization of the Fund with and into the BrownIA Fund had taken place as of December 31, 2001. BrownIA Short-Intermediate Income Fund, Inc. will be the accounting survivor. The yearly utilization of any capital loss acquired by the BrownIA Fund is limited by the Internal Revenue Code.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Fund and the BrownIA Fund should be treated as a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for shares of the BrownIA Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and the BrownIA Fund have been combined as of December 31, 2001.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of the Fund and the BrownIA Fund should be read in conjunction with the historical financial statements of each of the Fund and the BrownIA Fund which have been incorporated by reference into this Statement of Additional Information.

NOTE 2.  SHARES OF BENEFICIAL INTEREST

Under the proposed reorganization, the Fund will receive shares of the BrownIA Fund with an aggregate value equal to the Fund's net assets transferred to the BrownIA Fund. Fund shareholders will receive shares of a comparable class of the BrownIA Fund equal in value to the aggregate value of the shares of the Fund class in which they invest. Accordingly, shareholders of a Fund class will become shareholders of a comparable class of the BrownIA Fund.

The Pro Forma net asset value per share assumes that additional shares of the BrownIA Fund would have been issued on December 31, 2001 as a result of the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on net assets of the Fund and the net asset value per share of the BrownIA Fund as of December 31, 2001.

NOTE 3.  PRO FORMA ADJUSTMENTS

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the Fund's and the BrownIA Fund's investments. Accordingly, the combined gross investment income is equal to the sum of each of the Fund's and the BrownIA Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, custody, shareholder servicing and distribution fees of the combined fund and/or any related waivers and reimbursements are based on the fee schedule in effect for the BrownIA Fund at the combined level of average net assest for the twelve months ended December 31, 2001.


                                  Appendix A-5

--------------------------------------------------------------------------------

                      IMPORTANT NOTICE: PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

--------------------------------------------------------------------------------

                           EMERGING GROWTH FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                                 August 15, 2002

Dear Valued Shareholder:

     Enclosed is a Notice of Special Meeting of Shareholders of Emerging Growth Fund, Inc. (the "Fund"), to be held at 3:00 p.m. on September 19, 2002 at the Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202. At the meeting, we are asking Fund shareholders to approve the reorganization of the Fund into the BrownIA Small-Cap Growth Fund (the "BrownIA Fund"), a series of Forum Funds, another registered investment company (the "Reorganization"). The Reorganization is intended to permit Fund shareholders to continue to pursue their current investment strategy, but as part of the larger BrownIA Fund.

     The Board of Directors of the Fund (the "Board") unanimously approved the Reorganization and believes that it is in the best interests of the Fund's shareholders. Under the Reorganization, Fund shareholders will exchange their Fund shares for an equal value of BrownIA Fund shares as of the date of the Reorganization.

     In considering the Reorganization, please note that:

     o The Fund and the BrownIA Fund pursue similar investment objectives, investment strategies and investment policies.

     o The Fund and the BrownIA Fund have similar portfolio holdings and the same portfolio managers.

     o    The Fund and the BrownIA Fund have similar net operating expenses.

     The enclosed Combined Proxy Statement/Prospectus provides detailed information about the Reorganization. For your convenience, we have also included a Question and Answer section that offers a brief overview of the proposal for which your vote is requested, and describes the various ways you can submit your vote.

     The Board believes that the Reorganization is important and recommends that you read the enclosed materials carefully and then vote FOR the proposal. Please choose one of the following options to vote:

     o By mail: Complete the enclosed proxy card and return it in the postage-paid envelope provided.
     o    By Telephone: Call the Toll-Free number on your proxy card.
     o    By Internet: Log on to WWW.PROXYWEB.COM
     o    Attend the Special Meeting (details enclosed).

         Brown Investment Advisory Incorporated, the Fund's investment subadviser and the BrownIA Fund's investment adviser, has agreed to pay all of the expenses of the reorganization so that shareholders will not bear these costs.


--------------------------------------------------------------------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

--------------------------------------------------------------------------------



         IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.

                                        Very truly yours,

                                        Richard T. Hale
                                        President
                                        Emerging Growth Fund, Inc.

                               QUESTIONS & ANSWERS

Q. WHY IS THE EMERGING GROWTH FUND (THE "FUND") BEING REORGANIZED AND MERGED INTO THE BROWNIA SMALL-CAP GROWTH FUND (THE "BROWNIA FUND")?

A. The Fund and the BrownIA Fund pursue similar investment strategies and are managed by the same portfolio managers. Under the Reorganization, the Fund will merge into the larger BrownIA Fund, which is intended to provide an opportunity for shareholders of both funds to enjoy the benefits associated with investing in a bigger fund. For example, with a larger fund, the fund's portfolio managers will have greater flexibility to manage and diversify the fund's portfolio, with less concern that unexpected redemption requests will disrupt the Fund's investment strategy. Further, expenses can be spread over a larger asset base, providing an opportunity to decrease the costs that each shareholder pays.

Q.       HOW WILL THIS AFFECT ME AS A SHAREHOLDER OF THE FUND?

A. As a result of the Reorganization, you will become a shareholder of a similar class of shares of the BrownIA Fund. As noted above, your Fund and the BrownIA Fund pursue similar objectives and are managed by the same portfolio managers. Each Fund also has similar expenses. The Reorganization is designed to be a tax-free event for both the Fund and you as a Fund shareholder. Finally, the value of the BrownIA shares you receive in the Reorganization will be identical to the value of your Fund shares the day of the Reorganization.

Q.       WHO GETS TO VOTE?

A. Shareholders of the Fund who own shares as of the July 17, 2002 will be entitled to vote on the Reorganization.

Q.       HOW DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND THAT I VOTE MY SHARES?

A. The Fund's Directors unanimously recommend that you vote "FOR" the proposed reorganization. Please vote and return ALL the proxy ballot cards you receive.

          IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE THE SHARES FOR THE PROPOSAL.

Q.       WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact the Deutsche Asset Management Service Center at 1-800-730-1313.

                   PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.
                            YOUR VOTE IS IMPORTANT!

                           EMERGING GROWTH FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                                 August 15, 2002

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2002


To the Shareholders of Emerging Growth Fund, Inc.:


         A special meeting of shareholders of Emerging Growth Fund, Inc. (the "Fund") will be held on September 19, 2002 at 3:00 P.M. (Eastern Time) at the Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202 to consider the following:


1. A proposal to approve the Agreement and Plan of Reorganization (the "Plan") between Emerging Growth Fund, Inc. (the "Fund") and Forum Funds (the "Trust"). Under the Plan, the Fund will transfer all of its assets and liabilities to BrownIA Small-Cap Growth Fund ("BrownIA Fund"), a series of the Trust, in exchange for shares of the BrownIA Fund. The Fund will then distribute the shares received from the BrownIA Fund proportionately to its shareholders and then terminate; and

2.       Any other business that properly comes before the meeting.


         Enclosed with this notice is a Combined Proxy Statement/Prospectus, which includes information relevant to the proposed transaction. A form of the Plan is attached as Exhibit A to the Combined Proxy Statement/Prospectus.

         Shareholders of record of the Fund as of the close of business on July 17, 2002 are entitled to vote at the meeting and any related follow-up meetings. This notice and related Combined Proxy Statement/Prospectus are first being mailed to shareholders of the Fund on or about August 15, 2002. This Proxy is being solicited on behalf of the Board of Directors of the Fund.


--------------------------------------------------------------------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

--------------------------------------------------------------------------------

         IF YOU HAVE ANY QUESTIONS CONCERNING THE COMBINED PROXY STATEMENT/PROSPECTUS OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE DEUTSCHE ASSET MANAGEMENT SERVICE CENTER AT 1-800-730-1313.



                                        By Order of the Board of Directors,


                                        Daniel O. Hirsch
                                        Secretary
                                        Emerging Growth Fund, Inc.


               YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                           PROXY STATEMENT/PROSPECTUS


                                 AUGUST 15, 2002


                          Acquisition of the Assets of
                           EMERGING GROWTH FUND, INC.


                                One South Street
                            Baltimore, Maryland 21202
                                 (800) 730-1313


                   By and In Exchange for shares of beneficial
                                   interest of

                          BROWNIA SMALL-CAP GROWTH FUND
                                   a series of

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101

                                 (800) 540-6807

     On June 25, 2002, the Board of Directors of the Emerging Growth Fund, Inc. (the "Board") approved the reorganization of Emerging Growth Fund, Inc. (the "Fund") into BrownIA Small-Cap Growth Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust"), subject to approval by the Fund's shareholders. Each of the Fund and the Trust is an open-end management investment company. The Fund is comprised of one series and the Trust is comprised of numerous separate series, including the BrownIA Fund.

     The reorganization contemplates that the Fund will transfer all of its assets and liabilities to the BrownIA Fund in exchange for Institutional Shares, A Shares, B Shares and C Shares of the BrownIA Fund. The Fund will then
distribute  the  shares  received  to  its  shareholders.   As  a  result,  Fund
shareholders holding Institutional Shares and BIAT Shares will receive Institutional Shares of the BrownIA Fund. Fund shareholders holding A Shares, B Shares or C Shares will receive the BrownIA Fund A Shares, B Shares, or C Shares, respectively. After the reorganization is completed, the Fund will terminate.

     Neither the Fund, its shareholders nor the BrownIA Fund should incur any tax consequences such as capital gains or capital losses as a result of the Reorganization.

     Please read the Combined Proxy Statement/Prospectus carefully and retain it for future reference. This document sets forth concisely the information about the reorganization that you should know before investing in the BrownIA Fund. A Statement of Additional Information dated August 15, 2002 has been filed with the Securities and Exchange Commission ("SEC") regarding the reorganization and is incorporated into this Combined Proxy Statement/Prospectus by reference.

     A copy of the Prospectus for the BrownIA Fund dated August 1, 2002 and the BrownIA Fund's annual report dated May 31, 2002 accompany this Combined Proxy Statement/Prospectus and are incorporated by reference into this Combined Proxy Statement/Prospectus. The Statement of Additional Information for the BrownIA Fund dated August 1, 2002 is also incorporated by reference into this Combined Proxy Statement/Prospectus and is available upon request without charge by writing or calling:


                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                                 (800) 540-6807


         The Fund's Prospectus for Institutional Shares, the Fund's Prospectus for BIAT Shares, the Fund's Prospectus for A Shares, B Shares and C Shares, and the Fund's Statement of Additional Information, each dated March 1, 2002, are incorporated by reference into this Combined Proxy Statement/ Prospectus. The Fund's annual report dated October 31, 2001 and the Fund's semi-annual report dated April 30, 2002 are also incorporated by reference into this Combined Proxy Statement/Prospectus. Copies of this information are available upon request without charge by writing or calling:

                    Deutsche Asset Management Service Center
                                 P.O. Box 219210
                        Kansas City, Missouri 64121-9210
                                 (800) 730-1313

         Shareholders may also view or obtain copies of this Combined Proxy Statement/Prospectus, the materials incorporated by reference herein or additional information regarding the Fund or the BrownIA Fund at the Securities and Exchange Commission's ("SEC") Website, HTTP://WWW.SEC.GOV.


THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES   OR   PASSED   UPON   THE   ADEQUACY   OF   THIS   COMBINED    PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE FUND AND THE BROWNIA FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, AND ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE BROWNIA FUND INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINICPAL.

                                TABLE OF CONTENTS


SUMMARY.......................................................................5
  The Proposed Reorganization.................................................5
  Comparison of Fees..........................................................6
  Comparison of Business Structures...........................................9
  Comparison of Investment Objectives and Principal Investment Strategies.....10
  Comparison of Investment Advisory Services and Fees.........................11
  Comparison of Other Service Providers.......................................12
  Comparison of Class Structures..............................................12
  Comparison of Sales Charges.................................................13
  Comparison of Conversion Features...........................................14
  Comparison of Purchase, Redemption and Exchange Privileges..................15
  Comparison of Minimum/Subsequent Investment Requirements....................17
  Comparison of Distribution Policies.........................................18
  Comparison of Distribution and Shareholder Service Fees.....................18
  Comparison of Net Asset Value Calculation Procedures........................18
  Tax Matters Relating to the Reorganization..................................18
INVESTMENT RISKS..............................................................19
  General Risks...............................................................19
  Specific Risks of Smaller Companies.........................................19
INFORMATION ABOUT THE REORGANIZATION..........................................20
  General Description of the Reorganization and Plan..........................20
  Securities to be Issued.....................................................21
  Reasons for the Reorganization..............................................22
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
  AND CERTAIN OTHER POLICIES..................................................23
  Investment Objectives.......................................................23
  Principal Investment Strategies.............................................24
  Other Investment Policies...................................................25
COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES...........................28
TAXATION......................................................................29
  Tax Consequences of Distributions...........................................29
  Tax Consequence of the Reorganization.......................................29
PERFORMANCE...................................................................30
  Calendar Years Returns......................................................31
  Annualized Annual Returns...................................................31
CAPITALIZATION................................................................32
VOTING INFORMATION............................................................33
ADDITIONAL INFORMATION........................................................36
  Legal Matters...............................................................36
  Experts.....................................................................36
  Information Filed with the Securities and Exchange Commission...............36

EXHIBIT A:  Form of Agreement and Plan of Reorganization.....................A-1
EXHIBIT B:  Management's Discussion of Performance-Emerging
                         Growth Fund, Inc....................................B-1
EXHIBIT C:  Management's Discussion of Performance-BrownIA Small
                          Cap Growth Fund....................................C-1

EXHIBIT D:  Financial Highlights-Emerging Growth Fund, Inc...................D-1
EXHIBIT E:  Financial Highlights-BrownIA Small-Cap Growth Fund...............E-1

                                     SUMMARY


         This section summarizes the important terms of the proposed reorganization as well as certain information regarding the Emerging Growth Fund, Inc. (the "Fund") and the BrownIA Small-Cap Growth Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust"). The information set forth in this section is only a summary of and is qualified in its entirety by the information contained elsewhere in this Combined Proxy Statement/Prospectus or in the documents incorporated by reference herein.

         For a detailed discussion of the topics discussed in this Summary regarding the Fund, see the Fund's Prospectus for Institutional Shares, the Fund's Prospectus for BIAT Shares, the Fund's Prospectus for A Shares, B Shares and C Shares and the Fund's Statement of Additional Information, each dated March 1, 2002, and the Statement of Additional Information to this Combined Proxy Statement/Prospectus dated August 15, 2002. For a detailed discussion of the topics discussed in this Summary regarding the BrownIA Fund, see the BrownIA Fund's Prospectus dated August 1, 2002, the BrownIA Fund's Statement of Additional Information dated August 1, 2002 and the Statement of Additional Information dated August 15, 2002 to this Combined Proxy Statement/Prospectus.

THE PROPOSED REORGANIZATION

         On June 25, 2002, the Fund's Board of Directors (the "Board") unanimously voted to approve the reorganization of the Fund into and with the BrownIA Fund (the "Reorganization") pursuant to an Agreement and Plan of Reorganization (the "Plan") between the Fund and the Trust.

         For the reasons set forth in the section entitled "Information About the Reorganization - Reasons for the Reorganization," the Board, including the Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended ("Disinterested Directors"), unanimously concluded that the Reorganization is in the best interests of the Fund's shareholders and recommended that you approve the Plan. The Board also concluded that the economic interests of the Fund's shareholders would not be diluted as a result of the Reorganization. The Board considered a variety of different factors prior to forming these conclusions including, but not limited to: (1) the similarities of the investment objectives and policies of the Fund and the BrownIA Fund; (2) the expenses of the Fund and the BrownIA Fund; (3) the past performance of the Fund and the BrownIA Fund; (4) the asset levels of the Fund and the BrownIA Fund; (5) the tax-free nature of the Reorganization; and (6) the fact that Brown Investment Advisory Incorporated ("Brown") has agreed to pay the costs associated with the Reorganization.

     Under the Plan, the Fund will transfer all of its assets and liabilities to the BrownIA Fund. In exchange for the transfer of assets and liabilities, the BrownIA Fund will issue a number of full and fractional shares of Institutional Shares, A Shares, B Shares and C Shares to the Fund equal in value to the net assets transferred to the BrownIA Fund in connection with the Reorganization. The Fund will then distribute to its shareholders of record all shares of the BrownIA Fund received by the Fund and terminate. You will receive, on a tax-free basis, shares of the corresponding class of the BrownIA Fund equal in value to your share of the net assets of the Fund class you hold as of 4:00 P.M., Eastern time, on the Closing Date (as defined in the Plan). Specifically, shareholders of the Fund's Institutional Shares and BIAT Shares will receive Institutional Shares of the BrownIA Fund while shareholders of the Fund's A Shares, B Shares and C Shares, will receive A Shares, B Shares and C Shares, respectively, of the BrownIA Fund. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.

COMPARISON OF FEES

     The following tables depict the various fees and expenses that you will bear from an investment in the Fund and the BrownIA Fund prior to the Reorganization and the Pro Forma expenses of the BrownIA Fund after the Reorganization.

FEE TABLE FOR SHAREHOLDERS OF INSTITUTIONAL SHARES AND BIAT SHARES OF EMERGING GROWTH FUND, INC. AS OF OCTOBER 31, 2001 AND BROWNIA SMALL-CAP GROWTH FUND AS OF MAY 31, 2002 AND PRO FORMA FEE TABLE AS OF MAY 31, 2002 FOR THE BROWNIA SMALL-CAP GROWTH FUND (AFTER REORGANIZATION)

                                                   EMERGING GROWTH FUND,               BROWNIA               PRO FORMA
                                                          INC.(1)                     SMALL-CAP           BROWNIA SMALL-CAP
                                                                                       GROWTH           GROWTH FUND(3) (AFTER
                                                                                       FUND (2)           REORGANIZATION)
                                            ---------------------------------- ---------------------- -------------------------
                                              INSTITUTIONAL         BIAT                                     INSTITUTIONAL
                                                 SHARES            SHARES                                       SHARES
                                            ------------------ ---------------                        -------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage
of the offering price)                             N/A              N/A                 N/A                     N/A
Maximum Deferred Sales Charge (Load) (as
a percentage of amount redeemed)                   N/A              N/A                 N/A                     N/A
ANNUAL FUND OPERATING EXPENSES (EXPENSES
DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.85%            0.85%               1.00%                   1.00%
Distribution (12b-1) Fees                          N/A              N/A                 N/A                     N/A
Other Expenses                                    0.33%            0.33%               0.24%                   0.20%
TOTAL ANNUAL FUND OPERATING EXPENSES              1.18%            1.18% (4)           1.24%                   1.20%
Fee Waiver and Expense Reimbursement(4)            N/A              N/A                 N/A                    0.00%
NET EXPENSES                                       N/A              N/A                 N/A (5)                 N/A (5)

(1) Based on amounts incurred during the Fund's fiscal year ended October 31, 2001 stated as a percentage of total assets.
(2) Based on amounts incurred during the BrownIA Fund's fiscal year ended May 31, 2002. As of May 31, 2002, the BrownIA Fund did not offer separate share classes.
(3) Pro Forma amounts based on combined net assets of the Fund and the BrownIA Fund as if the Reorganization had occurred on May 31, 2002. Effective July 31, 2002, shares outstanding of the BrownIA Fund were redesignated as Institutional Shares.
(4) As of May 31, 2002, Fund expenses without waivers, were 1.52% for the Institutional Shares and BIAT Shares as a result of a decrease in Fund assets since October 31, 2001. However, Investment Company Capital Corp., the Fund's investment adviser, has contractually undertaken to waive its investment advisory fee to the extent that total annual operating expenses of the Fund's Institutional Shares and BIAT Shares exceed 1.25% of the average daily net assets of that class.
(5) Brown voluntarily waived a portion of its fee and reimbursed fund expenses to the extent that total annual fund expenses of the BrownIA Fund exceeded 1.25% of its average daily net assets. Fee waivers and reimbursements may be reduced or eliminated at any time. Effective July 31, 2002, Brown contractually agreed to waive a portion of its fee and reimburse fund expenses to the extent that total annual fund expenses of the Institutional Shares of the BrownIA Fund exceed 1.25% of that class' average daily net assets through September 30, 2003.

EXAMPLE

         The following is a hypothetical example intended to help you compare the cost of investing in Institutional Shares and BIAT Shares of the Fund and the Institutional Shares of the BrownIA Fund prior to the Reorganization and Institutional Shares of the Combined Fund after the Reorganization. This example assumes that you invest $10,000 in a class of the Fund or BrownIA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return and that the Fund's, the BrownIA Fund's, and the Combined Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                                              PRO FORMA
                                                                                           BROWNIA SMALL-CAP
                                                                 BROWNIA SMALL-CAP            FUND (AFTER
                             EMERGING GROWTH FUND, INC.             GROWTH FUND           REORGANIZATION) (1)
                      ----------------------------------------                         ------------------------
                         INSTITUTIONAL            BIAT                                  INSTITUTIONAL SHARES
                            SHARES               SHARES
                      -------------------- ------------------- ----------------------- ------------------------
1 Year                       $120                 $120                  $126                    $122
3 Years                      $375                 $375                  $394                    $381
5 Years                      $649                 $649                  $681                    $659
10 Years                    $1,432               $1,432                $1,501                  $1,454

(1)      The costs for 1 year take into account fee waivers and expense reimbursements.

FEE TABLE FOR SHAREHOLDERS OF EMERGING GROWTH FUND, INC./A SHARES, B SHARES AND C SHARES AS OF OCTOBER 31, 2001 AND PRO FORMA FEE TABLE AS OF MAY 31, 2002 FOR THE COMBINED FUND/A SHARES, B SHARES AND C SHARES

                                               A SHARES                       B SHARES                         C SHARES
                                 -------------------------------- -------------------------------- ---------------------------------
                                     EMERGING        PRO FORMA         EMERGING        PRO FORMA        EMERGING        PRO FORMA
                                      GROWTH          BROWNIA           GROWTH          BROWNIA          GROWTH          BROWNIA
                                      FUND,          SMALL-CAP          FUND,          SMALL-CAP         FUND,          SMALL-CAP
                                     INC.(1)        FUND (AFTER        INC.(1)        FUND (AFTER       INC.(1)        FUND (AFTER
                                                     REORGAN-                          REORGAN-                         REORGAN-
                                                    IZATION)(2)                       IZATION)(2)                      IZATION)(2)

                                 -------------------------------- -------------------------------- ---------------------------------
   SHAREHOLDER FEES (FEES PAID
   DIRECTLY FROM YOUR
   INVESTMENT)
   Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of the offering
   price)                             5.50%             5.50%             N/A              N/A              N/A              N/A
   Maximum Deferred Sales
   Charge (Load) (as a
   percentage of amount
   redeemed)                         1.00%(3)         1.00%(3)           5.00%            5.00%            1.00%            1.00%
   ANNUAL FUND OPERATING
   EXPENSES (EXPENSES DEDUCTED
   FROM FUND ASSETS)
   Management Fees                    0.85%             1.00%            0.85%            1.00%            0.85%            1.00%
   Distribution (12b-1) Fees          0.25%             0.25%            0.75%            0.75%            0.75%            0.75%
   Other Expenses (including a
   0.25% shareholder servicing
   fee for B & C Shares of
   Emerging Growth Fund, Inc.)        0.33%             0.33%            0.58%            1.22%            0.58%           18.13%
   TOTAL ANNUAL FUND OPERATING
   EXPENSES                          1.43%(4)           1.58%           2.18%(4)          2.97%          2.18%(4)          19.88%
   Fee Waiver and Expense
   Reimbursement                       N/A              0.08%             N/A             0.97%             N/A            17.88%
   NET EXPENSES                        N/A              1.50%             N/A             2.00%             N/A             2.00%

(1) Based on amounts incurred during the Fund's fiscal year ended October 31, 2001 stated as a percentage of total assets.
(2) Pro forma amounts are based on combined net assets of the referenced class of the Fund and the BrownIA Fund as if the Reorganization had occurred on May 31, 2002. As of May 31, 2002, A Shares, B Shares and C Shares of the BrownIA Fund did not have any assets.
(3)  Applicable only on purchases of $1 million or more.

(4) As of May 31, 2002, the Fund's expenses were 1.77%, 2.52%, and 2.52%, respectively, for the Class A, B, and C Shares as a result of a decrease in Fund assets since October 31, 2001. However, Investment Company Capital Corp., the Fund's investment adviser, has contractually undertaken to waive its investment advisory fee to the extent that total annual operating expenses of the Fund's A Shares, B Shares, and C Shares exceeds 1.50%, 2.25% and 2.25%, respectively, of the average daily net assets of those classes.

EXAMPLE

         The following is a hypothetical example intended to help you compare the cost of investing in the A Shares, B Shares and C Shares of the Fund before the Reorganization and the A Shares, B Shares and C Shares of BrownIA Fund after the Reorganization. This example assumes that you invest $10,000 in a class of the Fund or the BrownIA Fund for the time periods indicated, you pay the maximum sales charge, and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual rate of return that the Fund's and the BrownIA Fund's operating expenses remain the same as stated in the above tables and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                                                                    PRO FORMA
                                                                              BROWNIA SMALL-CAP FUND
                               EMERGING GROWTH FUND, INC.                    (AFTER REORGANIZATION)(1)
                          A SHARES        B SHARES      C SHARES      A SHARES       B SHARES       C SHARES
1 Year                      $688            $721          $321          $694           $703           $303
3 Years                     $978            $982          $682         $1,013         $1,127         $3,712
5 Years                    $1,289          $1,369        $1,169        $1,354         $1,677         $6,254
10 Years                   $2,169          $2,234        $2,513        $2,315         $6,254         $9,953

(1)  The  costs  for  1  year  take  into   account   fee  waivers  and  expense
     reimbursements.  Since the Fund's net assets have  decreased  since October
     31, 2001,  should Brown's  contractual  agreement to waive its advisory fee and  reimburse  fund  expenses  with  respect to the  BrownIA  Fund  should continue during the 3,5, and 10 year periods reflected in the Example, your expenses would be lower for the period.

     You would pay the  following  expenses  assuming  you do NOT redeem  your B
Shares or C Shares of the Fund or the Pro Forma Combined Fund at the end of the periods shown.

                                                        PRO FORMA
                                                  BROWNIA SMALL-CAP FUND
               EMERGING GROWTH FUND, INC.        (AFTER REORGANIZATION)(1)
                B SHARES       C SHARES          B SHARES         C SHARES
1 Year            $221           $221              $203             $203
3 Years           $682           $682              $827            $3,712
5 Years          $1,169         $1,169            $1,477           $6,254
10 Years         $2,234         $2,513            $2,731           $9,953

(1)  The  costs  for  1  year  take  into   account   fee  waivers  and  expense
     reimbursements.  Since the Fund's net assets have  decreased  since October
     31, 2001,  should Brown's  contractual  agreement to waive its advisory fee and  reimburse  fund  expenses  with  respect to the  BrownIA  Fund  should continue during the 3,5, and 10 year periods reflected in the Example, your expenses would be lower for the period.


COMPARISON OF BUSINESS STRUCTURES

         The Fund is an open-end registered management investment company. The Fund was incorporated under the laws of Maryland on July 2, 1987 and commenced operations on June 15, 1988. The business of the Fund is managed under the direction of the Board. Presently, there is only one series of the Fund. The Fund offers five share classes - Institutional Shares, BIAT Shares, A Shares, B Shares and C Shares.


     The BrownIA Fund is a series of the Trust, another open-end registered management investment company. The Trust commenced operations on March 24, 1980 as a Maryland corporation and was reorganized as a Delaware business trust on January 5, 1996. The business of the Trust and the BrownIA Fund is managed under the direction of the Trust's Board of Trustees (the "Trust Board"). Presently, there are twenty-four series of the Trust, including the BrownIA Fund. The BrownIA Fund commenced operations on June 28, 1999. The

BrownIA Fund offers four share class - Institutional Shares, A Shares, B Shares and C Shares. Institutional Shares of the BrownIA Fund commenced operations on June 28, 1999 while A, B and C Shares of the BrownIA Fund will not commence operations prior to the Reorganization.


     The Board and the Trust Board formulate the general policies of the Fund and the BrownIA Fund, respectively. The Board and the Trust Board also meet periodically to review performance of the Fund and the BrownIA Fund, respectively, to monitor investment activities and practices of the applicable fund and to discuss other matters affecting the applicable fund.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


         The investment objectives of the Fund and the BrownIA Fund are similar. The investment objective of the Fund is to achieve long-term capital appreciation. The investment objective of the BrownIA Fund is to achieve capital appreciation by primarily investing in equity securities. Although the BrownIA Fund's investment objective does not require it to seek capital appreciation over the long-term, the investment process employed by Brown for the BrownIA Fund is long-term oriented.

         Brown is responsible for the day-to-day management of both the Fund, in its capacity as sub-adviser, and the BrownIA Fund, in its capacity as investment adviser. The Fund and the BrownIA Fund are managed similarly. The following table summarizes the key differences in the funds' principal investment strategies.

                            EMERGING GROWTH FUND,    BROWNIA SMALL-CAP GROWTH                   EFFECT OF
         POLICY                     INC.                       FUND                            DIFFERENCE
------------------------- -------------------------- -------------------------- ------------------------------------------

Investment in             Invests at least 65% of    Invests at least 80% of     The Fund may invest a greater portion
common stock of           total assets in the        its net assets (including   of its total assets in the common stock
smaller companies         common stock of small      borrowings) in the          of medium and large companies.
                          and mid-size companies     common stock of
                                                     smaller companies.

Determination of          Measures the size of a     Measures the size of a      Although the funds measure the size of
company size              company on sales           company based on            a company based on different factors,
                                                     capitalization (value of    the funds generally invest in the same
                                                     the company's stock in      companies although the weightings of a
                                                     the market place)           portfolio position in any particular
                                                                                 security may differ  between the Fund's
                                                                                 and the BrownIA Fund's portfolios.

COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES


         Investment Company Capital Corp. ("ICCC") is the Fund's investment adviser. ICCC is a wholly owned subsidiary of Deutsche Bank AG. Under the Investment Advisory Agreement with the Fund, ICCC makes the investment decisions on behalf of the Fund. ICCC had delegated this responsibility to Brown although ICCC continues to supervise the performance of Brown and reports thereon to the Fund's Board. As compensation for its services, ICCC is entitled to receive an annual fee equal to 0.85% of the Fund's average daily net assets. As compensation for its services, Brown is entitled to receive a fee from ICCC at an annual rate of 0.55% of the Fund's average daily net assets.

     Brown is the BrownIA Fund's investment adviser. Under an Investment Advisory Agreement with the Trust, Brown makes investment decisions on behalf of the BrownIA Fund. As compensation for its services, Brown receives and advisory fee of 1.00% of the average daily net assets of the BrownIA Fund.

COMPARISON OF OTHER SERVICE PROVIDERS

     ICCC serves as the Fund's administrator, fund accountant and transfer agent while its affiliate, Deutsche Bank Trust Company Americas serves as the Fund's custodian. ICC Distributors, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc. and an operating subsidiary of Forum Financial Group, LLC ("Forum"), serves as the Fund's distributor.

     Forum provides services to the BrownIA Fund through its various operating subsidiaries. Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the BrownIA Fund's shares. Forum Administrative Services, LLC ("FAdS") provides administrative services to the BrownIA Fund, Forum Accounting Services, LLC is the BrownIA Fund's accountant, Forum Shareholder Services, LLC ("Transfer Agent") is the BrownIA Fund's transfer agent and Forum Trust, LLC is the BrownIA Fund's custodian.

COMPARISON OF CLASS STRUCTURES

     The Fund offers five (5) share classes - Institutional Shares, BIAT Shares, A Shares, B Shares and C Shares while the BrownIA Fund offers four (4) classes of shares - Institutional Shares, A Shares, B Shares and C Shares.

     You may purchase Institutional Shares of the Fund or the BrownIA Fund if you are any of the following:

     o An eligible institution (e.g. a financial institution, a corporation, trust, estate or educational, religious or charitable institution).
     o    An employee benefit plan with assets of at least $50 million.
     o A registered investment adviser or financial planner purchasing shares on behalf of a clients and charging asset-based or hourly fees

Institutional Shares of the Fund are also available for purchase by clients of the private banking division of Deutsche Bank AG and any director or trustee of any mutual fund advised or administered by Deutsche Bank AG or its affiliates (collectively, "Deutsche"), or employees of Deutsche, their spouses and minor children.

     Only Brown Investment Advisory & Trust Company and its affiliates, on behalf of their discretionary accounts, may acquire the Fund's BIAT Shares. The BrownIA Fund does not offer a similar class of shares to the Fund's BIAT Shares. A Shares, B Shares and C Shares of the Fund and the BrownIA Fund are offered to retail investors.

COMPARISON OF SALES CHARGES

     The sales charges for the Fund are identical to the sales charges of the BrownIA Fund. Institutional Shares and BIAT Shares of the Fund and Institutional Shares of the BrownIA Fund do not have a front-end sales charge or a contingent deferred sales charge ("CDSC"). An initial sales charge is assessed on purchases of A Shares of both the Fund and the BrownIA Fund as follows:

                             SALES CHARGE (LOAD) AS % OF:
----------------------------------------------------------------
AMOUNT OF PURCHASE    PUBLIC OFFERING PRICE  NET ASSET VALUE(1)
----------------------------------------------------------------
$0 to $49,999                 5.50%                5.82%
$50,000 to $99,999            4.50%                4.71%
$100,000 to $249,999          3.50%                3.68%
$250,000 to $499,999          2.50%                2.56%
$500,000 to $999,999          2.00%                2.04%
$1,000,000 and up(2)          0.00%                0.00%

(1)  Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1% will be charged on purchases of A Shares of $1 million or more that are redeemed in whole or in part within twenty-four months of purchase.

         You may qualify for a reduced initial sales charge on purchases of A Shares of the Fund or the BrownIA Fund under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. You do not pay a sales charge on the reinvestment of distributions made by either the Fund or the BrownIA Fund.

         A CDSC is assessed on redemptions of A Shares of the Fund and the BrownIA Fund that were a part of a purchase of $1 million or more and are redeemed with twenty-four months of purchase. A CDSC is assessed on redemptions of B Shares and C Shares of the Fund and the BrownIA Fund as follows:

                                                                                                            AFTER
REDEEMED WITHIN      1 YEAR      2 YEARS      3 YEARS     4 YEARS     5 YEARS      6 YEARS     7 YEARS     7 YEARS
---------------------------------------------------------------------------------------------------------------------
CDSC-B Shares          5%           4%          3%          3%           2%          1%         0.00%     A Shares
CDSC-C Shares          1%          N/A          N/A         N/A         N/A          N/A         N/A         N/A

         The CDSC is paid on the lower of the net asset value ("NAV") of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

         If you acquired B Shares or C Shares of the Fund through an exchange of shares of another Deutsche mutual fund, your holding period of the Fund's B Shares or C Shares includes the period of time you held the other Deutsche mutual funds. If you acquired B Shares or C Shares of the BrownIA Fund pursuant to the Reorganization, the period of time you will be deemed to have held the BrownIA Fund's B Shares or C Shares shall include the period of time you held corresponding B Shares or C Shares of the Fund. The holding period of the B Shares and C Shares of the BrownIA Fund, however, shall not include the period of time you held shares of another Deutsche mutual fund prior to exchanging them for B Shares or C Shares of the Fund.


         Certain persons may also be eligible to redeem B and C Shares of the Fund or the BrownIA Fund without a sales charge.

COMPARISON OF CONVERSION FEATURES

         The Fund's B Shares will automatically convert to A Shares seven (7) years after your purchase (after six (6) years if you purchased your shares prior to January 18, 2000). B Shares of the Fund acquired by exchanging Class B shares of another Deutsche mutual fund will convert on the date that the shares originally acquired would convert to A Shares. You will receive A Shares of the Fund equal in amount to the value of the Fund's B Shares that are converted.


         The BrownIA Fund's B Shares will automatically convert to A Shares seven (7) years after the end of the calendar month in which the Fund accepted your purchase. If you exchanged into the Fund's B Shares from B Shares of another Deutsche mutual fund prior to the Reorganization, the your holding period of the B Shares of the BrownIA Fund shall include the period you held your B Shares of the Fund but not the period you held B Shares of the other Deutsche mutual fund. You will not be assessed a sales charge or any other fee in connection with the conversion of your B Shares into A Shares. You will receive A Shares equal in amount to the value of the B Shares that are converted. For purposes of the conversion, the Fund will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in an account (other than those in the sub-account) convert, a corresponding pro-rata portion of the shares in the sub-account will also convert. The BrownIA Fund may suspend this conversion feature in the future.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE PRIVILEGES

         PURCHASE PROCEDURES. Each of the Fund and the BrownIA Fund continuously offers its shares through its distributor. You may purchase shares of each of the Fund and the BrownIA Fund by check, wire, ACH payment or by systematic investment (described below) or through financial institutions. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.

         If you purchase shares of the Fund or the BrownIA Fund, you will receive periodic and quarterly statements, respectively, and a confirmation of every transaction. If you purchase shares of either the Fund or the BrownIA Fund through a financial institution, the policies and fees charged by that institution may be different from those charged by the Fund or the BrownIA Fund.

         Purchases of shares of the Fund and the BrownIA Fund may be made on any day that the New York Stock Exchange is open ("Business Day"). You may purchase shares of the Fund and the BrownIA Fund at the NAV of the applicable share class plus any applicable sales charge next calculated after the Fund's or the BrownIA Fund's transfer agent receives your request in proper form. If the transfer agent of the Fund or the BrownIA Fund receivers your transaction request in proper form after 4:00 P.M., Eastern time, your transaction will be priced at the next Business Day's NAV.

         KEY DIFFERENCES. The Fund only issues share certificates for its A Shares, and then only upon request. The BrownIA Fund does not issue share certificates. Under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.



         EXCHANGE PRIVILEGES. Effective August 9, 2002, shareholders of the Fund will only be able to exchange Fund shares for shares of the Short-Intermediate Income Fund, Inc. Shareholders of the Fund's Institutional Shares and BIAT
Shares may exchange their shares for Institutional Shares of the Short-Intermediate Income Fund, Inc. while shareholders of the Fund's A Shares, B Shares and C Shares can exchange their shares for A Shares of Short-Intermediate Income Fund, Inc. Exchanges may be made up to four times per year and without the imposition of applicable sales charges or any other charge. A shareholder may enter both the redemption or purchase orders on the same Business Day, or the shareholder may enter the purchase order within ninety (90) days of the redemption. The Fund may modify or terminate these exchange privileges upon sixty (60) days' notice. Your purchase may not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders.

         The following table provides information regarding the exchange options available to you in connection with your investment in the BrownIA Fund.

BROWNIA FUND CLASSES                  EXCHANGE OPTIONS
------------------------------------- -----------------------------------------------------------------
Institutional Shares                  BrownIA Intermediate Bond Fund - Institutional Shares
                                      BrownIA Maryland Bond Fund
                                      BrownIA Growth Equity Fund
                                      Daily Assets Treasury Obligations Fund - Institutional Shares
                                      Daily Assets Government Fund - Institutional Shares
                                      Daily Assets Government Obligations Fund - Institutional Shares
                                      Daily Assets Cash Fund - Institutional Shares
A, B and C Shares                     BrownIA Intermediate Bond Fund - A Shares
                                      BrownIA Maryland Bond Fund
                                      BrownIA Growth Equity Fund
                                      Daily Assets Government Fund - Investor Shares
                                      Daily Assets Government Obligations Fund - Investor Shares
                                      Daily Assets Cash Fund - Investor Shares

         If you exchange into a fund that has a higher sales charge than the class of the BrownIA Fund in which you invest, you will have to pay the difference between that fund's sales charge and the BrownIA Fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge or a lower sales charge than the class of the BrownIA Fund in which you invest, you will not have to pay a sales charge at the time of the exchange. Currently, there is no limit on the number of exchanges that may be made in or out of the BrownIA Fund, but the BrownIA Fund reserves the right to limit exchanges.

         An exchange involving the Fund or the BrownIA Fund is a sale and purchase of shares and may have tax consequences.

         KEY DIFFERENCE. Under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.



         REDEMPTION PROCEDURES. You may redeem shares of each of the Fund and the BrownIA Fund at the NAV next calculated for the class shares, minus any applicable sales charge, after the transfer agent receives your request in proper form. If the transfer agent receives your redemption request after 4:00 P.M., Eastern time, your transaction will be priced at the next Business Day's NAV. You may redeem Fund or BrownIA Fund shares by mail, telephone or through a systematic withdrawal plan (discussed below). Each of the Fund and the BrownIA Fund has also reserved the right to make redemption payments in securities rather than cash.

         Each of the Fund and the BrownIA Fund may pay redemption proceeds via check or via wire, if requested.

         KEY DIFFERENCES. The Fund will only pay redemption proceeds equal to or less than $100,000 by check. Redemption proceeds valued at greater than $100,000 will be disbursed by the Fund via wire. By contrast, the BrownIA Fund permits redemption proceeds to be sent by wire if such proceeds have a value of $5,000 or more. Also, under unusual circumstances, the BrownIA Fund may also accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

         SYSTEMATIC INVESTMENT/WITHDRAWAL PLANS. Each of the Fund and the BrownIA Fund offer systematic investment and withdrawal plans. Under the Fund's systematic investment plan, you may make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annually investment in A Shares, B Shares or C Shares while under the BrownIA Fund's systematic investment plan, you may make an investment once or twice a month on specific dates with respect to any share class.

         Under the Fund's systematic withdrawal plan, if you own shares having a value of at least $10,000 of A Shares, B Shares or C Shares, you may arrange to have some of your shares redeemed monthly, semi-monthly, semi-annually or annually. Under the BrownIA Fund's plan, you may redeem a specified amount of money from your account once a month on a specified date with respect any share class and without having to satisfy an account balance minimum. The minimum withdrawal under the Fund's systematic withdrawal plan is $100 while the minimum withdrawal under the BrownIA Fund's plan is $250.


COMPARISON OF MINIMUM INITIAL/SUBSEQUENT INVESTMENT REQUIREMENTS

         The following table summarizes the minimum initial and subsequent investment requirements of the Fund and the BrownIA Fund.

      COMPARISON OF MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS
                          INSTITUTIONAL AND BIAT SHARES

                                                                       EMERGING
                                                                        GROWTH                     BROWNIA SMALL-CAP
                                                                      FUND, INC.                      GROWTH FUND
                                                       ----------------------------------------- -----------------------
                                                          INSTITUTIONAL            BIAT           INSTITUTIONAL SHARES
                                                             SHARES               SHARES
INITIAL INVESTMENT

   Standard Accounts                                              $250,000                 None                  $5,000
   Traditional and Roth IRA Accounts                                  None                 None                  $2,000
   Accounts with Systemic Investment Plans                            None                 None                  $2,000
SUBSEQUENT INVESTMENTS
   Standard Accounts                                                  None                 None                    $100
   Traditional and Roth IRA Accounts                                  None                 None                    $100
   Accounts with Systemic Investment Plans                            None                 None                    $100

      COMPARISON OF MINIMUM INITIAL AND SUBSEQUENT INVESTMENT REQUIREMENTS
                                 A, B & C SHARES


                                                        EMERGING GROWTH FUND, INC.     BROWNIA SMALL-CAP GROWTH
                                                                                                 FUND
                                                       ----------------------------- -----------------------------
                                                              A, B, C SHARES                A, B, C SHARES
                                                       ----------------------------- -----------------------------
Initial Investment
   Standard Accounts                                                         $2,000                        $2,000
   Traditional and Roth IRA Accounts                                         $1,000                        $2,000
   Accounts with Systemic Investment Plans                                     $250                        $2,000

  Qualified Retirement Plans                                                   None                          None
Subsequent Investments
   Standard Accounts                                                           $100                          $100
   Traditional and Roth IRA Accounts                                           None                          $100
   Accounts with Systemic Investment Plans                                  $100(1)                       $100(2)
  Qualified Retirement Plans                                                   None                          None


(1) The minimum investment for weekly, semi-monthly and monthly subsequent investments is $100. The minimum investment is $250 for quarterly subsequent investments and $500 for semi-annual or annual subsequent investments.
(2)  Semi-monthly or monthly systematic investment plans are offered.

COMPARISON OF DISTRIBUTION POLICIES

     The Fund distributes its net investment income and net capital gain at least annually while the BrownIA Fund distributes its net investment income quarterly and its net capital gain at least annually.

     Normally, each of the Fund and the BrownIA Fund reinvests distributions in additional fund shares unless a shareholder elects to receive distributions in cash.

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING FEES

     Each of the Fund and the Trust has adopted a Rule 12b-1 distribution plan under which the Fund and the BrownIA Fund, respectively, pays up to 0.25% of the average daily net assets of A Shares and up to 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. Each of the Fund and the Trust has also adopted a Shareholder Service Plan. Under the Fund's Shareholder Service Plan, the Fund may pay up to 0.25% of the average daily net assets of each of B Shares and C Shares for the servicing of shareholder accounts while under the BrownIA Fund's Shareholder Service Plan, the BrownIA Fund may pay up to 0.25% of the average daily net assets of any share class for the servicing of shareholder accounts. Because the Fund's A Shares, B Shares and C Shares and the BrownIA Fund's Institutional Shares, A Shares, B Shares and C Shares pay distribution and/or shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

COMPARISON OF NET ASSET VALUE CALCULATION PROCEDURES

     The NAV of each class of the Fund or the BrownIA Fund is determined by taking the market value of the applicable class' total assets, subtracting the applicable class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the applicable class. Each of the Fund and the BrownIA Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, each of the Fund and the BrownIA Fund values securities at fair value pursuant to procedures adopted by the Board or the Trust Board, respectively.

     Each of the Fund and the BrownIA Fund calculates the NAV for each of its classes as of the close of the New York Stock Exchange (normally 4:00 P.M., Eastern time) on each weekday except days when the New York Stock Exchange is closed.

     KEY DIFFERENCSES. Under unusual circumstances, the BrownIA Fund may accept and process orders and calculate a NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV of each class of the BrownIA Fund is calculated may change in case of an emergency.

TAX MATTERS RELATING TO THE REORGANIZATION

     It is anticipated that the Reorganization will have no federal income tax consequences for the Fund or its shareholders. The completion of the Reorganization is subject to the condition that the Fund and the BrownIA Fund receive an opinion from Piper Rudnick LLP that the Reorganization will not result in the recognition of gain or loss for federal income tax purposes by the Fund or BrownIA Fund or by the Fund's shareholders. There is additional information about the federal income tax consequences of the Reorganization under "Taxation."


                                INVESTMENT RISKS

GENERAL RISKS


         The investment risks applicable to the Fund and the BrownIA Fund are substantially similar. The NAV and total return of the classes of the Fund and the BrownIA Fund will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which each of the Fund and the BrownIA Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that either the Fund or the BrownIA Fund will achieve its investment objective. An investment in the Fund or the BrownIA Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund and the BrownIA Fund or the Fund or the BrownIA Fund could underperform other investments due to, among other things, poor investment decisions by Brown.


         Because the Fund and the BrownIA Fund each invests in growth stocks, there is a risk that the stocks will not continue to grow at expected rates, thus causing the price of the stock to decline. There is also the risk that the market will not recognize the growth potential of a stock. Brown's judgment as to the growth potential of a stock may also prove to be wrong. A decline in investor demand for growth stocks may also adversely affect the value of these securities.

SPECIFIC RISKS OF SMALLER COMPANIES

         Because investing in smaller companies can have more risk than investing in larger, more established companies, an investment in the Fund and the BrownIA Fund may have the following additional risks:

     o Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
     o Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
     o Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
     o More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

         For these and other reasons, the prices of the securities of smaller companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund or the BrownIA Fund may exhibit a higher degree of volatility than the general domestic securities market.


         KEY DIFFERENCES. An investment in the BrownIA Fund may be more volatile than an investment in the Fund because the BrownIA Fund invests a greater portion of its assets in smaller companies.


                      INFORMATION ABOUT THE REORGANIZATION

         This section summarizes the material terms of the Reorganization.  This section is qualified in its entirety by the terms and conditions contained in the Plan, a form of which is attached as Appendix A to this Combined Proxy Statement/Prospectus.

GENERAL DESCRIPTION OF THE REORGANIZATION AND PLAN


         Under the Plan, the Fund will transfer all of its assets and liabilities to the BrownIA Fund. In exchange for the transfer of the Fund's assets and liabilities, the BrownIA Fund will issue a number of full and fractional shares of the BrownIA Fund to the Fund equal in value to the net assets transferred to the BrownIA Fund in connection with the Reorganization. The Fund will then distribute to its shareholders of record all shares of the BrownIA Fund received by the Fund. You will receive shares of the below indicated corresponding class of the BrownIA Fund equal in value to your share of the net assets of the Fund class you hold as of 4:00 P.M., Eastern time, on the Closing Date (as defined in the Plan).

---------------------------------------- ---------------------------------------
       EMERGING GROWTH FUND, INC.             BROWNIA SMALL-CAP GROWTH FUND
---------------------------------------- ---------------------------------------

---------------------------------------- ---------------------------------------
          Institutional Shares                     Institutional Shares
---------------------------------------- ---------------------------------------
               BIAT Shares                         Institutional Shares
---------------------------------------- ---------------------------------------
                A Shares                                 A Shares
---------------------------------------- ---------------------------------------
                B Shares                                 B Shares
---------------------------------------- ---------------------------------------
                C Shares                                 C Shares
---------------------------------------- ---------------------------------------

         After distributing the shares it received from the BrownIA Fund to its shareholders under the Reorganization, the Fund will then be terminated under Maryland law. No front-end sales loads or contingent deferred sales charges will be imposed in connection with the Reorganization.


         The Plan contains customary representations, warranties, and conditions designed to ensure that the Reorganization is fair to the Fund and its shareholders. The Plan provides that the consummation of the Reorganization is contingent upon, among other things: (i) approval of the Plan by the Fund's shareholders; and (ii) the receipt by the Fund and the BrownIA Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Fund and its respective shareholders. The Plan may be terminated if, on the Closing Date, any of the applicable conditions have not been met or if the representations and warranties are not true, or if the Board determines that consummation of the Reorganization is not in the best interest of the Fund. The Plan provides that the costs of the Reorganization will be borne by Brown.


         If the shareholders of the Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund and the Trust, on behalf of the BrownIA Fund, including the preparation of certain documents. The Closing Date of the Reorganization is September 23, 2002. The Closing Date may be changed by the mutual agreement of the Fund and the BrownIA Fund. If the shareholders of the Fund do not approve the Plan, the Reorganization will not take place.



         If shareholders of the Fund approve the Plan, shares of the Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans. Until the close of business on the Closing Date, you may continue to add to your existing account only through an established automatic investment plan or through the reinvestment of dividend and capital gain distributions.

         The stock transfer books of the Fund will be permanently closed as of 4:00 P.M., Eastern time, on the Closing Date. The Fund will only accept requests for redemption received in proper form before 4:00 P.M., Eastern time, on the business day immediately preceding the Closing Date. Requests received after that time will be considered requests to redeem shares of the corresponding BrownIA Fund.

SECURITIES TO BE ISSUED

         The Fund, a Maryland corporation, is subject to Maryland law while the BrownIA Fund, a series of the Trust (a Delaware business trust), is subject to Delaware law. While the Fund and the Trust are subject to the laws of different jurisdictions, the applicable state laws are similar and the Reorganization will not result in material differences in shareholder rights.


         The Fund is authorized to issue thirty-five (35) million shares of capital stock, par value of $.001 per share, all of which shares are designated as common stock. The Board may increase or decrease the number of authorized shares without shareholder approval. The Trust has an unlimited number of authorized shares of beneficial interest, no par value. The Board and the Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series. The Board and the Trust Board may also, without shareholder approval, divide series into two or more classes of shares.


         Both the Fund and the Trust (and their series/classes) will continue indefinitely until terminated. The Fund, however, will only continue to accept purchases (including the reinvestment of dividends and capital gain distributions) of Fund shares from current Fund shareholders after Fund assets exceed $400 million. If Fund assets ever exceed $500 million, the Fund will discontinue sales of Fund shares except the Fund will continue to honor purchases made by pre-existing individual retirement accounts.


         Each share of the Fund and the Trust, regardless of class, has equal dividend, liquidation and voting rights, and fractional shares have those rights proportionately. Each class of the Fund and each class of the Trust bears its own expenses related to its distribution of shares (and other expenses such as transfer agency, shareholder service and administration expenses). Generally, the Trust series will be voted separately by individual series except if: (1) the Investment Company Act of 1940, as amended (the "1940 Act") requires shares to be voted in the aggregate and not by individual series; (2) the 1940 Act requires a class vote; or (3) when the Trust Board determines that the matter affects more than one series and all affected series must vote. Generally, the Fund votes on issues in the aggregate, except if the 1940 Act requires a class vote.

         Neither Maryland nor Delaware law requires the Fund or the Trust, respectively, to hold annual meetings of shareholders, and generally, the Fund or the Trust will hold shareholder meetings only when specifically required by federal or state law. Shareholders representing 10% of the Trust's (or series') outstanding shares may, under its organizational documents, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including for the purpose of voting on removal of one or more Trustees. The organizational documents of the Fund do not provide shareholders with the right to call a meeting of the Fund.


         There are no conversion, exchange or preemptive rights in connection with shares of either the Fund or the Trust. All shares of the Fund and the Trust are fully paid and non-assessable. A shareholder of a series of the Fund or the Trust will receive a pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

REASONS FOR THE REORGANIZATION

         At a meeting held on June 25, 2002, the Board, including the Disinterested Directors, unanimously approved the Plan and determined that the Reorganization would be in the best interests of the Fund's shareholders. The Board, including the Disinterested Directors, also determined that the Reorganization would not dilute the interests of the shareholders of the Fund.


         During its deliberations, the Directors considered the strategic realignment of the Deutsche Fund complex and concluded, based on information provided by Fund management at the meeting, that it would be in the best interest of the Fund's shareholders to be reorganized into the BrownIA Fund, a mutual fund also managed by Brown. In addition, the Directors also found (with the advice and assistance of independent legal counsel) that the Reorganization would provide the following benefits to the Fund's shareholders based on information provided during the meeting:


     1. Dilution: The Plan includes provisions intended to avoid dilution of the interests of the shareholders of the Fund. Under the Plan, each Fund shareholder will receive shares of a corresponding class of the BrownIA Fund, which in the aggregate, will equal the net value of the Fund's assets.


     2. Similarity of Investment Objectives: The Fund's investment objective of long-term capital appreciation is similar to the BrownIA Fund's investment objective of capital appreciation by primarily investing in equity securities.

     3. Expenses: The Board considered the fact that the projected gross expenses of each BrownIA Fund class after the Reorganization would be higher than the gross expenses of the Fund's corresponding class as of its last fiscal year. The Board also considered the fact that the projected gross expenses of the Institutional Shares and A Shares of the BrownIA Fund after the Reorganization would be lower than the gross expenses of the Fund's corresponding classes as of May 31, 2002. The Board also noted that the net expenses of each BrownIA Fund class after the Reorganization will be the same or lower than the net expenses of the corresponding class of the Fund prior to the Reorganization due to Brown's contractual agreement to waive fees and reimburse expenses of the BrownIA Fund through September 30, 2003.

     4. PortfolioManagement: The Directors noted that there would be continuity of portfolio management before and after the Reorganization since Brown, the investment sub-adviser to the Fund is investment adviser to the BrownIA Fund.

     5. Assets: The Directors noted that the Fund's shareholders could benefit from potential economies of scale due to the larger asset size of the BrownIA Fund subsequent to the Reorganization.


     6. Tax-Free Nature of the Reorganization: It is anticipated the Reorganization will be accomplished without federal tax implications to the Fund or its shareholders. Each of the Fund's and BrownIA Fund's distributions made in the normal course of business will still be subject to federal income tax as described in the sections entitled "Summary-Comparison of Distribution Policies" and "Taxation" of this Combined Proxy Statement/Prospectus.

     7. Transaction Costs: The costs of the Reorganization will be borne by Brown.

         THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY
           RECOMMEND APPROVAL OF THE PLAN BY THE FUND'S SHAREHOLDERS.


      COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                           AND CERTAIN OTHER POLICIES

     This section summarizes the key differences between the investment objectives, principal investment strategies and certain other policies of the Fund and the BrownIA Fund. This summary is qualified in its entirety by the information contained in the Prospectuses and Statements of Additional Information for the Fund and the BrownIA Fund. For a detailed discussion of the investment objective, principal investment strategies and other policies of the Fund, see the Fund's Prospectus for Institutional Shares, the Fund's Prospectus for BIAT Shares, the Fund's Prospectus for A Shares, B Shares and C Shares, each dated March 1, 2002, the Fund's Statement of Additional Information dated March 1, 2002 and the Statement of Additional Information to this Combined Proxy Statement/Prospectus dated August 15, 2002.


     For a detailed discussion of the investment objective, principal investment strategies and other policies of the BrownIA Fund, see the BrownIA Fund's Prospectus and Statement of Additional Information dated August 1, 2002 and the Statement of Additional Information to this Combined Proxy Statement/Prospectus dated August 15, 2002.


INVESTMENT OBJECTIVES


     Brown is responsible for the day-to-day management of both the Fund, in its capacity as sub-adviser, and the BrownIA Fund, in its capacity as investment adviser. The Fund and the BrownIA Fund are managed similarly.

     Although described differently, the investment objectives of the Fund and the BrownIA Fund do not materially differ. The investment objective of the Fund is to achieve long-term capital appreciation. The investment objective of the BrownIA Fund is to achieve capital appreciation by primarily investing in equity securities. Although the BrownIA Fund's investment objective does not require it to seek capital appreciation over the long-term, the investment process employed by Brown for the BrownIA Fund is long-term oriented. Specifically, Brown, on behalf of the BrownIA Fund, invests in companies early in their life cycle and intends to hold the investments for the long-term if they continue to satisfy the investment criteria of the BrownIA Fund. Similarly, although the Fund's investment objective does not reference investments in equity securities, the Fund seeks to achieve its investment goal, as does the BrownIA Fund, by purchasing common stock, a type of equity security.

         The investment objective of each of the Fund and the BrownIA is fundamental and cannot be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

         The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in a portfolio of common stocks of small and mid-sized emerging growth companies. Brown seeks to identify emerging growth companies that, in the opinion of Brown, are well managed and have experienced or have the potential to experience rapid growth in their revenue, earnings, assets and cash flow. An emerging growth company with $250 million or less in annual sales is considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales is considered to be a mid-sized company.

         The BrownIA Fund invests at least 80% of its net assets (including borrowings) in the common stock of small domestic growth companies. Growth companies are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and attractive stock prices. Small companies are typically those companies whose market capitalizations are less than $1.5 billion. If 80% of the BrownIA Fund's net assets (including borrowings) are not invested in small, domestic growth companies due to, among other things, changes in the market capitalizations of those companies in the BrownIA Fund's portfolio, the BrownIA Fund will limit new investments to small domestic growth companies.

         Each of the Fund and BrownIA Fund maintains a diversified portfolio of securities. As a "diversified" fund, with respect to 75% of each of the Fund and the BrownIA Fund's total assets, not more than 5% may be invested in the securities of a single issuer. With respect to 75% of total assets, the BrownIA Fund also cannot purchase 10% or more of the outstanding voting securities of a single issuer. By contrast, the Fund's policy with respect to investing up to 10% in the outstanding securities of a single issuer applies to 100% of its total assets. (For purposes of each Fund's diversification policy, the U.S. Government and its agencies and instrumentalities are not considered issuers.)

         In summary, each of the Fund and the BrownIA Fund invests primarily in smaller growth oriented companies. Although the Fund measures the size of a company based on sales while the BrownIA Fund measures the size of a company based on capitalization (the value of a company's stock in the market place), each of the Fund and the BrownIA Fund generally invests in the same companies, although the weightings of each portfolio position in any particular security may differ between the Fund's portfolio and the BrownIA Fund's portfolio.

         THE INVESTMENT ADVISER'S PROCESS. Brown employs a similar process in selecting securities for the investment portfolios of the Fund and the BrownIA Fund. Brown starts by identifying a universe of small and mid-size companies that meet the investment parameters of the Fund and the BrownIA Fund. From these companies, Brown selects those with the potential to grow earnings 20% over a normal business cycle. Brown then performs a fundamental analysis of these companies. Brown uses the data to identify companies that have:

     o Significant business opportunities relative to its operating history and size;
     o    Proprietary products, services or distribution systems;
     o    Management with a plan that Brown can understand and monitor;
     o    Attractively priced stocks compared to their growth potential.


Brown invests in these companies early in their life cycle and holds the investments for the long-term if they continue to satisfy the investment criteria of the Fund and BrownIA Fund.

         Brown monitors the companies in the Fund's and the BrownIA Fund's portfolio to determine if there have been any fundamental changes in the companies. Brown may sell a stock if:


     o    It subsequently fails to meet Brown's initial investment criteria;
     o A more attractively priced company is found or if funds are needed for other purposes;
     o It becomes overvalued relative to the long-term expectation for the stock price.

OTHER INVESTMENT POLICIES

         The Fund and the BrownIA Fund may invest in a variety of securities in addition to common stocks and may employ a number of different investment strategies. The following is a summary of the material differences in the types of securities that the Fund and the BrownIA Fund may purchase and the investment strategies that each fund may employ.

         CONVERTIBLE AND OTHER DEBT SECURITIES. The Fund may invest up to 20% of its net assets in high quality securities convertible into the common stock of growth companies rated in the top three (3) rating categories of Standard and Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's"), each a nationally recognized statistical ratings organization ("NRSRO"). Other than its principal investment policy that requires the BrownIA Fund to invest at least 80% of its net assets (including borrowings) in the common stock of small domestic companies, there are no other investment restrictions regarding the percentage of convertible securities in which the BrownIA Fund may invest. The BrownIA Fund, however, may invest in investment grade convertible securities, securities rated in the top four (4) rating categories of any NRSRO or, unrated and deemed to be of comparable quality by Brown. Accordingly, the BrownIA Fund's investment in convertible securities may involve additional credit risk since it may invest in convertible securities that have a similar or lower credit quality than those in which the Fund may invest. The BrownIA Fund may also have a broader selection of rated convertible securities from which to invest since it may purchase rated securities by any NRSRO while the Fund may only purchase securities rated by S&P or Moody's.

     The Fund may also invest up to 35% of its total assets in U.S. government securities, corporate bonds and debentures rated in one of the three (3) highest rating categories of S&P or Moody's or, if unrated, deemed to be of comparable quality by Brown. Other than its principal investment policy that requires the BrownIA Fund to invest at least 80% of its net assets (including borrowings) in the common stock of small domestic companies, there are no other investment restrictions regarding the percentage of debt securities in which the BrownIA Fund may invest. The BrownIA Fund may, however, invest in instruments rated in top four (4) rating categories of any NRSRO or, if unrated, deemed to be of comparable quality by Brown. Accordingly, the BrownIA Fund investment in debt securities may involve additional credit risk since it may invest in debt securities that have a similar or lower credit quality than those in which the Fund may invest. The BrownIA Fund may also have a broader selection of rated debt securities in which to invest since it may purchase securities rated by any NRSRO while the Fund may only purchase securities rated by S&P or Moody's.

         Finally, the Fund may also invest in preferred stocks and money market instruments, subject to the same 35% limits for other fixed income investments. By contrast, the BrownIA Fund's investments in preferred stocks must be of investment grade or deemed to be of comparable quality by Brown. Similarly, the BrownIA Fund's investments in money market instruments must be rated in the top two (2) short-term rating categories of an NRSRO. Accordingly, the Fund's investment in preferred stocks and money market instruments may involve greater credit risk than those maintained by the BrownIA Fund since the BrownIA Fund may only invest in securities of a certain credit quality while the Fund is not limited in the credit quality type of the preferred stocks and money market instruments in which it invests.

         INVESTMENT OF CASH BALANCES/TEMPORARY DEFENSIVE POSITION. To meet its short-term liquidity needs, the BrownIA Fund may invest in a variety of prime money market instruments including short-term U.S. Government securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the fund may invest and money market mutual funds. Prime money market instruments are securities rated in the two highest short-term rating categories by an NRSRO or unrated and deemed to be of comparable quality by Brown. As noted, the Fund may invest in money market instruments, subject to its overall 35% limit on investments in certain types of fixed income investments.

         Each of the Fund and the BrownIA Fund may employ a temporary defensive position and invest, without limit, in short-term money market instruments. While pursuing a temporary defensive position, the Fund may invest, without limit, in cash, cash equivalents, short-term high quality debt securities rated in the top three short-term rating categories of an NRSRO, money market instruments and similar obligations, such as repurchase agreements and reverse repurchase agreement. The Fund's temporary defensive investment policy may expose investors to more credit risk than that of the BrownIA Fund's since it may invest in securities that have a similar or lower credit quality than those in which the BrownIA Fund may invest.

         WARRANTS, DEPOSITARY RECEIPTS, FOREIGN SECURITIES, REPURCHASE AGREEMENTS, OPTIONS AND FUTURES. The BrownIA Fund may invest in warrants, depositary receipts, foreign securities, options and futures. Neither the BrownIA Fund nor the Fund currently invests in these securities.

         The Fund may participate in repurchase agreements while the BrownIA Fund does not currently invest in these securities.


         ILLIQUID/RESTRICTED INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities while the BrownIA Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also invest up to 10% of its net assets in securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended if such securities have been determined to be liquid by Brown. There is, however, no limitation on the amount of Rule 144A securities that the BrownIA Fund may invest if such securities are deemed to be liquid by Brown.


         BORROWING MONEY. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the Fund's total assets. The BrownIA Fund can not borrow money, if as a result, outstanding borrowings would exceed 33 1/3% of its total assets. The BrownIA Fund cannot acquire a security if borrowings exceed 5% if total assets.

         SECURITIES LENDING. The Fund may lend its securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The BrownIA Fund does not currently lend its securities.

         ISSUE SENIOR SECURITIES. The Fund may not issue senior securities. The BrownIA Fund's policy in this regard provides that the fund may not issue senior securities except as permitted by applicable law. Currently, applicable law prohibits a mutual fund from issuing senior securities. If applicable law is changed to permit the issuance of senior securities, the BrownIA Fund could issue senior securities while the Fund, under its current policy, could not.

         OTHER INVESTMENTS. While the Fund invests primarily in common stocks of small and mid-sized emerging growth companies, the Fund may invest up to 25% of its total assets in other investments that Brown believes provide improved opportunities for growth not yet appreciated by shareholders. These investments may include, for example, stocks of mature companies that Brown believes have growth potential similar to that of emerging growth companies. The BrownIA
Fund's Prospectus and Statement of Additional Information do not contain a similar investment limitation.

               COMPARISON OF INVESTMENT ADVISORY SERVICES AND FEES

         ICCC is the Fund's investment adviser. ICCC is a wholly owned subsidiary of Deutsche Bank AG and is located at One South Baltimore Street, Baltimore, Maryland 21202. ICCC is also the investment adviser to other mutual funds in the Deutsche Asset Management, Inc. ("Deutsche") family of funds.

         Under the Investment Advisory Agreement with the Fund, ICCC makes the investment decisions on behalf of the Fund. ICCC has delegated this responsibility to Brown although ICCC continues to supervise the performance of Brown and reports thereon to the Fund's Board. Prior to May 2, 2001, Brown Investment Advisory & Trust Company, Brown's parent company, provided subadvisory services to the Fund. As compensation for its services, ICCC is entitled to receive an annual fee equal to 0.85% of the Fund's average daily net assets. As compensation for its services, Brown is entitled, and prior to May 1, 2001, Brown Investment Advisory & Trust Company was entitled, to receive a fee from ICCC at an annual rate of 0.55% of the Fund's average daily net assets. ICCC has contractually agreed to waive its investment advisory fee to the extent that the total expenses of the Fund's A Shares exceed 1.50% of that class' average annual daily net assets. Brown has, and prior to May 1, 2001, Brown Investment Advisory & Trust Company had, agreed to waive its fees in proportion to any fee waivers by ICCC during the term of the agreement. For the fiscal year ended October 31, 2001, ICCC and Brown received their entire investment advisory and sub-advisory fees, respectively.



     Mr. Frederick L. Meserve, Jr. has been responsible for the day-to-day management of the Fund since 1993 when he served as a Portfolio Manager with Alex. Brown Incorporated. In 1998, Mr. Meserve joined Brown Investment Advisory & Trust Company as a partner and Portfolio Manager of the Fund. Mr. Meserve has published numerous investment strategy reports on growth stocks. Mr. Meserve received a BS&E degree from Princeton University in 1960 and an MBA from Columbia Business School in 1962.

     Brown is the BrownIA Fund's investment adviser. Prior to May 1, 2001, Brown Investment Advisory & Trust Company served as the BrownIA Fund's investment adviser. Brown is a Maryland corporation and is located at 19 South Street, Baltimore, Maryland 21202. Brown is a fully owned subsidiary of Brown Investment Advisory & Trust Company. Brown Investment Advisory & Trust Company is a fully-owned subsidiary of Brown Capital Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to June 1998, Brown Investment Advisory & Trust Company operated as a subsidiary of Bankers Trust Company under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 8 years.

     Under an Investment Advisory Agreement with the Trust, Brown makes investment decisions on behalf of the BrownIA Fund. As compensation for its services, Brown receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the BrownIA Fund. For the fiscal year ended May 31, 2002, the Adviser received its entire investment advisory fee. A committee of investment professionals, which includes Mr. Meserve, makes all investment decisions for the BrownIA Fund and no other person is primarily responsible for making recommendations to that committee.

     As of June 30, 2002,  ICCC had  approximately  $8.4 billion of assets under
management  while  Brown  had   approximately   $3.8  billion  of  assets  under
management.


                                    TAXATION


         The Fund and the BrownIA Fund have similar tax treatment and intend to qualify each fiscal year to be taxed as a regulated investment company (a "RIC") under the Code. As a RIC, each of the Fund and the BrownIA Fund generally will not be liable for federal income taxes on the net investment income and capital gain distributed to its shareholders. Each of the Fund and the BrownIA Fund intends to distribute all of its net income and net capital gains each year. Accordingly, neither the Fund nor the BrownIA Fund should be subject to federal income or excise taxes.


TAX CONSEQUENCES OF DISTRIBUTIONS


         The Fund and the BrownIA Fund's distribution of net income (including net short-term capital gain but excluding net capital gain, i.e. the excess if net long-term capital gain over net short-term capital loss) is taxable to you as ordinary income. The Fund and the BrownIA Fund's distribution of net capital gain is taxable to you as long-term capital gain regardless of how long you have held your shares. Generally, the Fund's and the BrownIA Fund's distribution will consist primarily of net capital gain. Distributions may also be subject to certain state and local taxes.

         If you buy shares of the Fund or the BrownIA Fund just before that fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares. The sale or exchange of shares of the Fund and the BrownIA Fund is a taxable transaction for income tax purposes.

         Shareholders of the Fund and the BrownIA Fund that are not U.S. citizens or residents and that are not considered to be engaged in a U.S. trade or business under the Code generally will be subject to withholding tax at a 30% rate on distributions of the fund's net income, including net short-term capital gains. This rate may be reduced under an applicable income tax treaty. Net capital gains distributions by the Fund and the BrownIA Fund generally will not be subject to withholding tax for such shareholders.


TAX CONSEQUENCES OF THE REORGANIZATION


         It is anticipated that the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Fund and the Trust, on behalf of the BrownIA Fund, will receive an opinion from Piper Rudnick LLP substantially to the effect that, for federal income tax purposes:


     (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a).

     (2) The Fund shareholders will recognize no gain or loss on their receipt of voting shares of the BrownIA Fund in exchange for their voting shares of the Fund pursuant to the Reorganization.

     (3) The Fund will not recognize gain or loss on the transfer of all of its assets to the BrownIA Fund solely in exchange for voting shares of the BrownIA Fund and the assumption by the BrownIA Fund of the Fund's liabilities pursuant to the Reorganization.

     (4) The Fund will not recognize gain or loss on its distribution of voting shares of the BrownIA Fund to its shareholders pursuant to the liquidation of the Fund.

     (5) The BrownIA Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the BrownIA Fund and the assumption by the BrownIA Fund of the Fund's liabilities.

     (6) The aggregate tax basis of the voting shares of the BrownIA Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Fund surrendered in exchange therefor.

     (7) The holding period of the voting shares of the BrownIA Fund received by each of the Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization.

     (8) The BrownIA Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization.

     (9) The BrownIA Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets.


     (10) The BrownIA Fund will succeed to and take into account the items of the Fund described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the Reorganization. The BrownIA Fund will take (10) these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.

     To the extent that the Fund has capital loss carryforwards, the BrownIA Fund will be limited in the amount of such that it may deduct for any taxable year after the Reorganization.

     You should consult your tax advisor regarding the effect of the reorganization in light of your individual circumstances. You should also consult your tax advisor as to the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

                                   PERFORMANCE

     Brown's discussion of the factors that materially affected the performance of the Fund during its most recently completed fiscal year together with the underlying performance information contained in the Fund's most recent annual report dated October 31, 2001 follow at Exhibit B to this Combined Proxy Statement/Prospectus. Brown's discussion of the factors that materially affected the performance of the BrownIA Fund during its most recently completed fiscal year together with the underlying performance information in the most recent annual report dated May 31, 2002 follow as Exhibit C to this Combined Proxy Statement/Prospectus. The financial highlights table included in the Fund's annual report dated October 31, 2001 follows as Exhibit D to this Combined Proxy Statement/Prospectus while the financial highlights table contained in the BrownIA Fund's annual report dated May 31, 2002 follow as Exhibit E to this Combined Proxy Statement/Prospectus.


     The following charts and tables illustrate the variability of the return of the Fund's A Shares as compared to that of the Institutional Shares of the BrownIA Fund's returns. The charts and the tables provide some indication of the risks of investing in the Fund and the BrownIA Fund by showing changes in the performance of the Fund's A Shares and BrownIA Fund's Institutional Shares from year to year and how those returns compare to a broad measure of market performance. PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR RETURNS

         The following chart shows the returns for the Fund's A Shares for that last ten calendar years and for the Institutional Shares of the BrownIA Fund for each calendar year that the class has been in operation. The bar chart does not reflect applicable sales charges. If it did, returns would be less than those shown.

                              CALENDAR YEAR RETURNS

[EDGAR Representation of Bar Chart:

        Emerging Growth Fund-A Shares           BrownIA-Institutional Shares

1992            -9.18%
1993            -0.77%
1994             5.03%
1995            37.34%
1996            18.20%
1997            20.74%
1998             6.61%
1999            49.26%
2000           -17.45%                                  -15.59%
2001           -14.41%                                  -12.96%]

     The calendar year-to-date return as of June 30, 2002 for A Shares of Emerging Growth Fund, Inc. was -30.72% and the calendar year-to-date return as of June 30, 2002 for Institutional Shares of the BrownIA Fund was -30.62%.

         During the periods shown in the chart, the highest quarterly return for the Fund's A Shares was 52.16% (for the quarter-ended December 31, 1999) and the lowest quarterly return was -35.69% (for the quarter-ended September 30, 2001).

         During the periods shown in the chart, the highest quarterly return for the BrownIA Fund's Institutional Shares was 34.96% (for the quarter-ended December 31, 2001) and the lowest quarterly return was -35.46% (for the quarter-ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN
         The following table compares the average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares of the Fund's A Shares and the BrownIA Fund's Institutional Shares as of December 31, 2001 as well as to the Russell 2000 Growth Index.

                             AVERAGE ANNUAL RETURNS
                             AS OF DECEMBER 31, 2001

                                   EMERGING GROWTH FUND, INC.                         BROWNIA SMALL-CAP GROWTH FUND
                                            A SHARES                                        INSTITUTIONAL SHARES
                                                                      SINCE                                SINCE
                                                                    INCEPTION                            INCEPTION
                       1 YEAR      5 YEARS       10 YEARS        (JUNE 15, 1988)          1 YEAR      (JUNE 28, 1999)
Return Before
Taxes                 (19.11%)      5.11%         7.02%               8.81%              (12.96%)          4.83%
Return After Taxes
on Distributions      (19.11%)      4.11%         5.72%               7.54%              (12.96%)          4.49%
Return After
Taxes on
Distributions
and Sale of
Fund Shares           (11.64%)      4.16%         5.44%               7.06%              (7.89%)           3.91%
Russell 2000
Growth Index          (9.23%)       2.87%         7.19%              8.20%(1)            (9.23%)          (3.27%)

(1)      For the period from June 30, 1988 through December 31, 2001.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price/book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                                 CAPITALIZATION

     The following table sets forth as of May 31, 2002 (i) the capitalization of Institutional Shares and BIAT Shares of the Fund and the capitalization of BIAT Shares of the Fund, (ii) the capitalization of the BrownIA Fund and (iii) the pro forma capitalization of the Institutional Shares of the BrownIA Fund assuming that the Plan is approved and the Reorganization is consummated.


                                     EMERGING GROWTH FUND,              BROWNIA SMALL-                PRO FORMA
                                            INC.                          CAP GROWTH                BROWNIA SMALL-
                                                                             FUND                  CAP FUND (AFTER
                                                                                                   REORGANIZATION)
                            ------------------- ------------------ ------------------------- --------------------------
                              INSTITUTIONAL            BIAT               INSTITUTIONAL              INSTITUTIONAL
                                  SHARES              SHARES                 SHARES                      SHARES
--------------------------- ------------------- ------------------ ------------------------- --------------------------

Net Assets                       $450,273          $1,511,765            $126,199,218              $128,161,256
Net Asset Value Per Share
                                  $15.80             $15.79                 $8.26                      $8.26
Shares Outstanding                28,499             95,725               15,277,210                15,514,890


     The following table sets forth as of May 31, 2002 (i) the capitalization of A Shares, B Shares and C Shares of the Fund, and (ii) the pro forma capitalization of the A Shares, B Shares and C Shares of the combined Fund assuming that the Plan is approved and the Reorganization is consummated. A Shares, B Shares and C Shares of the BrownIA will not commence operations until after the Reorganization. .

                               A SHARES                                B SHARES                            C SHARES
                  ------------------------------------------------------------------------------------------------------------------
                                         PRO FORMA                              PRO FORMA                             PRO FORMA
                                     BROWNIA SMALL-CAP                      BROWNIA SMALL-CAP                     BROWNIA SMALL-CAP
                   EMERGING GROWTH   GROWTH FUND (AFTER   EMERGING GROWTH   GROWTH FUND (AFTER  EMERGING GROWTH   GROWTH FUND (AFTER
                      FUND, INC.       REORGANIZATION)       FUND, INC.       REORGANIZATION)      FUND, INC.       REORGANIZATION)
                   --------------- ---------------------- --------------- ---------------------- -------------- --------------------
Net Assets          $34,279,778       $34,279,777            $2,057,436       $2,057,436            $152,216          $152,216
Net Asset Value
Per Share              $15.56            $8.26                 $14.73            $8.26               $14.71             $8.26
Shares
Outstanding          2,203,588         4,150,094              139,703           249,084              10,350            18,428

A Shares, B Shares and C Shares of the BrownIA will not commence operations until after the Reorganization.


                               VOTING INFORMATION

         This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the special meeting of shareholders. Solicitation of proxies will be primarily by mail. Officers and service contractors of the Fund may also solicit proxies by telephone, facsimile, Internet, or in person. The costs of solicitation will be borne by Brown.
         Each share of the Fund is entitled to one vote. To approve the Reorganization of the Fund, a majority of the shares of the Fund outstanding and entitled to vote must be voted in favor of the Plan. Shareholders holding one third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not votes cast at the Special Meeting and therefore have the effect of a "NO" vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote for which the broker lacks discretionary voting authority.


You may vote on the Reorganization by utilizing one of the following options:

     By Mail: Complete the enclosed proxy card enclosed with the Proxy Statement/Prospectus ("Proxy Card") and return it in the postage paid envelope provided.
     By Telephone: Call the Toll-Free number on your proxy card.
     By Internet: Log on to WWW.PROXYWEB.COM.

         Attend the special meeting of shareholders of the Fund in person at 3:00p.m. on September 19, 2002 at Alex. Brown Building, One South Street, 30th Floor Conference Room, Baltimore, Maryland 21202. If you plan to vote by mail, you should complete the Proxy Card by:

     (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on the Reorganization by checking the appropriate box on the Proxy Card;
     (2)  Signing and dating the Proxy Card; and (2)
     (3) Returning it to Deutsche Asset Management in the enclosed postage-paid envelope.

         To change a vote after returning a Proxy Card you must provide Deutsche Asset Management with a "Revocation Letter" that:

     (1)  Identifies yourself;
     (2) States that as shareholder of the Fund, you revoke your prior decisions as set forth in the previously returned Proxy Card; and
     (3) Indicates your approval, disapproval or abstention from voting on the Reorganization.

     If you do not specify a choice on a proxy card that is properly executed and returned in time to be voted at the Special Meeting, it will be voted "FOR" the approval of the Plan.

     If you do not plan to attend the Special Meeting of Shareholders of the Fund on September 19, 2002, Deutsche Asset Management must receive your vote by mail, telephone or Internet on or before September 18, 2002. If or you abstain from voting, you will be treated as having voted "AGAINST" the Reorganization.

         It is not anticipated that any matters other than the approval of the Plan will be brought before the meeting. Should other business be brought before the meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as proxies. If sufficient votes in favor of approving the Plan are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a reasonable period of time to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote "FOR" adjournment those proxies required to be voted "FOR" the approval of the proposal. The persons named as proxies will vote "AGAINST" adjournment those proxies required to be voted "AGAINST" the proposal. The costs of any additional solicitation and of any adjourned session will be paid by Brown.

OUTSTANDING SHARES OF THE EMERGING GROWTH FUND, INC.

         Only shareholders of the Fund on July 17, 2002 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of July 17, 2002, shares outstanding of the Fund were as follows:


------------------------- -------------------------
FUND CLASS                OUTSTANDING SHARES
------------------------- -------------------------

Institutional Shares      28,499
BIAT Shares               64,769
A Shares                  2,090,247
B Shares                  133,320
C Shares                  10,350

------------------------- -------------------------

     SHAREHOLDER INFORMATION REGARDING THE FUNDS

     OFFICERS AND DIRECTORS/TRUSTEES As of July 17, 2002, officers and Directors of the Fund as a group owned less than 1% of each class. As of the same date, officers and Trustees of the BrownIA Fund owned less than 1% of Institutional Shares. A Shares, B Shares and C Shares of the BrownIA Fund will not commence operations until after the Reorganization.

     CONTROLLING PERSONS OF THE FUNDS From time to time, certain shareholders may own a large percentage of the shares of a fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. "Control" for this purpose is the ownership of 25% or more of a fund's voting securities. As of July 17, 2002, and to the best of the Fund's knowledge and belief, no person controlled the Fund. As of the same date, and to the best of the BrownIA Fund's knowledge and belief, the following entity may be deemed to control the BrownIA Fund.

         SHAREHOLDER                                 PERCENTAGE OF SHARES OWNED
--------------------------------------------------------------------------------
Brown Investment Advisory & Trust Co.
FBO Clients
19 South Street
Baltimore, Maryland 21202                                      92.06%

     Brown  Investment  Advisory & Trust  Company  is a Maryland  non-depository
trust  company  and  a  fully  owned   subsidiary  of  Brown  Capital   Holdings
Incorporated, a Maryland corporation.

         5% SHAREHOLDERS OF THE FUNDS As of July 17, 2002, and to the best of the Fund's knowledge and belief, the following persons owned, beneficially or of record, 5% or more of a class or of the Fund:

--------------------------- ------------------------------- ------------------------------- -------------------------------
                                      NUMBER OF                     PERCENTAGE OF                PERCENTAGE OF FUND
                                    SHARES OWNED                     CLASS OWNED                     SHARES OWNED
                                     SHARES OWNED
--------------------------- ------------------------------- ------------------------------- -------------------------------
Institutional Shares        Frank Nominees Ltd              81.76%                          1.00%
                            10 Fenchurch Street
                            London England Ec3M3LB
                            United Kingdom
--------------------------- ------------------------------- ------------------------------- -------------------------------
BIAT Shares                 Deutsche Bank Securities, Inc.  78.46%                          2.18%
                            FBO 650-10788-17
                            P.O. Box 1346
                            Baltimore, MD 21203-1346
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            Deutsche Bank Securities, Inc.  6.31%                           0.18%
                            FBO 255-96008-18
                            P.O. Box 1346
                            Baltimore, MD 21203-1346
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            Deutsche Bank Securities, Inc.  5.19%                           0.14%
                            FBO 201-10426-17
                            P.O. Box 1346
                            Baltimore, MD 21203-1346
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            Hiho Unlimited                  5.16%                           0.14%
                            C/o Rock River Trust Co
                            4709 h Street, Ste. 5
                            Rock Island, IL 61201-7187
--------------------------- ------------------------------- ------------------------------- -------------------------------
A Shares                    Bankers Trust Corp & Affil      22.50%                          20.21%
                            401K Savings Plan
                            The Partnershare Plan of
                            Bankers Trust NY Corp & Affil
                            100 Plaza One
                            Jersey City, NJ  07311-3999
--------------------------- ------------------------------- ------------------------------- -------------------------------
B Shares                    Merrill Lynch Pierce Fenner     7.27%                           0.42%
                            Mutual Fund Operations
                            4800 Deer Lake Drive
                            Jacksonville, FL 32246
--------------------------- ------------------------------- ------------------------------- -------------------------------
C Shares                    Investment Company Capital      37.80%                          0.17%
                            1 South Street
                            Baltimore, MD 21202-3298
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            Southwest Securities Inc.       33.13%                          0.15%
                            SWS Securities Inc IRA R/O
                            Cust
                            P.O. Box 509002
                            Dallas, TX 75250-9002
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            USBancorp Piper Jaffray         17.80%                          0.08%
                            U S Bancorp Center
                            800 Nicollet Mall
                            Minneapolis, MN 55402-7000
--------------------------- ------------------------------- ------------------------------- -------------------------------
                            Paul M. Oda and Sharon Oda      6.01%                           0.03%
                            4713 Reese Road
                            Torrance, CA 90505-3359
--------------------------- ------------------------------- ------------------------------- -------------------------------

     As of July 17, 2002, and to the best of the BrownIA Fund's knowledge and belief, the following persons owned beneficially or of record 5% or more the BrownIA Fund's Institutional Shares:

---------------------------- ------------------------------ ------------------------------- -------------------------------
                                       NUMBER OF                    PERCENTAGE OF             PERCENTAGE OF FUND SHARES
                                     SHARES OWNED                    CLASS OWNED                        OWNED
---------------------------- ------------------------------ ------------------------------- -------------------------------
Institutional Shares
  Brown Investment
  Advisory & Trust Company
                             14,073,126                     92.06%                          92.06%

The BrownIA Fund's A Shares, B Shares and C Shares will not commence operations until after the Reorganization.

         INSTRUCTIONS FOR SIGNING PROXY CARDS The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


         REGISTRATION                                                                   VALID SIGNATURE

         CORPORATE ACCOUNTS
         (1)  ABC Corp..............................................................    ABC Corp.
                                                                                        John Doe, Treasurer
         (2)  ABC Corp..............................................................    John Doe, Treasurer
         (3)  ABC Corp. c/o John Doe, Treasurer.....................................    John Doe
         (4)  ABC Corp. Profit Sharing Plan.........................................    John Doe, Director

         PARTNERSHIP ACCOUNTS
         (1)  The XYZ Partnership...................................................    Jane B. Smith, Partner
         (2)  Smith and Jones, Limited Partnership..................................    Jane B. Smith, General
                                                                                        Partner

         REGISTRATION                                                                   VALID SIGNATURE

         TRUST ACCOUNTS
         (1)  ABC Trust Account.....................................................    Jane B. Doe, Director
         (2)  Jane B. Doe, Director u/t/d 12/28/78..................................    Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1)  John B. Smith, Cust. f/b/o John B. Smith, Jr.
              UGM/UTMA..............................................................    John B. Smith
         (2)  Estate of John B. Smith...............................................      John B. Smith, Executor

                             ADDITIONAL INFORMATION

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel for the Fund. Morgan, Lewis & Bockius LLP does not represent the Trust, Brown, Forum Funds Services, LLC, or the shareholders of BrownIA Fund or the Trust regarding the Reorganization or any related transaction.

         Seward & Kissel LLP serves as counsel for the Trust. Seward & Kissel LLP does not represent the Fund, Brown, ICC Distributors, Inc. or the BrownIA Fund's shareholders regarding the Reorganization or any related transaction.

EXPERTS

         The audited financial statements of the BrownIA Fund are incorporated by reference into this Combined Proxy Statement/Prospectus and the Statement of Additional Information to this Combined Proxy Statement/Prospectus. The financial statements have been audited by Deloitte & Touche LLP, whose report therein is also included in the Annual Report for the BrownIA Fund dated May 31, 2002. Deloitte & Touche LLP is considered an expert due to its experience in auditing and accounting.

         The audited financial statements of the Fund are incorporated by reference into this Combined Proxy Statement/Prospectus and the Statement of Additional Information to this Combined Proxy Statement/Prospectus. The financial statements have been audited by PricewaterhouseCoopers, LLP, whose report therein is also included in the Fund's Annual Report dated October 31, 2001. PricewaterhouseCoopers, LLP is considered an expert due to its experience in auditing and accounting.

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Combined Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and exhibits of the Fund and the BrownIA Fund filed with the SEC under the Securities Act of 1933, as amended and the 1940 Act. The
Prospectuses and Statements of Additional Information for the Fund and the BrownIA Fund are incorporated by reference into this Combined Proxy Statement/Prospectus.

         The Fund and the Trust, on behalf of the BrownIA Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Act of 1934, as amended and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549, and at the SEC's regional and district offices located 73 Tremont Street, Suite 600, Boston, MA 02108-3912, 601 Walnut Street, Suite 1120E, Philadelphia, PA 19106 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326 and 175 Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         This AGREEMENT AND PLAN OF REORGANIZATION (the "PLAN") is made as of this __ day of September, 2002, by and between Forum Funds (the "Trust"), a Delaware business trust, for itself and on behalf of its series, BrownIA Small-Cap Growth Fund (the "Acquiring Fund") and Emerging Growth Fund, Inc., a Maryland corporation (the "Target Fund").

         WHEREAS, the Trust and the Target Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 ACT");

         WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the dissolution and liquidation of the Target Fund (the "REORGANIZATION"); and

         WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

         NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

               The following terms shall have the following meanings:

1933 ACT            The Securities Act of 1933, as amended.
--------

1934 ACT            The Securities Exchange Act of 1934, as amended.
--------

ACQUIRING CLASS     The class of the Acquiring  Fund whose shares that the Trust
---------------     will issue to the shareholders of the  Corresponding  Target
                    Class set forth in Schedule A.

ASSETS              All  property  and  assets  of any kind  and all  interests,
------              rights,  privileges  and  powers of or  attributable  to the
                    Target Fund  whether or not  determinable  at the  Effective
                    Time and wherever  located.  Assets  include all cash,  cash
                    equivalents,   securities,   claims  (whether   absolute  or
                    contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
                    (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books .

ASSETS LIST         A list of securities and other Assets and Known  Liabilities
-----------         of or  attributable  to  the  Target  Fund  as of  the  date provided to the Trust.

CLOSING DATE        September  __,  2002,  or such other date as the parties may
------------        agree to in writing.

CORRESPONDING       The Target Fund share class set forth opposite the Acquiring
TARGET CLASS        Class in Schedule A.
-------------

EFFECTIVE TIME      9:00 a.m.  Eastern time on the business  day  following  the
--------------      Closing Date, or such other time as the parties may agree to in writing.

FUND                The  Acquiring  Fund or the Target  Fund as the  context may
----                require.

KNOW, KNOWN OR
KNOWLEDGE           Known after reasonable inquiry.
--------------

LIABILITIES         All liabilities of,  allocated or attributable to the Target
-----------         Fund,  whether  Known  or  unknown,  accrued  or  unaccrued, absolute or contingent or conditional or unmatured.

N-14 REGISTRATION   The Trust's  Registration  Statement  on Form N-14 under the
STATEMENT           1940 Act that will register the shares of the Acquiring Fund
-----------------   to be  issued in the  Reorganization  and will  include  the proxy materials necessary shareholders of the Target Fund to approve the Reorganization.

MATERIAL AGREEMENTS The agreements set forth in Schedule B.
-------------------

NET VALUE OF ASSETS Value of Assets net of Liabilities
-------------------

REORGANIZATION      Such bills of sale,  assignments  and other  instruments  as
DOCUMENTS           desirable  for the Target Fund to transfer to the  Acquiring
--------------      Fund all  right  and  title to and  interest  in the  Target
                    Fund's Assets and for the Acquiring Fund to assume the Target Fund's Liabilities.

SCHEDULE A          Schedule A to this Plan.
----------

SCHEDULE B          Schedule B to this Plan.
----------

SCHEDULE C          Schedule C to this Plan.
----------

TARGET FINANCIAL    The audited financial  statements of the Target Fund for its
STATEMENTS          most recently completed fiscal year and, if applicable,  the
----------------    unaudited  financial  statements  of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME The time on the Closing Date, the business day immediately -------------- preceding the Closing Date if the Closing Date is not a business day, or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and determines the net value of the Assets of or attributable to the Target Fund.
                    Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Acquiring
                    Fund's and Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

          (a) The Trust shall promptly prepare and file the N-14 Registration Statement with the SEC. The Trust and the Target Fund shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

          (b) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

          (c) As soon as practicable after the effective date of the N-14 Registration Statement, the Target Fund shall hold a shareholder meeting to consider and approve this plan, the reorganization and such other matters as the Target Fund's Board of Directors may determine.

     3. TRANSFER OF TARGET FUNDS ASSETS. The Trust and the Target Fund shall take the following steps with respect to the Reorganization:

          (a) On or prior to the Closing Date, the Target Fund shall endeavor to pay or make reasonable provision to pay out of the Target Fund's Assets all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date.

          (b) At the Effective Time, the Target Fund shall assign, transfer, deliver and convey all of the Target Fund's Assets to the Acquiring Fund, subject to all of the Target Fund's Liabilities. The Trust shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

          (c) Within a reasonable time prior to the Closing Date, the Target Fund shall provide its Assets List to the Trust. The parties agree that the Target Fund may sell any asset on the Assets List prior to the Effective Time. After the Target Fund provides the Assets List, the Target Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on the Assets List, without the prior consent of the Trust. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Trust will advise the Target Fund of any investments shown on the Assets List that the Trust has determined to be inconsistent with the investment objective, policies and restrictions of the Acquiring Fund. The Target Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions. In addition, if the Trust determines that, as a result of the Reorganization the Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Fund, the Trust will advise the Target Fund in writing of any such limitation and the Target Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid violating the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Target Fund's investment objective, policies and restrictions.

          (d) The Target Fund shall assign, transfer, deliver and convey its Assets to the Acquiring Fund at the Effective Time on the following bases:

               (1) In exchange for the transfer of the Assets, the Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Trust shall determine the number of shares of the Acquiring Class to be issued by dividing the Net Value of Assets of the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of the Assets of the Corresponding Target Class.

               (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the net asset value of the Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

               (3) The Target Fund shall transfer the Assets with good and marketable title to the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer all cash in the form of immediately available funds payable to the order of the Trust's custodian for the account of the Acquiring Fund. The Target Fund shall transfer any Assets that were not transferred to the Trust's custodian at the Effective Time to the Trust's custodian at the earliest practicable date thereafter.

          (e) Promptly after the Closing Date, the Target Fund will deliver to the Trust its Statement of Assets and Liabilities as of the Closing Date (usually within one week).

     4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Target Fund and the Trust also shall take the following steps in connection with the Reorganization:

          (a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each Corresponding Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. The Trust shall record on its books the ownership by the shareholders of the respective Acquiring Fund shares; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of each Corresponding Target Class. The Target Fund shall then wind up its affairs and take all steps as are necessary and proper to terminate its registration under the 1940 Target Fund and dissolve as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations.

          (b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

          (c) At and after the Closing Date, the Target Fund shall provide the Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Corresponding Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.


     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TARGET FUND. The Target Fund represents and warrants to, and agrees with, the Trust as follows:

          (a) The Target Fund is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland. The Board of Directors of the Target Fund duly established and designated each class of the Target Fund as a class of the Target Fund. The Target Fund is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

          (b) The Target Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Directors of the Target Fund has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Target Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate the Target Fund's Articles of Incorporation, By-Laws or any Material Agreement. Except for the approval of Target Fund shareholders, the Target Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (d) The Target Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year which includes the Effective Time.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Target Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and
               (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) The Target Fund has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the Target Fund shares, nor are there any securities convertible into Target Fund shares.

          (g) The Target Fund shall operate its business in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

          (h) At the Effective Time, the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

          (i) The Target Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of the Target Fund's most recent fiscal year-end and the results of the Target Fund's operations and changes in its net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

          (j) To the Knowledge of the Target Fund, the Target Fund has no Liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

          (k)  Other  than  the  claims,  actions,   suits,   investigations  or
               proceedings set forth on Schedule C, the Target Fund does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against it or its Assets or businesses. The Target Fund does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Other than the orders, decrees or judgments set forth on Schedule C, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

          (l) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business or listed in Schedule B, in each case under which no material default exists, the Target Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

          (m) The Target Fund has filed its federal income tax returns, copies of which have been previously delivered to the Trust, for all taxable years to and including the Target Fund's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

          (n) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

     6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with the Target Fund as follows:

          (a) The Trust is organized as a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Trustees of the Trust duly established and designated the Acquiring Fund as a series of the Trust and each Acquiring Class as a class of the Acquiring Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is full force and effect. The Trust's Registration Statement relating to the Acquiring Fund and each Acquiring Class will be effective with the SEC prior to the Effective Date.

          (b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

          (c) The Board of Trustees of the Trust has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument, By-Laws or any Material Agreement. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

          (d) The Acquiring Fund shall qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of its current taxable year.

          (e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Trust and the Acquiring Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

          (f) There shall be no issued and outstanding shares of any Acquiring Class prior to the Closing Date other than shares issues to Forum Financial Group, LLC or its affiliates in order to approve certain Acquiring Class start-up matters. The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Corresponding Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

          (g) With the exception of the Institutional Shares of the Acquiring Fund, which commenced operations on June 28, 1999, the Trust will not commence the operations of any Acquiring Class prior to the Effective Time.

          (h) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its Assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated herein.

          (i) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

          (j) The Trust has made all state filings to register each Acquiring Class in each jurisdiction that the Corresponding Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

          (k) Since May 31, 2002, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund.

     7. CONDITIONS TO THE TARGET FUND'S OBLIGATIONS. The obligations of the Target Fund with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Trust shall have duly executed and delivered the applicable Reorganization Documents to the Target Fund.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Target Fund's Articles of Incorporation and applicable law. If the Target Fund shareholders fail to approve the Reorganization, that failure shall release the Target Fund of its obligations under this Plan.

          (c) The Trust shall have delivered to the Target Fund a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to the Target Fund, stating that the representations and warranties of the Trust in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Target Fund shall have received an opinion of Seward & Kissel LLP, as counsel to the Trust, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, substantially to the effect that:

               (1) The Trust is a Delaware business trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan has been duly authorized, executed and delivered by the Trust, and assuming due authorization, execution, and delivery of this Plan by the Target Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Trust;

               (4) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Trust Instrument or By-Laws of the Trust or any Material Agreement to which the Trust is a party or by which it is bound; and

               (5) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Reorganization or for the execution and delivery of the Acquiring Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

               In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion,
               (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Trust.

          (e) The Target Fund shall have received an opinion of Piper Rudnick LLP with respect to the tax matters specified in Section 8(e) addressed to the Target Fund and the Trust in form and substance reasonably satisfactory to them, and dated as of the Closing Date.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and the SEC shall not have instituted or, to the Knowledge of the Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
               Section 25(c) of the 1940 Act.

          (i) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

          (j) The Target Fund shall have received from the Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

          (k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (l) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (m) The parties shall have received a certificate from BrownIA Investment Advisory Incorporated stating that it will pay all of the expenses incurred by the Target Fund and the Trust in connection with the Reorganization.

          (n) The Board of Directors of the Target Fund shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.

          (o) The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial statements of the acquiring fund and the Target Fund.

     8. CONDITIONS TO TRUST'S OBLIGATIONS. The obligations of the Trust with respect to the Reorganization shall be subject to the following conditions precedent:

          (a) The Target Fund shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

          (b) The Target Fund's shareholders shall have approved the Reorganization in the manner required by the Target Fund's Articles of Incorporation and applicable law. If the Target Fund shareholders fail to approve the reorganization, that failure shall release the Target Fund of its obligations under this Plan.

          (c) The Target Fund shall have delivered to the Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of the Target Fund in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

          (d) The Trust shall have received an opinion of Morgan, Lewis & Bockius, LLP, as counsel to the Target Fund, in form and substance reasonably satisfactory to the Trust and dated as of the Closing Date, substantially to the effect that:

               (1) The Target Fund is a corporation duly created, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

               (2) The Plan and the documents executed by the Target Fund in order to effect the transactions contemplated by the Plan have been duly authorized, executed and delivered by the Target Fund and, assuming due authorization, execution and delivery of this Plan by the Trust on behalf of the Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

               (3) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation or By-Laws of the Target Fund or any Material Agreement to which the Target Fund is a party or by which it is bound; and

               (4) To the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization or the execution and delivery of the Target Fund's Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Target Fund.

               In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion,
               (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "Knowledge" and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of the Target Fund.

          (e) The Trust shall have received an opinion of Piper Rudnick LLP addressed to the Target Fund and the Trust in form and substance reasonably satisfactory to them, based upon representations made in certificates provided by them, their affiliates and/or principal shareholders and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

               (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a). The Acquiring Fund and the Target Fund each will be a "party to a reorganization." Code Section 368(b).

               (2) The Target Fund shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund in exchange for their voting shares of the Target Fund pursuant to the Reorganization. Code Section 354(a)(1).

               (3) The Target Fund will not recognize gain or loss on the transfer of all of its Assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund's Liabilities pursuant to the Reorganization. Code Sections 357(a) and 361(a).

               (4) The Target Fund will not recognize gain or loss on its distribution of voting shares of the Acquiring Fund to its shareholders pursuant to the liquidation of the Target Fund. Code Section 361(c).

               (5) The Acquiring Fund will not recognize gain or loss on its acquisition of all of the Assets of the Target Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund's Liabilities. Code Section 1032(a).

               (6) The aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Target Fund surrendered in exchange therefor. Code Section 358(a)(1).

               (7) The holding period of the voting shares of the Acquiring Fund received by each of the Target Fund's shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Target Fund exchanged therefor, provided that the shareholder held such shares as a capital asset on the date of the Reorganization. Code Section 1223(1).

               (8) The Acquiring Fund's basis in the Assets of the Target Fund received pursuant to the Reorganization will equal the Target Fund's basis in the Assets immediately before the Reorganization. Code Section 362(b).

               (9) The Acquiring Fund's holding period in the Target Fund's Assets received pursuant to the Reorganization will include the period during which the Target Fund held the Assets. Code Section 1223(2).

               (10) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Target Fund as of the date of the Reorganization. The Acquiring Fund will take these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares and no stop order suspending the effectiveness of the N-14 Registration Statement shall have been instituted or, the Knowledge of the Trust, contemplated by the SEC.

          (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

          (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under
               Section 25(c) of the 1940 Act.

          (i) The Target Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

          (j) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Target Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Target Fund's shareholder substantially all investment company taxable income of or attributable to the Target Fund earned prior to the Closing Date and substantially all net capital gain of or attributable to the Target Fund realized prior to such date.

          (k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

          (l) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

          (m) The parties shall have received a certificate from Brown Investment Advisory Incorporated stating that it will pay all of the expenses incurred by the Acquiring Fund and the Target Fund in connection with the Reorganization.

          (n) The Board of Trustees of the Trust shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of effecting the Reorganization.

          (o) The parties shall have received such assurances as they deem appropriate with respect to the audited and pro forma financial statements of the acquiring fund and the Target Fund.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees/Directors may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees/Directors determines that the consummation of the applicable Reorganization is not in the best interests of shareholders and gives notice to the other party.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by their respective Boards of Trustees/Directors, amend this Plan at anytime before or after the Target Fund's shareholders approve the Reorganization. However, after the Target Fund shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization as the other shall deem necessary, advisable or appropriate.

     16. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Date, a party becomes aware of any material information that is not reflected in the N-14 Registration Statement, the party discovering the information shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC, and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

     17. LIMITATION ON LIABILITIES. The obligations of the Target Fund, the Trust, and the Acquiring Fund shall not bind any of the Trustees/ Directors, shareholders, nominees, officers, agents, or employees of the Target Fund or the Trust personally, but shall bind only the Assets and property of the Acquiring Fund and Target Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or Target Fund, as appropriate.

     18. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

                  For the Target Fund:

                           Bruce A. Roseblum, Esq.
                           Deutsche asset Management, Inc.
                           One South street, BAL01-1806
                           Baltimore, Maryland 21202

                           Richard Jackson, Esq.
                           Morgan, Lewis & Bockius LLP
                           1111 Pennsylvania Avenue, NW
                           Washington, D.C. 20004


                  With copies to:





                  For the Trust:

                           Leslie K. Klenk, Esq.
                           Forum Financial Group, LLC
                           Two Portland Square
                           Portland, ME 04101

                  With copies to:

                           Anthony C.J. Nuland, Esq.
                           Seward & Kissel LLP
                           1200 G Street, N.W., Suite 350
                           Washington, DC 20005

     19. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers designated below to execute this Plan as of the date first written above.


                                                     EMERGING GROWTH FUND, INC.
                                                     (TARGET FUND)


ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:


                                                     THE TRUST, FOR ITSELF AND ON BEHALF OF
                                                     BROWNIA SMALL-CAP GROWTH FUND
                                                     (ACQUIRING FUND)

ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                       Name:
Title:                                                      Title:

                                   SCHEDULE A

                            CORRESPONDING CLASS TABLE

------------------------------------------------------------------ ---------------------------------------------------------
                                                                                  CORRESPONDING TARGET CLASS
                         ACQUIRING CLASS
-------------------------------------------- --------------------- ----------------------------------- ---------------------
BrownIA Small-Cap Growth Fund                Institutional Shares  Emerging Growth Fund, Inc.          Institutional Shares
-------------------------------------------- --------------------- ----------------------------------- ---------------------
                                             Institutional Shares                                      BIAT Shares
-------------------------------------------- --------------------- ----------------------------------- ---------------------
                                             A Shares                                                  A Shares
-------------------------------------------- --------------------- ----------------------------------- ---------------------
                                             B Shares                                                  B Shares
-------------------------------------------- --------------------- ----------------------------------- ---------------------
                                             C Shares                                                  C Shares
-------------------------------------------- --------------------- ----------------------------------- ---------------------

                                   SCHEDULE B

                               MATERIAL AGREEMENTS

(1) The following agreements are the Material Agreements of the Target Fund related to the Reorganization:

- Investment Advisory Agreement between Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Investment Company Capital Corp. dated June 4, 1999.

- Sub-Advisory Agreement by and among Emerging Growth Fund, Inc., Investment Company Capital Corp. and Brown Advisory Incorporated dated May 1, 2001.

- Distribution Agreement between Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and ICC Distributors, Inc. dated August 31, 1997, amended through May 7, 2001.

- Form of Amended and Restated Master Services Agreement with Investment Company Capital Corp. dated July 24, 2002.

- Custodian Agreement between Flag Investors Emerging Growth Fund, Inc. (now known as Emerging Growth Fund, Inc.) and Bankers Trust Company dated June 5, 1998, amended through 1999.


(2) The following agreements are the Material Agreements of the Trust related to the Reorganization:

- Administration Agreement between the Trust and Forum Administrative Services, LLC dated June 19, 1997, as amended and restated May 13, 2002.

- Form of Investment Advisory Agreement between the Trust and Brown Investment Advisory Incorporated.

- Distribution Agreement between the Trust and Forum Fund Services, LLC dated February 28, 1999, as amended and restated May 13, 2002.

- Custodian Agreement between the Trust and Forum Trust, LLC dated May 12, 1999.

- Transfer Agency and Services Agreement between the Trust and Forum Shareholder Services, LLC dated May 18, 1998, as amended and restated May 13, 2002.

- Fund Accounting Agreement between the Trust and Forum Accounting Services, LLC dated June 19, 1997, as amended and restated May 13, 2002.

                                   SCHEDULE C


(1) Claims, actions, suits, investigations or proceedings pending or threatened against the Target Fund or its Assets or businesses:

        NONE

(2) Orders, decrees or judgments to which the Target Fund is a party that adversely affect, or are reasonably likely to adversely affect, the Target Fund's financial condition, results of operations, business, properties or assets or ability to consummate the transactions contemplated by the Plan:

        NONE

                                    EXHIBIT B

                      MANAGEMENT DISCUSSION OF PERFORMANCE
                           EMERGING GROWTH FUND, INC.

Emerging Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

The past year was one of the most difficult periods in recent memory, made all the more so by the horrific terrorist attacks of September 11 that took the lives of several friends, thousands of fellow financial services colleagues, and other innocent victims. The stock market, which already was laboring, reacted to the attacks in a predictably emotional way. The Dow Jones Industrial average, the only major index that had not fallen the requisite 20% to confirm a Bear Market, fell through that level and all the others made new lows before beginning to recover in late September.

   Periods Ended                                    AVERAGE ANNUAL TOTAL RETURNS
   October 31, 2001                    Year-to-Date    1 Year  3 Years  5 Years

 Emerging Growth Fund--Class A Shares      (28.64)%  (37.49)%    2.09%    3.00%
--------------------------------------------------------------------------------
 Russell 2000 Growth Index                 (21.13)%  (31.50)%    0.95%    0.96%
--------------------------------------------------------------------------------
 Russell 2000 Index                        (10.41)%  (12.70)%    5.59%    6.07%
--------------------------------------------------------------------------------

Year-to-date 1 and trailing one year, the Fund under-performed the relevant indices. In spite of this near-term under performance, long term we continue to out-perform our primary style benchmark--the Russell 2000 Growth Index, as illustrated by the three and five year returns above.

While clearly disappointing, our performance for the reporting period is consistent with historical patterns of under-performance during sharply down markets. The Fund is comprised of both rapidly growing companies and those that we believe have strong market positions and the ability to resume growth in an improving economy. Consequently, we believe the Fund to be well positioned to benefit during a market recovery. The graph to the right comparing the Emerging Growth Fund--Class A Shares performance to the Russell 2000 Growth Index, in both up and down markets, illustrates this point.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Cumulative Total Returns 2 (%)
Emerging Growth Fund--Class A Shares            Russell 2000 Growth Index
6/24/94-
5/22/96                       106.6                          73.4
5/22/96-
4/28/97                       -17.8                         -20.7
4/28/97-
4/21/98                        62.6                          50.6
10/8/98-
3/9/00                        -45.7                         -41.9
4/21/98-
10/8/98                       232.9                         183.5
3/9/00-
9/21/01                       -61.8                           -60

--------------------------------------------------------------------------------
1 December 31, 2000 to October 31, 2001.
2 Excluding sales charges. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A
  SHARES AS OF OCTOBER 31, 2001, INCLUDING THE 5.50% MAXIMUM SALES CHARGE WERE:
  ONE-YEAR (40.93)%, FIVE-YEARS 1.84%, TEN-YEARS 5.56% PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURNS LESS THAN ONE YEAR ARE CUMULATIVE.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

At the beginning of the third quarter earnings reporting season, numerous disappointing announcements sent the market on a downward path, setting the tone for the quarter. In addition, an increasing number of economists opined that the economy had slipped into a recession, an event that the market's earlier recovery had not fully discounted. The September 11, 2001 terrorist attacks caused a virtual shutdown of the US economy, leaving very little room for debate that we are in a recession, prompting the government to provide immediate and significant monetary stimulus with fiscal stimulus anticipated in the future.

The weak economy caused a number of Fund companies to pre-announce disappointing third quarter operating results. There have, however, been fewer pre-announcements among our holdings than in previous quarters and the immediate market reaction to those disappointments has been more varied, with the stocks rising in several instances. Managements of some technology-related companies have indicated improved near-term visibility and the belief that the third quarter may have marked a bottom in their business.

Supporting this anecdotal evidence of a bottom forming, a growing number of economists believe that the recession will be relatively short in duration with a rebound likely in the first half of 2002. For the first time in more than 25 years, both monetary and fiscal policy are expansionary, a combination which should lead to a strong recovery. Of particular significance to the markets are the observations that market bottoms typically precede turns in the economy by some six months and that an increase in liquidity (money supply) eventually leads to greater demand for stocks and resulting higher share prices.

In conclusion, we are cautiously optimistic about the near-term outlook for the Fund but continue to believe in the long-term potential. These are unprecedented times, and geopolitical events can have a significant impact on investor psychology. We remain committed to our investment strategy and are closely reviewing our current holdings as well as continuing to seek new investment opportunities.

/S/ Frederick L. Meserve, Jr.

Frederick L. Meserve, Jr.
Portfolio Manager EMERGING GROWTH FUND
November 16, 2001

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Emerging Growth Fund--Class A Shares, Russell 2000 Growth Index, S&P 500 Index, Russell 2000 Index and Lipper Multi Cap Growth Funds Average Growth of a $10,000 Investment (since inception)2

              Emerging    Russell 2000               Russell    Lipper Multi
            Growth Fund-    Growth       S&P 500      2000       Cap Growth
           Class A Shares    Index        Index       Index     Funds Average

06/15/88      $10,000      $10,000      $10,000      $10,000     $10,000
07/31/88        9,721        9,814        9,962        9,905       9,752
08/31/88        9,442        9,457        9,624        9,653       9,426
09/30/88        9,721        9,725       10,034        9,909       9,817
10/31/88        9,486        9,563       10,313        9,799       9,750
11/30/88        9,364        9,191       10,166        9,474       9,512
12/31/88       10,192        9,640       10,344        9,846       9,850
01/31/89       11,199       10,052       11,101       10,286      10,467
02/28/89       11,567       10,076       10,824       10,361      10,384
03/31/89       11,628       10,356       11,077       10,605      10,633
04/30/89       12,487       10,872       11,652       11,068      11,268
05/31/89       13,029       11,393       12,124       11,545      11,790
06/30/89       12,522       11,026       12,055       11,281      11,527
07/31/89       12,959       11,543       13,143       11,716      12,386
08/31/89       13,730       11,874       13,400       12,002      12,822
09/30/89       13,677       12,011       13,346       12,040      12,929
10/31/89       13,056       11,354       13,036       11,328      12,432
11/30/89       12,819       11,454       13,302       11,404      12,616
12/31/89       13,474       11,584       13,621       11,447      12,750
01/31/90       11,635       10,389       12,707       10,447      11,734
02/28/90       11,985       10,782       12,870       10,771      12,081
03/31/90       12,395       11,277       13,211       11,190      12,575
04/30/90       11,975       10,942       12,882       10,825      12,313
05/31/90       13,544       11,917       14,138       11,591      13,623
06/30/90       13,554       11,988       14,042       11,615      13,652
07/31/90       12,585       11,444       13,997       11,104      13,261
08/31/90       10,666        9,787       12,732        9,625      11,845
09/30/90        9,556        8,860       12,113        8,773      10,945
10/31/90        8,926        8,363       12,061        8,238      10,678
11/30/90       10,226        9,132       12,841        8,866      11,578
12/31/90       10,636        9,567       13,198        9,218      12,055
01/31/91       11,095       10,466       13,773       10,051      13,025
02/28/91       12,295       11,668       14,758       11,172      14,070
03/31/91       13,095       12,490       15,115       11,958      14,735
04/30/91       12,885       12,342       15,151       11,928      14,613
05/31/91       13,684       12,938       15,805       12,497      15,389
06/30/91       12,555       12,057       15,081       11,769      14,555
07/31/91       13,524       12,604       15,784       12,182      15,504
08/31/91       14,494       13,160       16,158       12,632      16,169
09/30/91       14,534       13,358       15,887       12,731      16,139
10/31/91       15,224       13,927       16,101       13,068      16,571
11/30/91       14,074       13,201       15,452       12,464      15,937
12/31/91       15,913       14,465       17,219       13,462      18,046
01/31/92       16,383       15,601       16,898       14,552      18,283
02/29/92       16,693       15,767       17,117       14,977      18,506
03/31/92       15,274       14,861       16,784       14,470      17,690
04/30/92       14,414       13,998       17,277       13,963      17,145
05/31/92       14,204       13,966       17,362       14,149      17,212
06/30/92       13,245       13,076       17,104       13,480      16,504
07/31/92       13,714       13,486       17,802       13,949      17,154
08/31/92       13,274       12,967       17,438       13,555      16,703
09/30/92       13,384       13,329       17,643       13,868      17,070
10/31/92       13,524       13,877       17,704       14,308      17,660
11/30/92       14,484       15,172       18,307       15,403      18,845
12/31/92       14,452       15,589       18,531       15,940      19,299
01/31/93       14,379       15,782       18,686       16,479      19,552
02/28/93       13,762       14,925       18,941       16,099      18,787
03/31/93       14,296       15,309       19,341       16,621      19,478
04/30/93       13,501       14,823       18,873       16,165      18,800
05/31/93       14,306       15,712       19,378       16,880      19,934
06/30/93       13,971       15,750       19,435       16,986      20,028
07/31/93       13,668       15,907       19,357       17,220      20,005
08/31/93       14,337       16,668       20,091       17,964      20,990
09/30/93       14,682       17,219       19,937       18,471      21,518
10/31/93       14,651       17,717       20,349       18,946      21,707
11/30/93       13,752       17,000       20,155       18,323      21,089
12/31/93       14,340       17,671       20,399       18,949      21,865
01/31/94       14,635       18,142       21,093       19,543      22,477
02/28/94       15,083       18,062       20,520       19,473      22,287
03/31/94       14,258       16,952       19,625       18,445      20,995
04/30/94       13,822       16,978       19,877       18,554      20,978
05/31/94       13,610       16,598       20,203       18,346      20,700
06/30/94       12,632       15,889       19,708       17,723      19,654
07/31/94       13,115       16,115       20,355       18,014      20,077
08/31/94       14,258       17,298       21,190       19,018      21,372
09/30/94       14,576       17,370       20,672       18,954      21,239
10/31/94       15,201       17,555       21,136       18,879      21,622
11/30/94       14,611       16,845       20,366       18,117      20,783
12/31/94       15,062       17,242       20,668       18,604      21,084
01/31/95       15,275       16,890       21,204       18,369      21,013
02/28/95       16,268       17,671       22,031       19,133      21,861
03/31/95       16,575       18,187       22,681       19,463      22,578
04/30/95       16,138       18,461       23,349       19,895      22,850
05/31/95       16,386       18,702       24,282       20,237      23,364
06/30/95       18,159       19,991       24,846       21,287      24,866
07/31/95       19,046       21,549       25,670       22,513      26,593
08/31/95       19,838       21,815       25,734       22,979      26,915
09/30/95       20,949       22,265       26,820       23,390      27,742
10/31/95       20,205       21,169       26,725       22,344      27,236
11/30/95       20,599       22,104       27,898       23,282      28,207
12/31/95       20,686       22,594       28,435       23,897      28,416
01/31/96       20,174       22,407       29,402       23,871      28,692
02/29/96       21,971       23,428       29,676       24,615      29,603
03/31/96       22,046       23,891       29,961       25,116      29,979
04/30/96       24,541       25,726       30,403       26,459      31,644
05/31/96       25,652       27,045       31,188       27,502      32,630
06/30/96       24,728       25,288       31,306       26,372      31,591
07/31/96       21,684       22,200       29,923       24,069      28,945
08/31/96       23,431       23,844       30,554       25,466      30,439
09/30/96       25,140       25,072       32,275       26,462      32,511
10/31/96       23,880       23,990       33,164       26,054      32,059
11/30/96       24,654       24,657       35,671       27,127      33,585
12/31/96       24,452       25,138       34,964       27,838      33,137
01/31/97       26,243       25,766       37,148       28,395      34,797
02/28/97       24,166       24,210       37,439       27,706      33,425
03/31/97       22,063       22,502       35,901       26,399      31,306
04/30/97       22,141       22,241       38,044       26,473      31,979
05/31/97       26,281       25,584       40,361       29,418      34,953
06/30/97       27,657       26,452       42,172       30,679      36,204
07/31/97       28,319       27,807       45,525       32,106      39,293
08/31/97       29,500       28,642       42,974       32,841      38,573
09/30/97       32,005       30,927       45,327       35,244      40,982
10/31/97       30,071       29,070       43,813       33,696      39,024
11/30/97       29,877       28,377       45,842       33,478      39,101
12/31/97       29,522       28,393       46,629       34,064      39,499
01/31/98       29,222       28,014       47,145       33,526      39,240
02/28/98       32,167       30,487       50,545       36,005      42,726
03/31/98       34,553       31,766       53,134       37,490      44,827
04/30/98       33,844       31,961       53,668       37,697      45,116
05/31/98       30,054       29,639       52,746       35,667      42,984
06/30/98       30,681       29,941       54,888       35,742      44,991
07/31/98       27,231       27,441       54,304       32,849      43,323
08/31/98       21,108       21,107       46,465       26,470      35,016
09/30/98       23,604       23,247       49,428       28,542      37,931
10/31/98       26,017       24,459       53,450       29,706      39,797
11/30/98       27,640       26,357       56,692       31,262      42,782
12/31/98       31,472       28,742       59,955       33,196      47,754
01/31/99       30,067       30,034       62,462       33,638      50,374
02/28/99       27,135       27,287       60,521       30,913      47,222
03/31/99       27,367       28,259       62,944       31,396      50,066
04/30/99       28,458       30,754       65,380       34,209      51,261
05/31/99       28,785       30,803       63,835       34,709      50,566
06/30/99       30,735       32,426       67,378       36,278      54,305
07/31/99       29,249       31,423       65,275       35,283      53,086
08/31/99       28,949       30,248       64,952       33,977      52,871
09/30/99       30,872       30,831       63,171       33,984      52,991
10/31/99       33,217       31,621       67,169       34,122      56,995
11/30/99       37,021       34,964       68,549       36,159      62,340
12/31/99       46,973       41,127       72,571       40,252      73,589
01/31/00       42,309       40,744       68,924       39,606      71,986
02/29/00       61,398       50,223       67,620       46,146      87,165
03/31/00       50,516       44,944       74,235       43,104      85,147
04/30/00       45,418       40,406       72,001       40,510      77,029
05/31/00       42,085       36,868       70,524       38,149      71,397
06/30/00       46,469       41,631       72,263       41,475      79,845
07/31/00       43,276       38,063       71,133       40,140      77,091
8/31/00        47,673       42,067       75,551       43,203      86,670
9/30/00        42,996       39,977       71,563       41,933      83,079
10/31/00       44,284       36,732       71,260       40,061      77,090
11/30/00       37,141       30,063       65,642       35,949      63,396
12/31/00       38,792       31,902       65,963       39,036      65,856
1/31/01        40,563       34,484       68,304       41,069      67,537
2/28/01        33,854       29,757       62,076       38,374      57,362
3/31/01        29,468       27,052       58,143       36,497      51,175
4/30/01        34,942       30,364       62,661       39,352      57,211
5/31/01        35,933       31,067       63,081       40,319      57,086
6/30/01        38,272       31,958       61,546       41,747      55,799
7/31/01        34,796       29,196       60,940       39,488      52,928
8/31/01        32,002       27,373       57,125       38,213      48,974
9/30/01        24,594       22,956       52,507       33,069      43,121
10/31/01       27,681       25,165       53,512       28,869      45,757

                                                CUMULATIVE TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended            1 Year 3 Years  5 Years 10 Years       Since   1 Year  3 Years  5 Years 10 Years    Since
   October 31, 2001                                          Inception 2                                  Inception 2

 Emerging Growth Fund
   Class A Shares          (37.49)%   6.39%   15.92%   81.83%    176.81%  (37.49)%    2.09%    3.00%    6.16%   7.91%
   Class B Shares          (37.95)%   3.99%   11.36%      --%     10.61%  (37.95)%    1.31%    2.18%      --%   1.90%
   Class C Shares          (38.02)%     --%      --%      --%    (36.69)% (38.02)%      --%      --%      --% (30.61)%
   Institutional Class     (37.35)%   7.19%   17.30%      --%     36.64%  (37.35)%    2.34%    3.24%      --%   5.34%
--------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index 3          (31.50)%   2.87%    4.88%    80.69%   151.65%  (31.50)%    0.95%    0.96%    6.09%   7.17%
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Index 4           (24.91)%   0.12%   61.36%   232.36%   435.12%  (24.91)%    0.04%   10.04%   12.76%  13.41%
--------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 5      (12.70)%  17.73%   34.24%   167.73%   249.74%  (12.70)%    5.59%    6.07%   10.35%   9.85%
--------------------------------------------------------------------------------------------------------------------
 Lipper Multi Cap Growth
   Funds Average 6         (43.31)%   8.52%   38.56%   177.08%   357.57%  (43.31)%    2.22%    6.16%   10.38%  11.72%

--------------------------------------------------------------------------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2001, INCLUDING THE MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (40.93)%, FIVE-YEAR 1.84%, TEN-YEAR 5.56%, SINCE INCEPTION 7.45%; CLASS B
SHARES--ONE-YEAR  (41.05)%,  FIVE-YEAR  1.81%,  SINCE INCEPTION  1.73%;  CLASS C
SHARES--ONE-YEAR (38.64)%, SINCE INCEPTION (30.60)%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS FOLLOWS: CLASS A SHARES: 5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 Inception dates: Class A Shares June 15, 1988, Class B Shares,  June 20, 1996,
  Class C Shares July 31, 2000, Institutional Class November 2, 1995. Benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning June 30, 1988.
3 Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
4 S&P 500 Index is an unmanaged index that measures the performance of 500 large
  US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns. During the year ended October 31, 2001, the Fund changed its benchmark from the S&P 500 Index to the Russell 2000 Growth Index as it more closely reflects the sectors in which the Fund invests.
5 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000) from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time periods for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the Shareholder Letter and the Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not. Any performance figures shown are for the full period indicated.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Emerging Growth Fund--Class A Shares, Russell 2000 Growth Index, S&P 500 Index, Russell 2000 Index and Lipper Multi Cap Growth Funds Average Growth of a $10,000 Investment (since inception)2

              Emerging    Russell 2000               Russell    Lipper Multi
            Growth Fund-    Growth       S&P 500      2000       Cap Growth
           Class A Shares   Index 3      Index 4     Index 5   Funds Average 6

6/15/88       $ 9,483      $10,000      $10,000      $10,000     $10,000
7/31/88         9,186        9,814        9,962        9,905       9,752
8/31/88         8,923        9,457        9,624        9,653       9,426
9/30/88         9,186        9,725       10,034        9,909       9,817
10/31/88        8,964        9,563       10,313        9,799       9,750
11/30/88        8,849        9,191       10,166        9,474       9,512
12/31/88        9,631        9,640       10,344        9,846       9,850
1/31/89        10,583       10,052       11,101       10,286      10,467
2/28/89        10,931       10,076       10,824       10,361      10,384
3/31/89        10,988       10,356       11,077       10,605      10,633
4/30/89        11,800       10,872       11,652       11,068      11,268
5/31/89        12,312       11,393       12,124       11,545      11,790
6/30/89        11,833       11,026       12,055       11,281      11,527
7/31/89        12,246       11,543       13,143       11,716      12,386
8/31/89        12,975       11,874       13,400       12,002      12,822
9/30/89        12,925       12,011       13,346       12,040      12,929
10/31/89       12,338       11,354       13,036       11,328      12,432
11/30/89       12,114       11,454       13,302       11,404      12,616
12/31/89       12,733       11,584       13,621       11,447      12,750
1/31/90        10,995       10,389       12,707       10,447      11,734
2/28/90        11,326       10,782       12,870       10,771      12,081
3/31/90        11,713       11,277       13,211       11,190      12,575
4/30/90        11,316       10,942       12,882       10,825      12,313
5/31/90        12,799       11,917       14,138       11,591      13,623
6/30/90        12,809       11,988       14,042       11,615      13,652
7/31/90        11,893       11,444       13,997       11,104      13,261
8/31/90        10,079        9,787       12,732        9,625      11,845
9/30/90         9,030        8,860       12,113        8,773      10,945
10/31/90        8,435        8,363       12,061        8,238      10,678
11/30/90        9,664        9,132       12,841        8,866      11,578
12/31/90       10,051        9,567       13,198        9,218      12,055
1/31/91        10,485       10,466       13,773       10,051      13,025
2/28/91        11,619       11,668       14,758       11,172      14,070
3/31/91        12,375       12,490       15,115       11,958      14,735
4/30/91        12,176       12,342       15,151       11,928      14,613
5/31/91        12,931       12,938       15,805       12,497      15,389
6/30/91        11,864       12,057       15,081       11,769      14,555
7/31/91        12,780       12,604       15,784       12,182      15,504
8/31/91        13,697       13,160       16,158       12,632      16,169
9/30/91        13,735       13,358       15,887       12,731      16,139
10/31/91       14,387       13,927       16,101       13,068      16,571
11/30/91       13,300       13,201       15,452       12,464      15,937
12/31/91       15,038       14,465       17,219       13,462      18,046
1/31/92        15,482       15,601       16,898       14,552      18,283
2/29/92        15,775       15,767       17,117       14,977      18,506
3/31/92        14,434       14,861       16,784       14,470      17,690
4/30/92        13,621       13,998       17,277       13,963      17,145
5/31/92        13,423       13,966       17,362       14,149      17,212
6/30/92        12,517       13,076       17,104       13,480      16,504
7/31/92        12,960       13,486       17,802       13,949      17,154
8/31/92        12,544       12,967       17,438       13,555      16,703
9/30/92        12,648       13,329       17,643       13,868      17,070
10/31/92       12,780       13,877       17,704       14,308      17,660
11/30/92       13,687       15,172       18,307       15,403      18,845
12/31/92       13,657       15,589       18,531       15,940      19,299
1/31/93        13,588       15,782       18,686       16,479      19,552
2/28/93        13,005       14,925       18,941       16,099      18,787
3/31/93        13,510       15,309       19,341       16,621      19,478
4/30/93        12,758       14,823       18,873       16,165      18,800
5/31/93        13,519       15,712       19,378       16,880      19,934
6/30/93        13,203       15,750       19,435       16,986      20,028
7/31/93        12,916       15,907       19,357       17,220      20,005
8/31/93        13,548       16,668       20,091       17,964      20,990
9/30/93        13,874       17,219       19,937       18,471      21,518
10/31/93       13,845       17,717       20,349       18,946      21,707
11/30/93       12,996       17,000       20,155       18,323      21,089
12/31/93       13,551       17,671       20,399       18,949      21,865
1/31/94        13,830       18,142       21,093       19,543      22,477
2/28/94        14,253       18,062       20,520       19,473      22,287
3/31/94        13,474       16,952       19,625       18,445      20,995
4/30/94        13,062       16,978       19,877       18,554      20,978
5/31/94        12,861       16,598       20,203       18,346      20,700
6/30/94        11,937       15,889       19,708       17,723      19,654
7/31/94        12,394       16,115       20,355       18,014      20,077
8/31/94        13,474       17,298       21,190       19,018      21,372
9/30/94        13,774       17,370       20,672       18,954      21,239
10/31/94       14,365       17,555       21,136       18,879      21,622
11/30/94       13,807       16,845       20,366       18,117      20,783
12/31/94       14,234       17,242       20,668       18,604      21,084
1/31/95        14,435       16,890       21,204       18,369      21,013
2/28/95        15,373       17,671       22,031       19,133      21,861
3/31/95        15,663       18,187       22,681       19,463      22,578
4/30/95        15,250       18,461       23,349       19,895      22,850
5/31/95        15,485       18,702       24,282       20,237      23,364
6/30/95        17,160       19,991       24,846       21,287      24,866
7/31/95        17,998       21,549       25,670       22,513      26,593
8/31/95        18,747       21,815       25,734       22,979      26,915
9/30/95        19,797       22,265       26,820       23,390      27,742
10/31/95       19,094       21,169       26,725       22,344      27,236
11/30/95       19,466       22,104       27,898       23,282      28,207
12/31/95       19,548       22,594       28,435       23,897      28,416
1/31/96        19,064       22,407       29,402       23,871      28,692
2/29/96        20,763       23,428       29,676       24,615      29,603
3/31/96        20,833       23,891       29,961       25,116      29,979
4/30/96        23,191       25,726       30,403       26,459      31,644
5/31/96        24,241       27,045       31,188       27,502      32,630
6/30/96        23,368       25,288       31,306       26,372      31,591
7/31/96        20,491       22,200       29,923       24,069      28,945
8/31/96        22,142       23,844       30,554       25,466      30,439
9/30/96        23,757       25,072       32,275       26,462      32,511
10/31/96       22,567       23,990       33,164       26,054      32,059
11/30/96       23,298       24,657       35,671       27,127      33,585
12/31/96       23,107       25,138       34,964       27,838      33,137
1/31/97        24,800       25,766       37,148       28,395      34,797
2/28/97        22,837       24,210       37,439       27,706      33,425
3/31/97        20,850       22,502       35,901       26,399      31,306
4/30/97        20,923       22,241       38,044       26,473      31,979
5/31/97        24,836       25,584       40,361       29,418      34,953
6/30/97        26,136       26,452       42,172       30,679      36,204
7/31/97        26,761       27,807       45,525       32,106      39,293
8/31/97        27,878       28,642       42,974       32,841      38,573
9/30/97        30,245       30,927       45,327       35,244      40,982
10/31/97       28,417       29,070       43,813       33,696      39,024
11/30/97       28,234       28,377       45,842       33,478      39,101
12/31/97       27,898       28,393       46,629       34,064      39,499
1/31/98        27,615       28,014       47,145       33,526      39,240
2/28/98        30,398       30,487       50,545       36,005      42,726
3/31/98        32,653       31,766       53,134       37,490      44,827
4/30/98        31,983       31,961       53,668       37,697      45,116
5/31/98        28,401       29,639       52,746       35,667      42,984
6/30/98        28,994       29,941       54,888       35,742      44,991
7/31/98        25,733       27,441       54,304       32,849      43,323
8/31/98        19,947       21,107       46,465       26,470      35,016
9/30/98        22,306       23,247       49,428       28,542      37,931
10/31/98       24,586       24,459       53,450       29,706      39,797
11/30/98       26,120       26,357       56,692       31,262      42,782
12/31/98       29,741       28,742       59,955       33,196      47,754
1/31/99        28,413       30,034       62,462       33,638      50,374
2/28/99        25,643       27,287       60,521       30,913      47,222
3/31/99        25,862       28,259       62,944       31,396      50,066
4/30/99        26,893       30,754       65,380       34,209      51,261
5/31/99        27,202       30,803       63,835       34,709      50,566
6/30/99        29,045       32,426       67,378       36,278      54,305
7/31/99        27,640       31,423       65,275       35,283      53,086
8/31/99        27,357       30,248       64,952       33,977      52,871
9/30/99        29,174       30,831       63,171       33,984      52,991
10/31/99       31,390       31,621       67,169       34,122      56,995
11/30/99       34,985       34,964       68,549       36,159      62,340
12/31/99       44,389       41,127       72,571       40,252      73,589
1/31/00        39,982       40,744       68,924       39,606      71,986
2/29/00        58,021       50,223       67,620       46,146      87,165
3/31/00        47,738       44,944       74,235       43,104      85,147
4/30/00        42,920       40,406       72,001       40,510      77,029
5/31/00        39,770       36,868       70,524       38,149      71,397
6/30/00        43,913       41,631       72,263       41,475      79,845
7/31/00        40,896       38,063       71,133       40,140      77,091
8/31/00        45,051       42,067       75,551       43,203      86,670
9/30/00        40,631       39,977       71,563       41,933      83,079
10/31/00       41,848       36,732       71,260       40,061      77,090
11/30/00       35,098       30,063       65,642       35,949      63,396
12/31/00       36,658       31,902       65,963       39,036      65,856
1/31/01        38,332       34,484       68,304       41,069      67,537
2/28/01        33,854       29,757       62,076       38,374      57,362
3/31/01        27,847       27,052       58,143       36,497      51,175
4/30/01        33,020       30,364       62,661       39,352      57,211
5/31/01        33,957       31,067       63,081       40,319      57,086
6/30/01        36,167       31,958       61,546       41,747      55,799
7/31/01        32,882       29,196       60,940       39,488      52,928
8/31/01        30,242       27,373       57,125       38,213      48,974
9/31/01        23,241       22,956       52,507       33,069      43,121
10/31/01       26,159       25,165       53,512       28,869      45,757

   TOTAL RETURNS                                    AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                        1 Year    5 Years   10 Years       Since
   October 31, 2001                                                  Inception 2

 Emerging Growth Fund--Class A Shares  (40.93)%     1.84%       5.56%      7.45%

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The Class A Shares inception date is June 15, 1988.  Benchmark returns are for the period beginning June 30, 1988.
3 Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4 S&P 500 Index is an unmanaged index that measures the performance of 500 large
  US companies. During the year ended October 31, 2001, the Fund changed its benchmark from the S&P 500 Index to the Russell 2000 Growth Index as it more closely reflects the sectors in which the Fund invests.
5 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Emerging Growth Fund--Class B Shares, Russell 2000 Growth Index, S&P 500 Index, Russell 2000 Index and Lipper Multi Cap Growth Funds Average Growth of a $10,000 Investment (since inception)2

              Emerging    Russell 2000               Russell    Lipper Multi
            Growth Fund-    Growth       S&P 500      2000       Cap Growth
           Class B Shares   Index 3      Index 4     Index 5   Funds Average 6

6/20/96       $ 9,796      $10,000      $10,000      $10,000       $10,000
7/31/96         8,571        8,779        9,558        9,127         9,117
8/31/96         9,273        9,429        9,760        9,656         9,589
9/30/96         9,945        9,915       10,309       10,034        10,260
10/31/96        9,435        9,487       10,593        9,879        10,129
11/30/96        9,738        9,751       11,394       10,286        10,592
12/31/96        9,626        9,941       11,168       10,556        10,426
1/31/97        10,321       10,189       11,866       10,767        10,950
2/28/97         9,503        9,574       11,959       10,506        10,470
3/31/97         8,670        8,898       11,468       10,010         9,827
4/30/97         8,691        8,795       12,152       10,038        10,026
5/31/97        10,310       10,117       12,892       11,155        10,992
6/30/97        10,959       10,460       13,471       11,633        11,391
7/31/97        11,214       10,996       14,542       12,174        12,414
8/31/97        11,676       11,326       13,727       12,452        12,195
9/30/97        12,659       12,230       14,479       13,364        13,003
10/31/97       11,890       11,496       13,995       12,777        12,394
11/30/97       11,801       11,222       14,643       12,694        12,384
12/31/97       11,653       11,228       14,895       12,916        12,453
1/31/98        11,533       11,078       15,059       12,713        12,397
2/28/98        12,686       12,056       16,146       13,653        13,465
3/31/98        13,626       12,562       16,972       14,216        14,165
4/30/98        13,336       12,639       17,143       14,294        14,322
5/31/98        11,834       11,721       16,848       13,524        13,666
6/30/98        12,200       11,840       17,533       13,553        14,357
7/31/98        10,820       10,852       17,346       12,456        13,855
8/31/98         8,386        8,347       14,842       10,037        11,273
9/30/98         9,368        9,193       15,789       10,823        12,180
10/31/98       10,318        9,672       17,073       11,264        12,812
11/30/98       10,952       10,423       18,109       11,854        13,777
12/31/98       12,465       11,366       19,151       12,588        15,453
1/31/99        11,902       11,877       19,952       12,755        16,345
2/28/99        10,732       10,791       19,332       11,722        15,373
3/31/99        10,815       11,175       20,106       11,905        16,438
4/30/99        11,239       12,162       20,884       12,972        16,850
5/31/99        11,366       12,181       20,391       13,161        16,567
6/30/99        12,123       12,823       21,523       13,756        17,810
7/31/99        11,532       12,426       20,851       13,379        17,467
8/31/99        11,405       11,962       20,747       12,884        17,521
9/30/99        12,150       12,192       20,179       12,886        17,603
10/31/99       13,067       12,505       21,456       12,939        18,995
11/30/99       14,558       13,827       21,896       13,711        20,835
12/31/99       18,459       16,264       23,181       15,263        24,570
1/31/00        16,615       16,112       22,016       15,018        24,050
2/29/00        24,088       19,861       21,600       17,498        28,930
3/31/00        19,804       17,773       23,713       16,345        28,189
4/30/00        17,795       15,979       22,999       15,361        25,370
5/31/00        16,478       14,580       22,527       14,466        23,495
6/30/00        18,374       16,463       23,083       15,727        26,352
7/31/00        17,101       15,052       22,722       15,221        25,512
8/31/00        19,011       16,636       24,133       16,382        28,672
9/30/00        17,116       15,809       22,859       15,901        27,376
10/31/00       17,625       14,526       22,762       15,191        25,231
11/30/00       14,741       11,888       20,968       13,632        20,480
12/31/00       15,395       12,616       21,071       14,802        21,267
1/31/01        16,091       13,637       21,818       15,573        21,796
2/28/01        13,387       11,768       19,829       14,551        18,276
3/31/01        11,619       10,698       18,573       13,839        16,162
4/30/01        13,811       12,007       20,016       14,922        18,146
5/31/01        14,193       12,286       20,150       15,289        18,013
6/30/01        15,222       12,621       19,659       15,817        17,774
7/31/01        13,822       11,544       19,466       14,960        16,784
8/31/01        12,695       10,823       18,247       14,477        15,456
9/31/01         9,734        9,077       16,772       12,528        13,233
10/31/01       10,961        9,950       17,093       13,262        14,059

   TOTAL RETURNS                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                 1 Year   5 Years      Since
   October 31, 2001                                              Inception 2

 Emerging Growth Fund--Class B Shares          (41.05)%     1.81%      1.73%

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B shares decline over time from 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The Class B Shares inception date is June 20, 1996.  Benchmark returns are for the period beginning June 30, 1996.
3 Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4 S&P 500 Index is an unmanaged index that measures the performance of 500 large
  US companies. During the year ended October 31, 2001, the Fund changed its benchmark from the S&P 500 Index to the Russell 2000 Growth Index as it more closely reflects the sectors in which the Fund invests.
5 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Emerging Growth Fund--Class C Shares, Russell 2000 Growth Index, S&P 500 Index, Russell 2000 Index and Lipper Multi Cap Growth Funds Average Growth of a $10,000 Investment (since inception)2

              Emerging    Russell 2000               Russell    Lipper Multi
            Growth Fund-    Growth       S&P 500      2000       Cap Growth
           Class C Shares   Index 3      Index 4     Index 5   Funds Average 6

7/31/00         9,900       10,000       10,000       10,000        10,000
8/31/00        10,909       11,052       10,621       10,763        11,184
9/30/00         9,841       10,503       10,060       10,447        10,707
10/31/00       10,115        9,650       10,018        9,980         9,915
11/30/00        8,479        7,898        9,228        8,956         8,175
12/31/00        8,848        8,381        9,273        9,725         8,431
1/31/01         9,243        9,060        9,602       10,231         8,665
2/28/01         7,708        7,818        8,727        9,560         7,304
3/31/01         6,705        7,107        8,174        9,092         6,487
4/30/01         7,949        7,977        8,809        9,804         7,243
5/31/01         8,166        8,162        8,868       10,045         7,185
6/30/01         8,692        8,385        8,652       10,391         7,070
7/31/01         7,898        7,669        8,567        9,829         6,706
8/31/01         7,332        7,190        8,031        9,512         6,173
9/31/01         5,626        6,030        7,381        8,231         5,349
10/31/01        6,331        6,610        7,523        8,713         5,647

   TOTAL RETURNS                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                                       1 Year       Since
   October 31, 2001                                           Inception 2

 Emerging Growth Fund--Class C Shares                (38.64)%    (30.60)%

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The Class C Shares inception date is July 31, 2000.  Benchmark returns are for the period beginning July 31, 2001.
3 Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4 S&P 500 Index is an unmanaged index that measures the performance of 500 large
  US companies. During the year ended October 31, 2001, the Fund changed its benchmark from the S&P 500 Index to the Russell 2000 Growth Index as it more closely reflects the sectors in which the Fund invests.
5 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

--------------------------------------------------------------------------------

Emerging Growth Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

Emerging Growth Fund--Institutional Class, Russell 2000 Growth Index,
S&P 500 Index, Russell 2000 Index and Lipper Multi Cap Growth Funds Average Growth of a $250,000 Investment (since inception)2

              Emerging      Russell 2000              Russell     Lipper Multi
            Growth Fund-      Growth       S&P 500      2000       Cap Growth
       Institutional Shares  Index 3      Index 4     Index 5   Funds Average 6

11/2/95       $250,000       $250,000     $250,000   $250,000      $250,000
11/30/95       249,450        261,035      260,975    260,504       259,098
12/31/95       251,800        266,819      266,002    267,377       260,350
1/31/96        245,700        264,610      275,051    267,089       262,322
2/29/96        267,475        276,676      277,610    275,414       271,284
3/31/96        268,525        282,146      280,278    281,020       274,671
4/30/96        298,950        303,807      284,410    296,047       290,135
5/31/96        312,500        319,387      291,753    307,713       299,797
6/30/96        301,250        298,634      292,858    295,078       290,886
7/31/96        264,275        262,177      279,919    269,305       265,974
8/31/96        285,575        281,586      285,824    284,940       279,221
9/30/96        306,725        296,087      301,920    296,076       298,193
10/31/96       291,200        283,314      310,238    291,513       294,333
11/30/96       300,800        291,193      333,688    303,524       308,247
12/31/96       298,475        296,870      327,076    311,479       303,663
1/31/97        320,325        304,286      347,510    317,704       318,552
2/28/97        295,000        285,908      350,234    310,000       305,250
3/31/97        269,525        265,733      335,844    295,373       286,885
4/30/97        270,475        262,660      355,893    296,196       293,016
5/31/97        321,125        302,138      377,561    329,148       320,549
6/30/97        338,200        312,383      394,503    343,253       331,720
7/31/97        346,275        328,388      425,873    359,226       361,250
8/31/97        360,850        338,243      402,011    367,445       354,482
9/30/97        391,375        365,235      424,023    394,340       377,592
10/31/97       367,950        343,298      409,861    377,017       360,039
11/30/97       365,575        335,112      428,835    374,579       360,309
12/31/97       361,425        335,301      436,200    381,135       363,240
1/31/98        357,750        330,828      441,025    375,120       361,203
2/28/98        393,825        360,036      472,833    402,858       392,038
3/31/98        423,425        375,138      497,051    419,472       411,519
4/30/98        414,125        377,439      502,047    421,794       415,969
5/31/98        367,725        350,017      493,418    399,077       397,133
6/30/98        375,550        353,593      513,465    399,917       416,929
7/31/98        333,325        324,067      507,992    367,542       402,654
8/31/98        258,500        249,258      434,662    296,173       327,244
9/30/98        289,100        274,530      462,386    319,350       353,969
10/31/98       318,700        288,849      500,006    332,375       372,650
11/30/98       338,650        311,256      530,333    349,789       399,900
12/31/98       385,675        339,423      560,859    371,434       447,699
1/31/99        368,550        354,690      584,312    376,370       474,075
2/28/99        332,825        322,245      566,153    345,886       445,276
3/31/99        335,650        333,722      588,822    351,286       476,109
4/30/99        348,950        363,193      611,605    382,764       488,309
5/31/99        353,275        363,769      597,158    388,355       479,667
6/30/99        377,200        382,930      630,304    405,916       515,115
7/31/99        359,075        371,089      610,623    394,778       505,291
8/31/99        355,425        357,211      607,602    380,168       507,413
9/30/99        379,025        364,101      590,945    380,251       509,412
10/31/99       407,950        373,427      628,341    381,791       551,314
11/30/99       454,850        412,912      641,252    404,587       603,430
12/31/99       577,175        485,688      678,877    450,387       713,548
1/31/00        519,975        481,168      644,765    443,154       699,395
2/29/00        754,875        593,119      632,559    516,335       841,454
3/31/00        621,225        530,773      694,442    482,292       822,276
4/30/00        558,550        477,183      673,549    453,270       741,503
5/31/00        517,775        435,399      659,730    426,853       687,178
6/30/00        571,700        491,644      675,994    464,062       767,808
7/31/00        532,450        449,510      665,426    449,132       744,153
8/31/00        586,725        496,792      706,758    483,401       836,165
9/30/00        529,375        472,112      669,446    469,194       797,352
10/31/00       545,250        433,789      666,616    448,249       735,326
11/30/00       457,325        355,027      614,060    402,235       599,014
12/31/00       478,000        376,752      617,066    436,780       621,781
1/31/01        499,750        407,246      638,959    459,521       636,458
2/28/01        417,100        351,422      580,697    429,370       534,681
3/31/01        363,150        319,472      543,910    408,367       474,134
4/30/01        430,750        358,584      586,177    440,313       532,150
5/31/01        443,000        366,889      590,105    451,136       528,049
6/30/01        471,875        376,895      575,742    466,713       520,373
7/31/01        429,175        344,742      570,075    441,450       491,033
8/31/01        394,775        323,212      534,383    427,192       452,594
9/31/01        303,450        271,060      491,182    369,687       388,529
10/31/01       341,600        297,137      500,592    391,321       412,243

   TOTAL RETURNS                                AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                             1 Year      5 Years       Since
   October 31, 2001                                              Inception 2

 Emerging Growth Fund--Institutional Class  (37.35)%       3.24%      5.34%

--------------------------------------------------------------------------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares may be worth more or less than their original cost when redeemed. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The Institutional Class inception date is November 2, 1995.  Benchmark returns are for the period beginning October 31, 1995.
3 Russell 2000 Growth Index is an unmanaged  index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4 S&P 500 Index is an unmanaged index that measures the performance of 500 large
  US companies. During the year ended October 31, 2001, the Fund changed its benchmark from the S&P 500 Index to the Russell 2000 Growth Index as it more closely reflects the sectors in which the Fund invests.
5 Russell  2000 Index is an  unmanaged  index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
6 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.
--------------------------------------------------------------------------------

                                    EXHIBIT C

                      MANAGEMENT DISCUSSION OF PERFORMANCE
                          BROWNIA SMALL-CAP GROWTH FUND

                                                     May 31, 2002

Dear Shareholder:

For the year ended May 31, 2002 the BrownIA Small-Cap Growth Fund's (the "Fund") share value declined 29.22% as compared with a decline of 15.82% for the Russell 2000 Growth Index.* While we are not pleased with these results, they are more palatable when viewed in the context of the current environment. That environment is largely characterized by rapidly declining share prices resulting from "investors" penchant to sell first and ask questions later on negative news. This short-term mentality does not favor our long-term investment approach. However, as we continue to evaluate the health of the Fund's companies, with few exceptions, we believe it is strong. Many of the Fund's companies have been growing in spite of the slow-growth environment and are well positioned to increase their growth as the economy improves.

It would be easy to lay the blame for the Fund's underperformance on its heavy exposure to technology, a sector that has been very hard hit. Our analysis of the performance of the underlying individual stocks illustrates why we remain enthusiastic about the prospects for technology stocks when overall capital spending by corporate America accelerates. For example, ATMI, Inc., a company that sells consumables to semiconductor manufacturers, was one of the best performing stocks in the Fund. While its business remained under pressure, the stock responded very positively at the first signs of industry strength in Taiwan. The best performing stock during the last year was Getty Images, Inc. While this company is not a technology company (it provides stock images for advertising and editorial use), it utilizes technology through to digitize its images and sell over the internet. As such, it was caught up in the internet bubble of late 1999 and early 2000. We believe the stock has performed well recently because of management's extraordinary discipline in reducing expenses, visibility related to the benefits of digitizing its images, and very early signs of an up-tick in advertising spending. The lesson learned from these two situations is that small cap stocks can move very quickly, and it is important to be shareholders BEFORE concrete signs of an improvement appear in business conditions. Many other companies have continued to report strong growth, yet their share prices have been hard-hit. These include WebEx Communications, Inc., Digital Insight Corp., I-Many, Inc., and SonoSite, Inc. We believe that they too are well positioned to respond as sentiment improves.

On average, negative pressure continued on technology issues, but any controversy or negative news translated into poor stock performance in almost every sector. ArthroCare Corp., a health care products company, suffered a slight setback in moving to a new plant. Expenses were above plan and the shares were trounced. Tekelec, Inc., a supplier to the communications industry, did a remarkable job anticipating, planning for, and executing through the rough seas of the telecom world. Nonetheless, its share price declined abruptly, for no apparent reason other than the extreme level of angst surrounding the financial problems of telecom service providers.

The last twelve months continued to challenge the fortitude of small-capitalization growth investors. The factors negatively affecting investor sentiment are well known. They include the bursting of the telecommunications and technology spending bubble in 1999, the subsequent slow down of the overall U.S. economy, the horror of the events of September 11 and fears of further terrorist activity. And even with the beginning of a potential economic recovery this year, great attention is still focused on negative factors. While the market, technology in particular, exhibited signs of strength at year-end, it has spent the first five months of 2002 "testing" the lows reached on September 21, 2001.

Despite all this, the good news is that investors have adjusted their expectations to a more reasonable level. Whether or not it is reasonable enough to prevent the establishment of a new market low remains to be seen. What we do know is that investors have severely reduced their growth targets for many of the Fund's holdings. What may be underestimated, however, is the impact of significant cost reductions at most of those companies. This action is likely to provide a great deal of operating leverage when business conditions improve. At that time, or conceivably before, as in the case of Getty Images, Inc. and ATMI, Inc. we believe it is possible that expectations and share prices could rise substantially.

Frederick L. Meserve, Jr.
Portfolio Manager

--------------------------------------------


*FOR ADDITIONAL PERFORMANCE INFORMATION, PLEASE SEE PAGE 7. THE VIEWS IN THIS REPORT WERE THOSE OF THE PORTFOLIO MANAGER AS OF MAY 31, 2002 AND MAY NOT
REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (07/02).

BROWNIA SMALL-CAP GROWTH FUND AND BROWNIA GROWTH EQUITY FUND
PERFORMANCE CHARTS & ANALYSIS
May 31, 2002

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


These charts reflect the change in value of a $10,000 investment, including reinvested dividends and distributions, in BrownIA Small-Cap Growth Fund, compared with a broad-based securities market index, since the Fund's inception. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of each index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                       BROWNIA SMALL-CAP GROWTH FUND VS.
                          RUSSELL 2000(R) GROWTH INDEX

Average Annual Total Return on 5/31/02
1 Year:                                    (29.22%)
Since Inception on 6/28/99:                 (5.02%)
Investment Value on 5/31/02
BIA Small-Cap Growth Fund:                $ 8,600
Russell 2000(R) Growth Index:             $ 8,308


                          [Plot points for
     BrownIA Small-Cap Growth Fund  vs. Russell 2000(R) Growth Index]

                                 BrownIA
                                Small-Cap      Russell 2000(R)
                    Date       Growth Fund      Growth Index
                  --------     -----------     --------------
                  06/28/99        10,000            10,000
                  06/30/99        10,000            10,000
                  07/31/99         9,820             9,982
                  08/31/99         9,720             9,609
                  09/30/99        10,320             9,794
                  10/31/99        11,040            10,045
                  11/30/99        12,300            11,107
                  12/31/99        15,320            13,065
                  01/31/00        13,940            12,943
                  02/29/00        19,850            15,955
                  03/31/00        16,450            14,278
                  04/30/00        14,800            12,836
                  05/31/00        13,820            11,712
                  06/30/00        15,140            13,225
                  07/31/00        14,270            12,092
                  08/31/00        15,680            13,364
                  09/30/00        14,210            12,700
                  10/31/00        14,620            11,669
                  11/30/00        12,330             9,550
                  12/31/00        12,932            10,135
                  01/31/01        13,515            10,955
                  02/28/01        11,349             9,453
                  03/31/01         9,923             8,594
                  04/30/01        11,818             9,646
                  05/31/01        12,151             9,869
                  06/30/01        12,921            10,138
                  07/31/01        11,766             9,273
                  08/31/01        10,839             8,694
                  09/30/01         8,340             7,291
                  10/31/01         9,360             7,993
                  11/30/01        10,318             8,660
                  12/31/01        11,255             9,199
                  01/31/02        10,568             8,872
                  02/28/02         9,298             8,298
                  03/31/02        10,339             9,019
                  04/30/02         9,589             8,824
                  05/31/02         8,600             8,308

As of June 30, 2002, the Fund's one year and since inception average annual returns were -39.56% and -7.90%, respectively. During the period certain fees were waived or expenses reimbursed; otherwise, total returns would have been lower. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

                                    EXHIBIT D

                              FINANCIAL HIGHLIGHTS
                           EMERGING GROWTH FUND, INC.

EMERGING GROWTH FUND, INC.

     The tables below provide a picture of the financial performance of each Fund class for the past five fiscal years (or since inception if a class has not been in operation for five years). Certain information presented reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information, except for the six months ended April 30, 2002, has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available, upon request, free of charge.

INSTITUTIONAL SHARES                            FOR THE SIX
                                               MONTHS ENDED
                                                   APRIL 30,                         FOR THE YEARS ENDED OCTOBER 31,
                                                      2002 1      2001        2000       1999       1998        1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                   $17.28      $31.94      $24.54     $19.17     $23.25      $19.15
                                                     ------      ------      ------     ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS
     Expenses in excess of income                     (0.11) 2    (0.26) 2    (0.73)     (0.21)     (0.17) 2    (0.26)
     Net realized and unrealized
       gain(loss) on investments                       0.48      (10.42)       8.89       5.58      (2.86)        5.10
                                                     ------      ------      ------     ------     ------      -------
Total from investment operations                       0.37      (10.68)       8.16       5.37      (3.03)        4.84
                                                     ------      ------      ------     ------     ------      -------
DISTRIBUTIONS TO SHAREHOLDERS
     Net realized short-term gains                       --          --       (0.36)        --      (0.21)      (0.21)
     Net realized long-term gains                        --       (3.98)      (0.40)        --      (0.84)      (0.53)
                                                     ------      ------      ------     ------     ------      ------
Total Distributions                                      --       (3.98)      (0.76)        --      (1.05)      (0.74)
                                                     ------      ------      ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                         $17.65      $17.28      $31.94     $24.54     $19.17      $23.25
                                                     ======      ======      ======     ======     ======      ======
TOTAL INVESTMENT RETURN                                2.14%     (37.35)%     33.65%     28.01%    (13.39)%     26.36%
   SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of year
     (000s omitted)                                    $503      $1,236      $2,358     $7,578     $6,243     $13,068
         RATIOS TO AVERAGE NET ASSETS:
         EXPENSES IN EXCESS OF INCOME                 (1.20)% 3   (1.08)%     (0.88)%    (0.94)%    (0.76)%     (0.74)%
         EXPENSES AFTER WAIVERS AND/OR
REIMBURSEMENTS                                         1.25% 3     1.18%       1.07%      1.15%      1.16%       1.19%
         EXPENSES BEFORE WAIVERS AND/OR
REIMBURSEMENTS                                         1.52% 3     1.18%       1.07%      1.15%      1.16%       1.19%
   PORTFOLIO TURNOVER RATE                               13%         24%         36%        38%        23%         42%

1        Unaudited.
2        Calculated based on average shares.
3        Annualized.

EMERGING GROWTH FUND, INC.

CLASS A SHARES                                   FOR THE SIX
                                                MONTHS ENDED
                                                   APRIL 30,                          FOR THE YEARS ENDED OCTOBER 31,
                                                      2002 1       2001       2000       1999       1998         1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                   $17.04      $31.62     $24.36      $19.08     $23.17      $19.14
                                                     ------      ------      ------     ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS
     Expenses in excess of income                     (0.14) 2    (0.31) 2   (0.39)      (0.28)     (0.22)2     (0.18)
     Net realized and unrealized
      gain(loss) on investments                        0.48      (10.29)      8.41        5.56      (2.82)       4.95
                                                     ------      ------      ------     ------     ------      ------
Total from Investment operations                       0.34      (10.60)      8.02        5.28      (3.04)       4.77
                                                     ------      ------      ------     ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net realized short-term gains                       --          --       (0.36)        --      (0.21)      (0.21)
     Net realized long-term gains                        --       (3.98)      (0.40)        --      (0.84)      (0.53)
                                                     ------      ------      ------     ------     ------      ------
Total Distributions                                      --       (3.98)      (0.76)        --      (1.05)      (0.74)
                                                     ------      ------      ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                         $17.38      $17.04      $31.62     $24.36     $19.08      $23.17
                                                     ======      ======      ======     ======     ======      ======
TOTAL INVESTMENT RETURN 3                             2.05%      (37.49)%     33.32%     27.67%    (13.48)%     25.93%
   SUPPLEMENTAL DATA AND RATIOS:
         NET ASSETS, END OF YEAR
      (000s omitted)                               $39,084      $43,024    $84,322     $70,236    $65,247     $71,123
         RATIOS TO AVERAGE NET ASSETS:
         EXPENSES IN EXCESS OF INCOME                (1.45)% 4    (1.33)%    (1.14)%     (1.19)%    (1.03)%     (0.97)%
         EXPENSES AFTER WAIVERS AND/OR
REIMBURSEMENTS                                        1.50% 4      1.43%      1.32%       1.40%      1.41%       1.44%
         EXPENSES BEFORE WAIVERS AND/OR
REIMBURSEMENTS                                        1.77% 4      1.43%      1.32%       1.40%      1.41%       1.44%
   PORTFOLIO TURNOVER RATE                              13%          24%        36%         38%        23%         42%

1        Unaudited.
2        Calculated based on average shares.
3        Total return excludes the effect of sales charge.
4        Annualized.

EMERGING GROWTH FUND, INC.

CLASS B SHARES                                   FOR THE SIX
                                                MONTHS ENDED
                                                   APRIL 30,                          FOR THE YEARS ENDED OCTOBER 31,
                                                      2002 1       2001       2000       1999       1998         1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                   $16.20      $30.46      $23.67     $18.69     $22.88      $19.10
                                                     ------      ------      ------     ------     ------      ------

INCOME FROM INVESTMENT OPERATIONS
     Expenses in excess of income                     (0.19) 2    (0.47) 2    (0.45)     (0.55)     (0.37) 2    (0.18)
     Net realized and unrealized
       gain(loss) on investments                       0.46       (9.81)       8.00       5.53      (2.77)       4.70
                                                     ------      ------      ------     ------     ------      ------
Total from investment operations                       0.27      (10.28)       7.55       4.98      (3.14)       4.52
                                                     ------      ------      ------     ------     ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net realized short-term gains                       --          --       (0.36)        --      (0.21)      (0.21)
     Net realized long-term gains                        --       (3.98)      (0.40)        --      (0.84)      (0.53)
                                                     ------      ------      ------     ------     ------      ------
Total Distributions                                      --       (3.98)      (0.76)        --      (1.05)      (0.74)
                                                     ------      ------      ------     ------     ------      ------
NET ASSET VALUE, END OF YEAR                         $16.47      $16.20      $30.46     $23.67     $18.69      $22.88
                                                     ======      ======      ======     ======     ======      ======
TOTAL INVESTMENT RETURN 3                              1.67%     (37.95)%     32.32%     26.65%    (14.11)%     24.69%
   SUPPLEMENTAL DATA AND RATIOS:
         NET ASSETS, END OF YEAR
      (000s omitted)                                 $2,317      $2,758      $8,136     $3,662     $5,155      $5,719
         RATIOS TO AVERAGE NET ASSETS:
         EXPENSES IN EXCESS OF INCOME                 (2.20)% 4   (2.08)%     (1.89)%    (1.94)%    (1.77)%     (1.73)%
         EXPENSES AFTER WAIVERS AND/OR                 2.25% 4
REIMBURSEMENTS                                                     2.18%       2.07%      2.15%      2.16%       2.19%
         EXPENSES BEFORE WAIVERS AND/OR                2.52% 4
REIMBURSEMENTS                                                     2.18%       2.07%      2.15%      2.16%       2.19%
   PORTFOLIO TURNOVER RATE                               13%         24%         36%        38%        23%         42%

1        Unaudited
2        Calculated based on average shares.
3        Total return excludes the effect of sales charges.
4        Annualized.

EMERGING GROWTH FUND, INC.

CLASS C SHARES                                                                                        FOR THE PERIOD
                                                          FOR THE SIX                FOR THE         JULY 31, 2000 2
                                                         MONTHS ENDED             YEAR ENDED                 THROUGH
                                                       APRIL 30, 2002 1     OCTOBER 31, 2001        OCTOBER 31, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                           $16.18                 $30.47                  $29.83
                                                               ------                 ------                  ------

   INCOME FROM INVESTMENT OPERATIONS
     Expenses in excess of income                               (0.19) 3               (0.45) 2                (0.14)
     Net realized and unrealized gain
           (loss) on investments                                 0.46                  (9.86)                   0.78
                                                               ------                 ------                  ------
Total from investment operations                                 0.27                 (10.31)                   0.64
                                                               ------                 ------                  ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net realized long-term gains                                  --                  (3.98)                     --
                                                               ------                 ------                  ------
Total Distributions                                                --                  (3.98)                     --
                                                               ------                 ------                  ------
NET ASSET VALUE, END OF PERIOD                                 $16.45                 $16.18                  $30.47
                                                               ======                 ======                  ======
TOTAL INVESTMENT RETURN3                                         1.67%                (38.02)%                  2.15%
   SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of year (000s omitted)                      $170                   $113                    $102
         RATIOS TO AVERAGE NET ASSETS:
         EXPENSES IN EXCESS OF INCOME                           (2.20)% 5              (2.08)%                 (1.89)% 5
         EXPENSES AFTER WAIVERS AND/OR
REIMBURSEMENTS                                                   2.25% 5                2.18%                   2.07% 5
         EXPENSES BEFORE WAIVERS AND/OR
REIMBURSEMENTS                                                   2.52% 5                2.18%                   2.07% 5
        PORTFOLIO TURNOVER RATE                                    13%                    24%                     36%

1        Unaudited.
2        Commencement of operations.
3        Calculated based on average shares.
4        Total return excludes the effect of sales charges.
5        Aunnualized.

                                    EXHIBIT E

BROWNIA SMALL-CAP GROWTH FUND

BROWNIA SMALL-CAP GROWTH FUND

     The following table is intended to help you understand the BrownIA Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the BrownIA Fund assuming the reinvestment of all distributions. This information has been audited by Deloitte & Touche LLP. The BrownIA Fund's financial statements and the auditor's report are included in the BrownIA Fund's Annual Report dated May 31, 2001 which is available upon request, without charge.

                                                                                       BROWNIA SMALL-CAP GROWTH FUND(1)
                                                                                            YEAR ENDED MAY 31,
                                                                          --------------------------------------------------------
                                                                                2002               2001              2000(1)
                                                                          ------------------ ------------------ ------------------
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                                                      $11.67             $13.82             $10.00
Income from Investment Operations:
   Net Investment (Loss)                                                        (0.10)             (0.10)             (0.10)
   Net Realized and Unrealized Gain (Loss) on Investments                       (3.31)             (1.56)              3.92
                                                                                ------             ------              ----
Total from Investment Operations                                                (3.41)             (1.66)              3.82
                                                                                ------             ------              ----
Less Distributions:
   From Net Realized Gains                                                       --                (0.49)              --
Total Distributions                                                              --                (0.49)              --
Ending Net Asset Value                                                          $8.26             $11.67             $13.82
                                                                                =====             ======             ======
OTHER INFORMATION
Ratios to Average Net Assets
   Net Expenses                                                                  1.24%              1.25%              1.25%(3)
   Gross Expenses(2)                                                             1.24%              1.25%              1.35%(3)
   Net Investment Income(Loss)                                                  (1.17)%            (0.95)%            (0.80)%(3)
Total Return                                                                   (29.22)%           (12.08)%            38.20%
Portfolio Turnover Rate                                                         21%                 25%                30%
Net Assets at End of Period (in thousands)                                    $126,199           $107,656            $87,959

1    BrownIA Small-Cap Growth Fund commenced  operations on June 28, 1999. As of
     July 17, 2002, shares  outstanding of the BrownIA Fund were redesignated as
     Institutional  Shares.  Financial  highlights for A Shares,  B Shares and C
     Shares of BrownIA  Small-Cap  Growth Fund are not  reflected as those share classes had not commenced operations prior to May 31, 2002.
2    Reflects   expense  ratio  in  the  absence  of  fee  waivers  and  expense reimbursements.
3    Annualized.

                       STATEMENT OF ADDITIONAL INFORMATION

                   FORUM FUNDS - BROWNIA SMALL-CAP GROWTH FUND

                                 AUGUST 15, 2002

         This Statement of Additional Information supplements the Combined Proxy Statement/Prospectus dated August 15, 2002 relating to:

     (1)  the  proposed   transfer  of  substantially  all  of  the  assets  and
     liabilities of the Emerging Growth Fund, Inc. (the "Fund") to BrownIA Small-Cap Growth Fund (the "BrownIA Fund"), a series of Forum Funds (the "Trust") in exchange for shares of the BrownIA Fund (the "Reorganization").


         This Statement of Addition Information includes this page and the Pro Forma financial statements for the BrownIA Fund after the Reorganization and as of May 31, 2002, which follows as Appendix A.

         The following documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.


1.   The Statement of Additional Information for the Fund dated March 1, 2002.

2. The Statement of Additional Information for the BrownIA Fund dated August 1, 2002.

3.   The Annual Report of the Fund dated October 31, 2001.

4.   The Semi-Annual Report of the Fund dated April 30, 2002.


5.   The Annual Report of the BrownIA Fund dated May 31, 2002.

         This Statement of Additional Information is not a Prospectus; a Combined Proxy Statement/Prospectus dated August __, 2002, relating to the Reorganization may be obtained without charge by writing [Transfer Agent], [Street Address], [City], [State] [Zip Code] or call (800) XXX-XXXX. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement and the documents incorporated by reference herein.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX A

            PRO FORMA FINANCIAL STATEMENTS OF THE BROWNIA FUND POST-
                     REORGANIZATION AND AS OF MAY 31, 2002


                                  Appendix A-1

BROWNIA SMALL CAP GROWTH FUND
PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE TWELVE-MONTHS ENDED MAY 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        BROWNIA
                                                                                                                       SMALL-CAP
                                                                                                                        GROWTH
                                                            BROWNIA                                                    PRO FORMA
                                                           SMALL-CAP            EMERGING                               COMBINED
                                                          GROWTH FUND          GROWTH FUND          ADJUSTMENTS (a)       FUND
                                                       ------------------ ---------------------- ------------------ ----------------

INVESTMENT INCOME
   Interest income                                              $ 84,913               $ 40,472                $ -        $ 125,385
                                                       ------------------ ---------------------- ------------------ ----------------

EXPENSES
   Investment advisory fees                                    1,254,288                621,328            105,034        1,980,650
   Administrator fees                                            118,598                      -             54,951          173,549
   Transfer agency fees                                           21,294                 76,030             15,826          113,150
   Custody fees                                                   23,889                 20,777            (14,060)          30,606
   Accounting fees                                                39,000                 47,500            (11,500)          75,000
   Reporting fees                                                  8,159                 65,988            (63,647)          10,500
   Professional fees                                              38,756                 92,292            (97,148)          33,900
   Trustees fees and expenses                                      5,462                  4,794             (4,058)           6,198
   Distribution fees:
     A Shares                                                          -                118,440               (687)         117,753
     B Shares                                                          -                 31,491               (183)          31,308
     C Shares                                                          -                  1,360                 (9)           1,351
   Compliance fees                                                27,625                 46,333            (26,919)          47,039
   Miscellaneous expenses                                         19,277                  1,341              3,629           24,247
                                                       ------------------ ---------------------- ------------------ ----------------
      Total Expenses                                           1,556,348              1,127,674            (38,770)       2,645,252
   Fees waived and expenses reimbursed                                 -                (79,876)           (16,330)         (96,206)
                                                       ------------------ ---------------------- ------------------ ----------------
      Net Expenses                                             1,556,348              1,047,798            (55,100)       2,549,046
                                                       ------------------ ---------------------- ------------------ ----------------
NET INVESTMENT LOSS                                           (1,471,435)            (1,007,326)            55,100       (2,423,661)
                                                       ------------------ ---------------------- ------------------ ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
    Investment transactions                                   (7,917,121)              (643,636)                 -       (8,560,757)
    Redemption in-kind                                                 -             14,917,207                  -       14,917,207
Net change in unrealized appreciation
    (depreciation) on investments                            (29,483,534)           (42,015,015)                 -      (71,498,549)
                                                       ------------------ ---------------------- ------------------ ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS       (37,400,655)           (27,741,444)                 -      (65,142,099)
                                                       ------------------ ---------------------- ------------------ ----------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ (38,872,090)         $ (28,748,770)          $ 55,100    $ (67,565,760)
                                                       ================== ====================== ================== ================

  (a)  See Note 3 to Pro Forma Footnotes.


                                   Appendix A-2

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2002
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      BROWNIA
                                                                                                                     SMALL-CAP
                                                                                                                       GROWTH
                                                               BROWNIA                                                 PRO FORMA
                                                              SMALL-CAP           EMERGING                            COMBINED
                                                              GROWTH FUND       GROWTH FUND          ADJUSTMENTS        FUND
                                                            ------------------------------------   ------------------------------

ASSETS
   Total investments, at value (Cost $142,306,957
      and $36,917,913, respectively)                         $ 126,424,955         $ 38,623,692               $ -   $ 165,048,647
   Cash                                                                  -                  768                 -            768
   Receivable for interest                                           7,524                   94                 -          7,618
   Receivable for securities sold                                        -                    -                 -              -
   Receivable for fund shares sold                                 126,162                1,999                 -        128,161
   Prepaid expenses and other receivables                            6,661               54,128                 -         60,789
                                                            ---------------  -------------------   ---------------  -------------
      Total Assets                                             126,565,302           38,680,681                 -    165,245,983
                                                            ---------------  -------------------   ---------------  -------------

LIABILITIES
   Payable for securities purchased                                      -                    -                 -              -
   Payable for fund shares redeemed                                201,404              100,169                 -        301,573
   Payable to transfer agent                                             -               14,154                 -         14,154
   Payable to custodian                                                  -                6,409                 -          6,409
   Payable to accountant                                                 -                3,404                 -          3,404
   Payable to administrator                                         10,533                    -                 -         10,533
   Payable to investment adviser                                   115,330               31,750                 -        147,080
   Accrued expenses and other liabilities                           38,817               73,327                 -        112,144
                                                            ---------------  -------------------   ---------------  -------------
      Total Liabilities                                            366,084              229,213                 -        595,297
                                                            ---------------  -------------------   ---------------  -------------

NET ASSETS                                                   $ 126,199,218         $ 38,451,468               $ -   $ 164,650,686
                                                            ===============  ===================   ===============  =============

COMPONENTS OF NET ASSETS
     Paid-in capital                                         $ 155,194,651         $ 29,483,210               $ -   $ 184,677,861
     Undistributed net investment loss                                   -             (449,353)                -       (449,353)
     Unrealized appreciation (depreciation) on investments     (15,882,002)           1,705,779                 -    (14,176,223)
     Accumulated net realized gain (loss)                      (13,113,431)           7,711,832                 -     (5,401,599)
                                                            ---------------  -------------------   ---------------  -------------
NET ASSETS                                                   $ 126,199,218         $ 38,451,468               $ -   $ 164,650,686
                                                            ===============  ===================   ===============  =============

SHARES OF BENEFICIAL INTEREST
   A SHARES                                                     15,277,210            2,203,588         1,946,506  (a)19,427,304
   B SHARES                                                            N/A              139,703           109,381  (a)   249,084
   C SHARES                                                            N/A               10,350             8,078  (a)    18,428
   INSTITUTIONAL SHARES                                                N/A               28,499            26,013  (a)   237,534
   BIAT SHARES                                                         N/A               95,725            87,297  (a)           (c)

NET ASSET VALUE:
   A SHARES                                                         $ 8.26              $ 15.56                 -          $8.26 (b)
   B SHARES                                                            N/A              $ 14.73                 -          $8.26 (b)
   C SHARES                                                            N/A              $ 14.71                 -          $8.26 (b)
   INSTITUTIONAL SHARES                                                N/A              $ 15.80                 -          $8.26
   BIAT SHARES                                                         N/A              $ 15.79                 -            N/A

OFFERING PRICE PER SHARE (NAV / (1-MAXIMUM SALES LOAD)):
   A SHARES                                                         $ 8.26              $ 16.47                 -          $8.74
   B SHARES                                                            N/A              $ 14.73                 -          $8.26
   C SHARES                                                            N/A              $ 14.71                 -          $8.26
   INSTITUTIONAL SHARES                                                N/A              $ 15.80                 -          $8.26
   BIAT SHARES                                                         N/A              $ 15.79                 -            N/A

MAXIMUM SALES LOAD:
   A SHARES                                                          0.00%                5.50%                 -          5.50%
   B SHARES                                                            N/A                0.00%                 -          0.00%
   C SHARES                                                            N/A                0.00%                 -          0.00%
   INSTITUTIONAL SHARES                                                N/A                0.00%                 -          0.00%
   BIAT SHARES                                                         N/A                0.00%                 -            N/A


 (a) Reflects the increase of shares outstanding due to the combination.
 (b) Redemption price may be reduced by contingent deferred sales charge.
 (c) BIAT shares are combining into Institutional shares for the Pro Forma Combined Fund


                                   Appendix A-3

BROWNIA SMALL-CAP GROWTH FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 2002 BROWNIA
                                                                                                                        SMALL-CAP
                                                                                                                          GROWTH
   BROWNIA                                                                             BROWNIA                          PRO FORMA
  SMALL-CAP      EMERGING          TOTAL                                              SMALL-CAP         EMERGING         COMBINED
 GROWTH FUND   GROWTH FUND        SHARES       SECURITY DESCRIPTION                  GROWTH FUND      GROWTH FUND          FUND (a)
-----------------------------   -------------------------------------------         --------------   ---------------   -------------



                             COMMON STOCK                                                   95.6%             98.7%           96.3%

                                AUTOS & TRANSPORTATION                                       8.6%              8.8%            8.6%
      245,160         77,412     322,572 Atlantic Coast Airlines Holdings, Inc. +     $ 5,344,488       $ 1,687,581     $ 7,032,069
      171,835         54,002     225,837 Forward Air Corp. +                            5,447,170         1,711,863       7,159,033
                                                                                    --------------   ---------------   -------------
                                                                                       10,791,658         3,399,444      14,191,102
                                                                                    --------------   ---------------   -------------

                                CONSUMER DISCRETIONARY                                      26.5%             27.4%           26.7%
      193,709         61,364     255,073 Apollo Group, Inc. +                           6,679,087         2,115,831       8,794,918
       76,702         24,124     100,826 Bright Horizons Family Solutions, Inc. +       2,266,544           712,864       2,979,408
      138,092         43,421     181,513 CoStar Group, Inc. +                           2,933,074           922,262       3,855,336
      209,389         65,812     275,201 Edison Schools, Inc. +                           215,671            67,786         283,457
      235,144         73,959     309,103 Getty Images, Inc. +                           7,903,191         2,485,762      10,388,953
       64,192         20,174      84,366 Hot Topic, Inc. +                              1,643,315           516,454       2,159,769
       73,726         23,168      96,894 Krispy Kreme Doughnuts, Inc. +                 2,794,215           878,067       3,672,282
       60,083         18,759      78,842 MemberWorks, Inc. +                            1,032,225           322,280       1,354,505
      161,249         50,679     211,928 O'Charleys, Inc. +                             3,703,890         1,164,097       4,867,987
       66,559         21,103      87,662 Princeton Review, Inc. +                         532,472           168,824         701,296
      256,780         80,693     337,473 QRS Corp. +                                    2,483,063           780,301       3,263,364
       77,025         24,207     101,232 Tweeter Home Entertainment Group, Inc. +       1,297,101           407,646       1,704,747
                                                                                    --------------   ---------------   -------------
                                                                                       33,483,848        10,542,174      44,026,022
                                                                                    --------------   ---------------   -------------

                                FINANCIAL SERVICES                                           3.0%              3.1%            3.0%
      268,443         84,722     353,165 Digital Insight Corp. +                        3,814,575         1,203,900       5,018,475

                                HEALTH CARE                                                 18.3%             18.9%           18.5%
       39,946         12,574      52,520 Affymetrix, Inc. +                               956,707           301,147       1,257,854
      392,226        123,264     515,490 ArthroCare Corp. +                             4,396,853         1,381,789       5,778,642
       21,157          6,664      27,821 Aspect Medical Systems, Inc. +                   104,939            33,053         137,992
      306,456         96,340     402,796 Eclipsys Corp. +                               4,544,742         1,428,722       5,973,464
       74,764         23,616      98,380 EPIX Medical, Inc. +                             745,397           235,452         980,849
      137,061         43,068     180,129 Incyte Genomics, Inc. +                        1,007,261           316,507       1,323,768
       35,104         11,105      46,209 Neose Technologies, Inc. +                       370,698           117,269         487,967
      167,775         52,813     220,588 SonoSite, Inc. +                               2,709,566           852,930       3,562,496
      283,024         89,289     372,313 Sunrise Assisted Living, Inc. +                8,267,131         2,608,132      10,875,263
                                                                                    --------------   ---------------   -------------
                                                                                       23,103,294         7,275,001      30,378,295
                                                                                    --------------   ---------------   -------------

                                MATERIALS & PROCESSING                                       2.7%              2.8%            2.7%
       52,856         16,615      69,471 Symyx Technologies +                             858,381           269,828       1,128,209
       91,440         28,737     120,177 Trex Co., Inc. +                               2,532,888           796,015       3,328,903
                                                                                    --------------   ---------------   -------------
                                                                                        3,391,269         1,065,843       4,457,112
                                                                                    --------------   ---------------   -------------

                                PRODUCER DURABLES                                           10.3%             10.7%           10.4%
      108,867         34,232     143,099 AstroPower, Inc. +                             3,580,636         1,125,890       4,706,526
      229,220         72,378     301,598 ATMI, Inc. +                                   6,108,713         1,928,874       8,037,587
      312,183         98,116     410,299 Powerwave Technologies, Inc. +                 3,312,262         1,041,011       4,353,273
                                                                                    --------------   ---------------   -------------
                                                                                       13,001,611         4,095,775      17,097,386
                                                                                    --------------   ---------------   -------------

                                TECHNOLOGY                                                  26.2%             27.0%           26.4%
      156,918         49,306     206,224 Alpha Industries, Inc. +                       1,598,994           502,428       2,101,422
       61,597         19,360      80,957 Digimarc Corp. +                                 788,442           247,808       1,036,250
      329,976        104,092     434,068 Documentum, Inc. +                             4,289,688         1,353,196       5,642,884
      636,814        200,603     837,417 I-Many, Inc. +                                 2,751,036           866,605       3,617,641
      166,830         52,835     219,665 i2 Technologies, Inc. +                          658,979           208,698         867,677
      124,466         39,151     163,617 Novadigm, Inc. +                                 877,485           276,015       1,153,500
       16,454          5,180      21,634 Power Integrations, Inc. +                       371,038           116,809         487,847
      202,211         63,870     266,081 RSA Security, Inc. +                           1,162,511           367,186       1,529,697
      373,029        117,231     490,260 SIPEX Corp. +                                  3,540,045         1,112,522       4,652,567
       56,535         17,799      74,334 Synopsys, Inc. +                               2,851,625           897,782       3,749,407
      322,560        101,534     424,094 Synplicity, Inc. +                             2,096,640           659,971       2,756,611
      392,306        123,298     515,604 Tekelec, Inc. +                                4,158,444         1,306,959       5,465,403
      236,094         74,219     310,313 Tripath Technology, Inc. +                       266,786            83,867         350,653
      374,812        118,270     493,082 WebEx Communications, Inc. +                   5,228,627         1,649,867       6,878,494
      352,677        111,286     463,963 Wind River Systems, Inc. +                     2,369,989           747,842       3,117,831
                                                                                    --------------   ---------------   -------------
                                                                                       33,010,329        10,397,555      43,407,884
                                                                                    --------------   ---------------   -------------

                             Total Common Stock (Cost $136,478,586
                                and $36,273,913 respectively)                         120,596,584        37,979,692      158,576,276
                                                                                    ==============   ===============   =============

                             SHORT-TERM INVESTMENTS                                          4.6%              1.7%            3.9%
    5,828,371              -   5,828,371  Deutsche Cash Management Fund                 5,828,371                 -       5,828,371
            -        644,000     644,000  Goldman Sachs & Co. Repurchase Agreement              -           644,000         644,000
                                                                                    --------------   ---------------   -------------
                             Total Short-Term Investments (Cost $5,828,371
                                and $644,000 respectively)                              5,828,371           644,000       6,472,371

     14181817      3,274,444 Total Investments - Costs                                142,306,957        36,917,913     179,224,870
                             Total Investments -Value                              $  126,424,955    $  38,623,692    $  165,048,647

                             + Non-income producing security.

                                         Net Assets                                   126,199,218        38,451,468     164,650,686
                                         Stock As % of NA                                   95.6%             98.7%           96.3%
                                         Stock As % of Total Investments                    95.4%             98.3%           96.1%


(a) As of May 31, 2002, all of the securities held by the Emerging Growth Fund would comply with the compliance guidelines and/or investment restricitions of the BrownIA Small Cap Growth Fund.


                                   Appendix A-4

BROWNIA SMALL CAP GROWTH FUND
PRO FORMA CAPITALIZATION (UNAUDITED)
MAY 31, 2002

The following  table sets forth the  capitalization  of BrownIA Small Cap Growth
 Fund and Emerging Growth Fund, and indicates the pro forma combined capitalization as of May 31, 2002 as if the reorganization had occurred on that date.

                                                                                                       BROWNIA
                                                                                                      SMALL CAP
                                                                                                       GROWTH
                                                 BROWNIA                                              PRO FORMA
                                                SMALL CAP                  EMERGING                   COMBINED
                                               GROWTH FUND                GROWTH FUND                   FUND
                                          ----------------------------------------------------------------------------

Net assets                                           126,199,218                38,451,468                164,650,686

Net asset value per share:
     A Shares                                               8.26                     15.56                       8.26
     B Shares                                                N/A                     14.73                       8.26
     C Shares                                                N/A                     14.71                       8.26
     Institutional Shares                                    N/A                     15.80                       8.26
     BIAT Shares                                             N/A                     15.79                        N/A

Shares outstanding:
     A Shares                                         15,277,210                 2,203,588                 19,427,304 (a)
     B Shares                                                N/A                   139,703                    249,084 (b)
     C Shares                                                N/A                    10,350                     18,428 (c)
     Institutional Shares                                    N/A                    28,499                    237,534 (d)
     BIAT Shares                                             N/A                    95,725                        N/A


Shares authorized                                      Unlimited                 Unlimited                  Unlimited


(a)  Reflects  BrownIA A shares plus an increased  share  amount from  converted
     Deutsche Emerging Growth Fund A Shares  (15,277,210 + 2,203,588 + 1,946,506
     (conversion increase) = 19,427,304).

(b)  Reflects  an  conversion  increase of shares of 109,381  from the  Deutsche
     Emerging Growth Fund B Shares total. (c) Reflects an conversion increase of shares of 8,078 from the Deutsche Emerging Growth Fund C Shares total. (d)
     Reflects  an  conversion  increase  of shares of 26,013  from the  Deutsche
     Emerging  Growth Fund  Institutional  Shares  total,  plus 95,725 shares of
     Deutsche Emerging Growth Fund BIAT Shares, and a conversion increase of shares of 87,297 from the Deutsche Emerging Growth Fund BIAT Shares total.


                                   Appendix A-5

PRO FORMA FOOTNOTES REGARDING THE REORGANIZATION OF EMERGING GROWTH FUND, INC. INTO BROWNIA SMALL-CAP GROWTH FUND AS OF MAY 31, 2002 (UNAUDITED)

NOTE 1.  BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Emerging Growth Fund, Inc. (the "Fund") into BrownIA Small-Cap Growth Fund, Inc., a series of Forum Funds (the "BrownIA
Fund), as if such reorganization had taken place as of May 31, 2002, the fiscal year-end of BrownIA Fund. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned reorganization of the Fund with and into the BrownIA Fund had taken place as of May 31, 2002. For purposes of these Pro Forma statements, the data for the Fund and the BrownIA Fund is for the twelve month period ended May 31, 2002.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Fund and the BrownIA Fund should be treated as a tax free business combination and accordingly will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for shares of the BrownIA Fund at net asset value. The statements of assets and liabilities and the related statements of operations of the Fund and the BrownIA Fund have been combined using data from the fund and data from the BrownIA Fund as of May 31, 2002.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of the Fund and the BrownIA Fund should be read in conjunction with the historical financial statements of each of the Fund and the BrownIA Fund which have been incorporated by reference into this Statement of Additional Information.

NOTE 2.  SHARES OF BENEFICIAL INTEREST

Under the proposed reorganization, the Fund will receive shares of the BrownIA Fund with an aggregate value equal to the Fund's net assets transferred to the BrownIA Fund. Shareholders will receive shares of a comparable class of the BrownIA Fund equal in value to aggregate value of the shares of the Fund class in which they invest. Accordingly, shareholders of a Fund class will become shareholders of a comparable class of the BrownIA Fund.

The Pro Forma net asset value per share assumes that additional shares of the BrownIA Fund would have been issued on May 31, 2002 as a result of the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on net assets of the Fund and the net asset value per share of the BrownIA Fund as of May 31, 2002.

NOTE 3.  PRO FORMA ADJUSTMENTS

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the Fund's and the BrownIA Fund's investments. Accordingly, the combined gross investment income is equal to the sum of each of the Fund's and the BrownIA Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, custody, shareholder servicing and distribution fees of the combined fund and/or any related waivers and reimbursements are based on the fee schedule in effect for the BrownIA Fund based on the average net assets of Fund and the BrownIA Fund for the twelve months ended May 31, 2002.



                                   Appendix A-6

                                     PART C

                                OTHER INFORMATION

ITEM 15 - INDEMNIFICATION.

THE TRUST INSTRUMENT

In accordance with Section 3803 of the Delaware Business Trust Act, SECTION 10.2 of the Registrant's Trust Instrument provides as follows:

"SECTION 10.02 INDEMNIFICATION. (a) Subject to the exceptions and limitations contained in Subsection 10.02(b): (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

         (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

         (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

         (ii)  in  the  event  of  a   settlement,   unless  there  has  been  a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

THE INVESTMENT ADVISORY AGREEMENTS

Section 4 of the Trust's Investment Advisory Agreements with Austin Investment Management, Inc. (Austin Global Equity Fund), Forum Investment Advisors, LLC (Maine TaxSaver Bond Fund and New Hampshire Bond Fund), Grosvenor Capital Management, LLC (Investors Bond Fund and TaxSaver Bond Fund) and H.M. Payson & Company, Inc. (Payson Balanced Fund and Payson Value Fund) includes language similar to the following:

"SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Adams, Harkness & Hill, Inc.; Brown Advisory Incorporated; D.F. Dent and Company, Inc.; King Investment Advisors, Inc.; Mastrapasqua & Associates; Polaris Capital Management, Inc.; Shaker Management, Inc.; and Trillium Asset Management Corporation provide similarly as follows:

"SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

THE DISTRIBUTION AGREEMENT

Section 8 of the Trust's Distribution Agreement with Forum Fund Services, LLC provides:

SECTION 8. INDEMNIFICATION. (a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

         (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

         (ii)  any  act  of,  or   omission   by,   Distributor   or  its  sales
         representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.

ITEM 16 - EXHIBITS.

All references to a post effective amendment ("PEA") are to PEAs to Registrant's Registration Statement on Form N-1A, file numbers 2-67052 and 811-3023.


(1) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in PEA No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(2) Registrant's By-Laws (Exhibit incorporated by reference as filed as Exhibit (b) to PEA No 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).


(3)       None.


(4) (a) Form of Agreement and Plan of Reorganization between Registrant and Short-Intermediate Income Fund, Inc. is filed herewith as Exhibit A to the Proxy Statement/Proxy for the reorganization of Short-Intermediate Income Fund, Inc. with and into BrownIA Intermediate Bond Fund.


(5)  Sections 2.04 and 2.07 of Registrant's Trust Instrument as filed in Exhibit
     1.

(6) (a) Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to Payson Value Fund and Payson Balanced Fund dated December 18, 1995 (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (b) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. relating to Austin Global Equity Fund dated as of June 14, 1996 (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (c) Investment  Advisory  Agreement between Registrant and Forum Investment
     Advisors, LLC relating to Maine TaxSaver Bond Fund and New Hampshire TaxSaver Bond Fund dated as of January 2, 1998 (Exhibit incorporated by reference as filed as Exhibit (5)(p) in post-effective amendment No. 56 via EDGAR on December 31, 1997, accession number 0001004402-97-000281).


     (d) Investment Advisory Agreement between Registrant and Grosvenor Capital Management, LLC relating to Investors Bond Fund and TaxSaver Bond Fund dated May 13, 2002 (Exhibit incorporated by reference as filed as Exhibit 16(6)(d) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).


     (e) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. dated as of June 1, 1998 (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

     (f) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated relating to BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund dated as of May 1, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 96 via EDGAR on May 16, 2001, accession number 0001004402-01-500077).

     (g) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated relating to BrownIA Maryland Bond Fund dated as of December 20, 2000 (Exhibit incorporated by reference as filed as Exhibit
     (d)(9) in post-effective amendment No. 86 via EDGAR on December 29, 2000, accession number 0001004402-00-000420).


     (h) Form of Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated relating to BrownIA Short Intermediate Bond Fund (Exhibit incorporated by reference as filed as Exhibit 16(6)(h) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).


     (i) Investment Advisory Agreement between Registrant and Mastrapasqua & Associates relating to Mastrapasqua Growth Value Fund dated July 1, 2000 (Exhibit incorporated by reference as filed as Exhibit (d)(8) in post-effective amendment No. 81 via EDGAR on July 31, 2000, accession number 0001004402-00-000261).

     (j) Investment Advisory Agreement between Registrant and Trillium Asset Management Corporation relating to The Advocacy Fund dated as of July 26, 2000 (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (k) Investment Advisory Agreement between Registrant and Shaker Management, Inc., (K/N/A/ Shaker Investments, LLC relating to Shaker Fund, dated April 26, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 94 via EDGAR on April 30, 2001, accession number 0001004402-01-500047).

     (l) Investment Advisory Agreement between Registrant and Adams, Harkness & Hill, Inc., relating to Winslow Green Growth Fund, dated as of March 29, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

     (m) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc., relating to DF Dent Premier Growth Fund dated as of July 13, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

     (n) Management Agreement between Registrant and King Investment Advisors, Inc. relating to Fountainhead Kaleidoscope Fund dated September 20, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(12) in post-effective amendment No. 103 via EDGAR on September 28, 2001, accession number 0001004402-01-500238).

     (o) Management Agreement between Registrant and King Investment Advisors, Inc. relating to Fountainhead Special Value Fund dated September 21, 2001 (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).



(7) (a) Distribution Agreement between the Registrant and Forum Fund Services, LLC dated February 28, 1999, as amended May 13, 2002 (Exhibit incorporated by reference as filed as Exhibit 16(7)(a) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (b) Form of Selected Dealer Agreement between Forum Fund Services, LLC and securities brokers (Exhibit incorporated herein by reference as filed as Exhibit (e)(1) in PEA 105 via EDGAR on November 2, 2001, accession number 0001004402-01-500277).

(8)  None.

(9) (a) Custodian Agreement between Registrant and Forum Trust, LLC dated May 12, 1999 relating to Austin Global Equity Fund, BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund, BrownIA Intermediate Bond Fund, DF Dent Premier Growth Fund, Equity Index Fund, Fountainhead Kaleidoscope Fund, Fountainhead Special Value Fund, Investors Bond Fund, Maine TaxSaver Bond Fund, Mastrapasqua Growth Value Fund, New Hampshire TaxSaver Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, A Shares, B Shares, C Shares and Institutional Shares of Shaker Fund, TaxSaver Bond Fund, The Advocacy Fund, Winslow Green Growth

     Fund, and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund and Institutional Service and Institutional Shares of Daily Assets Treasury Obligations Fund (Exhibit incorporated by reference as filed as Exhibit 16(9)(a) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (b) Master Custodian Agreement between Forum Trust, LLC and Bankers Trust Company relating to Austin Global Equity Fund, BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund, BrownIA Intermediate Bond Fund, DF Dent Premier Growth Fund, Equity Index Fund, Fountainhead Kaleidoscope Fund, Fountainhead Special Value Fund, Investors Bond Fund, Maine TaxSaver Bond Fund, Mastrapasqua Growth Value Fund, New Hampshire TaxSaver Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, A Shares, B Shares, C Shares and Institutional Shares of Shaker Fund, TaxSaver Bond Fund, The Advocacy Fund, Winslow Green Growth Fund, and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund and Institutional Service and Institutional Shares of Daily Assets Treasury Obligations Fund (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 84 via EDGAR on October 17, 2000, accession number 0001004402-00-000346).


(10) (a) Rule 12b-1 Plan effective January 1, 1999 adopted by the Investor Shares of Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund (Exhibit incorporated by reference as filed as Exhibit (15)(b) in post-effective amendment No. 69 via EDGAR on December 15, 1998, accession number 0001004402-98-000648).

     (b) Rule 12b-1 Plan effective August 15, 2000 adopted by The Advocacy Fund (Exhibit incorporated by reference as filed as Exhibit (m)(2) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (c) Rule 12b-1 Plan for Shaker Fund dated April 26, 2001 (as amended September 11, 2001), (Exhibit incorporated by reference as filed as Exhibit
     (m)(4) in post-effective amendment No. 105 via EDGAR on November 2, 2001, accession number 0001004402-01-500277).


     (d) Form of Rule 12b-1 Plan for BrownIA Small-Cap Growth Fund and BrownIA Intermediate Bond Fund (Exhibit incorporated by reference as filed as Exhibit (m)(4) in post-effective amendment No. 115 via EDGAR on July 30, 2002, accession number 0001004402-02-000302).

     (e) Rule 18f-3 plan adopted by Registrant dated December 5, 1997 (as amended May 19, 1998) and relating to Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund (Exhibit incorporated by reference as filed as Exhibit (18) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

     (f) Rule 18f-3 Plan dated April 26, 2001, as amended May 13, 2002, adopted by Registrant and relating to Shaker Fund (Exhibit incorporated by reference as filed as Exhibit 16(10)(d) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (g) Form of Rule 18f-3 Plan to be adopted by Registrant and relating to BrownIA Small-Cap Growth Fund and BrownIA Intermediate Bond Fund (Exhibit incorporated by reference as filed as Exhibit (n)(3) in post-effective amendment No. 115 via EDGAR on July 30, 2002, accession number 0001004402-02-000302).

(11) Opinion and consent of Seward & Kissel LLP regarding legality of securities (filed herewith).

(12) Opinion and consent of Piper Rudnick LLP regarding the tax consequences of each reorganization (to be filed pursuant to a post-effective amendment).

(13) (a) Administration Agreement between Registrant and Forum Administrative Services, LLC relating to Austin Global Equity Fund, BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund, BrownIA Intermediate Bond Fund, DF Dent Premier Growth Fund, Equity Index Fund, Fountainhead Kaleidoscope Fund, Fountainhead Special Value Fund, Investors Bond Fund, Maine TaxSaver Bond Fund, Mastrapasqua Growth Value Fund, New Hampshire TaxSaver Bond Fund,

     Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, A Shares, B Shares, C Shares and Institutional Shares of Shaker Fund, TaxSaver Bond Fund, The Advocacy Fund, Winslow Green Growth Fund and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund and Institutional Service and Institutional Shares of Daily Assets Treasury Obligations Fund (Exhibit incorporated by reference as filed as Exhibit 16(13)(a) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (b) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC relating to Austin Global Equity Fund, BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund, BrownIA Intermediate Bond Fund, DF Dent Premier Growth Fund, Equity Index Fund, Fountainhead Kaleidoscope Fund, Fountainhead Special Value Fund, Investors Bond Fund, Maine TaxSaver Bond Fund, Mastrapasqua Growth Value Fund, New Hampshire TaxSaver Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, A Shares, B Shares, C Shares and Institutional Shares of Shaker Fund, TaxSaver Bond Fund, The Advocacy Fund, Winslow Green Growth Fund, and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund and Institutional Service and Institutional Shares of Daily Assets Treasury Obligations Fund (Exhibit incorporated by reference as filed as Exhibit 16(13)(b) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (c) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC relating to Austin Global Equity Fund, BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund, BrownIA Intermediate Bond Fund, DF Dent Premier Growth Fund, Equity Index Fund, Fountainhead Kaleidoscope Fund, Fountainhead Special Value Fund, Investors Bond Fund, Maine TaxSaver Bond Fund, Mastrapasqua Growth Value Fund, New Hampshire TaxSaver Bond Fund, Payson Balanced Fund, Payson Value Fund, Polaris Global Value Fund, Investor Shares and Institutional Shares of Shaker Fund, TaxSaver Bond Fund, The Advocacy Fund, Winslow Green Growth Fund, and Investor Shares, Institutional Shares and Institutional Service Shares of Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund (Exhibit incorporated by reference as filed as Exhibit 16(13)(c) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (d) Shareholder Service Plan of Registrant dated December 5, 1997 relating to the Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund and Daily Assets Cash Fund (Exhibit incorporated by reference as filed as Exhibit (9)(c) in post-effective amendment No. 50 via EDGAR on November 12, 1997, accession number 0001004402-97-000189).

     (e) Shareholder Service Plan of Registrant dated March 18, 1998 relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

     (f) Shareholder Service Plan of Registrant dated March 1, 2000 relating to BrownIA Small Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund (Exhibit incorporated by reference as filed as Exhibit
     (h)(6) in post-effective amendment No. 86 via EDGAR on December 27, 2000, accession number 0001004402-00-000412).

     (g) Shareholder Service Plan of Registrant relating to BrownIA Small Cap Growth Fund, BrownIA Growth Equity Fund, BrownIA Maryland Bond Fund and BrownIA Intermediate Bond Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 115 via EDGAR on July 30, 2002, accession number 0001004402-02-000302).

     (h) Shareholder Service Plan of Registrant dated July 1, 2000 relating to Mastrapasqua Growth Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

     (i) Shareholder Service Plan dated April 26, 2001, as amended May 13, 2002, of Registrant relating to Shaker Fund (Exhibit incorporated by reference as filed as Exhibit 16(13)(j) in Form N-14 Registration Statement via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

     (j) Shareholder Service Plan of Registrant relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

(14) (a) Consent of PricewaterhouseCoopers LLP (filed herewith).

(14) (b) Consent of Deloitte & Touche LLP (filed herewith).

(15) None.

(16) Powers of Attorney of Costas Azariadis, James C. Cheng, John Y. Keffer, and
     J. Michael Parish  (Exhibit  incorporated  by reference as filed as Exhibit
     (16) to Registrant's Registration Statement as Form N-14 via EDGAR on April 7, 1998, accession number 0000919574-98-000466).

(17) (a) Proxy Card for Short-Intermediate Income Fund, Inc. (filed herewith).

ITEM 17 - UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post- effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file copies of the tax opinions required to be filed as an exhibit to the registration statement by Item 16 (12) of Form N-14 under the Securities Act of 1933, as amended, by means of a post-effective amendment to the registration statement.

SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the city of Portland and State of Maine, August 15, 2002.



                                        FORUM FUNDS

                                        By:  /S/ JOHN Y. KEFFER
                                             ------------------------------
                                        John Y. Keffer
                                        President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                           TITLE                      DATE

Principal Executive Officer


/S/ JOHN Y. KEFFER                  Chairman                   August 15, 2002
---------------------------
John Y. Keffer                      and President


Principal Financial
and Accounting Officer


/S/ STACEY A. HONG                  Treasurer                  August 15, 2002
---------------------------
Stacey A. Hong


A majority of the Trustees


/S/ JOHN Y. KEFFER                                             August 15, 2002
---------------------------

John Y. Keffer

Costas Azariadis
James C. Cheng
J. Michael Parish


/S/ JOHN Y. KEFFER                                             August 15, 2002
---------------------------

By: John Y. Keffer
(Attorney-in-fact)

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT


11       Opinion and Consent of Seward & Kissel LLP

14(a)    Consent of PricewaterhouseCoopers LLP

14(b)    Consent of Deloitte & Touche LLP

17(a)    Proxy Card for Short-Intermediate Fund, Inc.

17(b)    Proxy Card for Emerging Growth Fund, Inc.

                                                                      EXHIBIT 11

                               SEWARD & KISSEL LLP
                               1200 G Street, N.W.
                              Washington, DC 20005

                            Telephone: (202) 737-8833
                            Facsimile: (202) 737-5184

                                               August 15, 2002

Forum Funds
Two Portland Square
Portland, Maine  04101

Ladies and Gentlemen:

                  We have acted as counsel to Forum Funds, a Delaware business trust (the "Trust"), in connection with the transfer of substantially all the assets of (i) Emerging Growth Fund, Inc., a Maryland corporation ("Growth Fund"), to BrownIA Small-Cap Growth Fund, a series of the Trust ("BrownIA Growth Fund"), in exchange for shares of BrownIA Growth Fund and (ii) Short-Intermediate Income Fund, Inc., a Maryland corporation ("Short-Intermediate Fund"), to BrownIA Intermediate Bond Fund, a series of the Trust ("BrownIA Intermediate Fund"), in exchange for shares of BrownIA Intermediate Fund. We also have acted as counsel to the Trust in connection with the subsequent distribution of shares of BrownIA Growth Fund and BrownIA Intermediate Fund to the stockholders of Growth Fund and Short-Intermediate Fund, respectively. Each of these transactions will be completed pursuant to a separate Agreement and Plan of Reorganization approved by the Board of Trustees of the Trust (collectively, the "Plans"). We have not acted as counsel to the Trust in connection with the federal or state tax aspects of the transactions.

                  We have examined the Trust Instrument and Bylaws of the Trust, the Trust's Registration Statement on Form N-14 in which this opinion letter is included as an exhibit (the "Registration Statement") and the Plans in the forms approved by the Board of Trustees of the Trust. We have also examined and relied upon a certificate of the Secretary of State of the State of Delaware to the effect that the Trust is duly formed and existing under the laws of the State of Delaware and in good standing in the State of Delaware.

                  In addition, we have examined and relied upon a certificate of the Secretary of the Trust certifying, among other things, that the Plans presented to us are substantially in the forms approved by the Board of Trustees of the Trust and the adoption by the Board of Trustees of the Trust of resolutions approving the Plans and authorizing the issuance of the shares of BrownIA Growth Fund and BrownIA Intermediate Fund pursuant to the Plans, as applicable. We have also examined and relied upon such records of the Trust and other documents and certificates with respect to factual matters as we have deemed necessary to render the opinion expressed herein. We have assumed, without independent verification, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity with originals of all documents submitted to us as copies.

                  Based on such examination, we are of the opinion that:

                  1. The Trust is validly existing as a business trust in good standing under the laws of the State of Delaware; and

                  2. The shares of BrownIA Growth Fund and BrownIA Intermediate Fund to be issued in accordance with the terms of the Plans, as applicable, when so issued, will constitute validly issued, fully paid and nonassessable shares under the laws of the State of Delaware.

                  Please be advised that we are opining as set forth above as members of the bars of the State of New York and the District of Columbia. This opinion does not extend to the securities or "blue sky" laws of any state.

                  We hereby consent to the filing of this opinion letter with the Securities and Exchange Commission as an exhibit to the Registration Statement and to the reference to our firm under the caption "Additional Information - Legal Matters" in each Proxy Statement/Prospectus included in the Registration Statement.




                                                Very truly yours,


                                                /s/ SEWARD & KISSEL LLP



47180.0060 #339915

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Proxy Statement and Prospectus, and the Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "Registration Statement"), of our report dated December 7, 2001 relating to the financial statements and financial highlights appearing in the October 31, 2001 Annual Report to Shareholders of the Emerging Growth Fund, Inc., and of our report dated February 1, 2002 relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of the Short-Intermediate Income Fund, Inc., which are also incorporated by reference into the Registration Statement and references to us under the headings "Experts" and "Financial Highlights" in such Proxy Statement and Prospectus. We also consent to the references to us under the headings "Financial Highlights" in the Emerging Growth Fund, Inc.'s Prospectus dated March 1, 2002 and "Independent Accountants" and "Financial Statements" in the Emerging Growth Fund, Inc.'s Statement of Additional Information dated March 1, 2002, and the references to us under the headings "Financial Highlights" in the Short-Intermediate Income Fund, Inc.'s Prospectus dated May 1, 2002 and "Independent Accountants" and "Financial Statements" in the Short-Intermediate Fund's Statement of Additional Information dated May 1, 2002 which have been incorporated by reference into this Registration Statement.



PricewaterhouseCoopers LLP
Baltimore, Maryland
August 15, 2002

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement on Form N-14 of the Forum Funds of our report for BrownIA Small Cap Growth Fund dated June 28, 2002 and to the reference of our name in the section entitled "Additional Information - Experts" in the Combined Proxy Statement and Prospectus underlying the reorganization of Emerging Growth Fund, Inc. into and with BrownIA Small-Cap Growth Fund which constitutes part of this Registration Statement.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 15, 2002

DEUTSCHE ASSET MANAGEMENT                                       FIRST CLASS
A Member of the Deutsche Bank Group                             U.S. POSTAGE
SHORT-INTERMEDIATE INCOME FUND, INC.                               PAID
P.O. BOX 9132                                                      PROXY
HINGHAM, MA 02043-9132                                           TABULATOR





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                CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.
                INTERNET: Vote on the Internet at www.proxyweb.com and use the control number on the front of your proxy card.
                MAIL: Return the signed proxy card in the enclosed envelope.
                DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.


                  **** CONTROL NUMBER ****: 999 999 999 999 99****



                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE  TO BE HELD SEPTEMBER 19, 2002 AT  2:30 P.M., EASTERN TIME

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of the Shareholders of the Fund to be held on September19, 2002 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of the Special Meeting of Shareholders and Combined Proxy Statement/Prospectus of the Board of Directors.
Said proxies are  directed to vote or refrain from voting  pursuant to the Proxy
Statement as indicated upon the matter set forth below.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. An ABSTAIN vote will be counted in determining the existence of a quorum at the Special Meeting and for Proposal I will have the effect of votes
AGAINST the Proposal. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Combined Proxy
Statement/Prospectus of the Board of Directors.

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE FUND.  THE
BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL I.

                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            Dated:________________

                            ---------------------------------------------------
                           |                                                   |
                           |                                                   |
                           |                                                   |
                            ---------------------------------------------------
                                   Signature(s)(Title(s), if applicable)

                           Please sign exactly as your name or names appear. When
                           signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

                                                                Brown IA SIIF #2

           Please fold and detach card at perforation before mailing





                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following  matters
for  the  Fund,  as  indicated   below  and  more  fully   described  under  the
corresponding  Proposal in the Proxy  Statement,  and such other  matters as may properly come before the Special Meeting or any adjournments thereof:




PROPOSAL I:    To approve the Agreement and Plan of Reorganization  (the "Plan")    FOR   AGAINST  ABSTAIN
               between  Short-Intermediate  Income Fund,  Inc.  (the "Fund") and    [ ]     [ ]      [ ]
               Forum Funds, on behalf of the BrownIA Intermediate Bond Fund (the
               "BrownIA Fund"),  that provides for the acquisition of all of the assets and assumptions of the liabilities of the Fund in exchange for shares of  beneficial  interest of the  BrownIA  Fund and the distribution of BrownIA Fund shares to the Fund shareholders.

DEUTSCHE ASSET MANAGEMENT                                       FIRST CLASS
A Member of the Deutsche Bank Group                             U.S. POSTAGE
EMERGING GROWTH FUND, INC.                                         PAID
P.O. BOX 9132                                                      PROXY
HINGHAM, MA 02043-9132                                           TABULATOR




           Please fold and detach card at perforation before mailing


                VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!!
                CALL: To vote by phone call toll-free 1-800-690-6903 and use the control number on the front of your proxy card.
                INTERNET: Vote on the Internet at www.proxyweb.com and use the control number on the front of your proxy card.
                MAIL: Return the signed proxy card in the enclosed envelope.
                DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.


                  **** CONTROL NUMBER ****: 999 999 999 999 99****



                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE  TO BE HELD SEPTEMBER 19, 2002 AT  2:30 P.M., EASTERN TIME

The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of the Shareholders of the Fund to be held on September19, 2002 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of the Special Meeting of Shareholders and Combined Proxy Statement/Prospectus of the Board of Directors.
Said proxies are  directed to vote or refrain from voting  pursuant to the Proxy
Statement as indicated upon the matter set forth below.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. An ABSTAIN vote will be counted in determining the existence of a quorum at the Special Meeting and for Proposal I will have the effect of votes
AGAINST the Proposal. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Combined Proxy
Statement/Prospectus of the Board of Directors.

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF THE FUND.  THE
BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL I.

                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            Dated:________________

                            ---------------------------------------------------
                           |                                                   |
                           |                                                   |
                           |                                                   |
                            ---------------------------------------------------
                                   Signature(s)(Title(s), if applicable)

                           Please sign exactly as your name or names appear. When
                           signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

                                                                 Brown IA EMG #1

           Please fold and detach card at perforation before mailing

                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                PLEASE DO NOT USE FINE POINT PENS.


The Special Meeting is being held to consider and vote on the following  matters
for  the  Fund,  as  indicated   below  and  more  fully   described  under  the
corresponding  Proposal in the Proxy  Statement,  and such other  matters as may properly come before the Special Meeting or any adjournments thereof:


PROPOSAL I:    To approve the Agreement and Plan of Reorganization  (the "Plan")    FOR   AGAINST  ABSTAIN
               between  Emerging Growth Fund, Inc. (the "Fund") and Forum Funds,    [ ]     [ ]      [ ]
               on behalf of the  BrownIA  Small-Cap  Growth  Fund (the  "BrownIA
               Fund"),  that provides for the  acquisition  of all of the assets and  assumptions  of the  liabilities of the Fund in exchange for shares  of  beneficial  interest  of the  BrownIA  Fund  and  the distribution of BrownIA Fund shares to the Fund shareholders.